As filed with the Securities and Exchange Commission on November 17, 2006

                                                     Registration Nos. 333-66807
                                                                       811-09093

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|


                                Pre-Effective Amendment No.___               |_|
                                Post-Effective Amendment No. 55              |X|


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|


                                Amendment No. 58                             |X|

                        (Check appropriate box or boxes.)

                                 ---------------

                                  E*TRADE FUNDS
               (Exact Name of Registrant as Specified in Charter)

                    4500 BOHANNON DRIVE, MENLO PARK, CA 94025
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (650) 331-6000

               Russell Elmer, Esq.               Jane A. Kanter, Esq.
               E*TRADE Financial Corporation     Dechert LLP
               671 N. Glebe Road                 1775 I Street, N.W.
               Arlington, VA 22203               Washington, D.C. 20006
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

      |X|   Immediately upon filing pursuant to Rule 485(b)

      |_|   On [date] pursuant to Rule 485(b)

      |_|   60 days after filing pursuant to Rule 485(a)(1)

      |_|   On [date] pursuant to Rule 485(a)(1)

      |_|   75 days after filing pursuant to Rule 485(a)(2)

      |_|   On [      ], 2006 pursuant to Rule 485(a)(2)

      |_| This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                                   PROSPECTUS

                                November 20, 2006


                           E*TRADE KOBREN GROWTH FUND

     [E*TRADE Funds logo appears in bottom right-hand corner of cover page]


               [The following statement appears in a colored box]

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF E*TRADE BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

LIKE SECURITIES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

FACTORS EVERY INVESTOR SHOULD KNOW                                         3

     Investment goal                                                       3

     Principal investments                                                 3

     Investment strategy                                                   3

     Principal investment risks                                            4

     Summary of past performance                                           5

     Who may want to invest in E*TRADE Kobren Growth Fund                  6

     Fees and expenses                                                     7

MORE ABOUT THE FUND'S STRATEGIES AND INVESTMENTS                           8

INVESTMENT ADVISER AND SUBADVISER                                          10

INVESTMENT AND ACCOUNT POLICIES                                            12

     Calculation of net asset value per share                              15

     How to purchase shares                                                14

     How to exchange/redeem shares                                         15

     Short-term and excessive trading policy                               16

     Closing sub-minimum accounts                                          17

     Signature guarantees                                                  17

     Dividends, distributions and taxes                                    17

FINANCIAL HIGHLIGHTS                                                       18

FOR MORE INFORMATION                                                  back cover



--------------------------------------------------------------------------------
2                          E*TRADE KOBREN GROWTH FUND

                       FACTORS EVERY INVESTOR SHOULD KNOW

INVESTMENT GOAL

Long-term growth of capital primarily through capital appreciation and (secondarily) through income. Additionally, the goal of the Fund is to exhibit a "volatility" level over a full market cycle approximating that of the S&P 500 Index. A full market cycle is the market's peak to its trough and back to a market peak.

PRINCIPAL INVESTMENTS

o The Fund invests at least 65% of its assets in open-end growth funds and growth and income funds (underlying funds).

o The Fund invests up to 35% of its assets in underlying funds that are fixed income funds or exchange-traded funds and direct investments in stocks, bonds and other permitted investments.

The Fund and the underlying funds in its portfolio may invest in equity securities of any market capitalization of U.S. and foreign companies, including emerging market issuers. These securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, partnership interests and equity participations. The Fund and the underlying funds in its portfolio may invest in fixed income securities of any maturity or duration. These securities may be issued by the U.S. government or any of its agencies, foreign governments, supranational entities such as the World Bank, and U.S. and foreign companies, including emerging market issuers.

The Fund's investments in fixed income securities may be of any credit quality and may have all types of interest rate payment and reset terms. They may include mortgage-backed, asset-backed and derivative securities, as well as junk bonds. Junk bonds involve more credit risk and interest rate risk than investment grade bonds.

[Kobren   Investment   Management  logo  appears  on  left-side  of  "Investment
Strategy"]

INVESTMENT STRATEGY

1. ASSET ALLOCATION -- Kobren Insight Management, Inc. ("KIM"), the Fund's investment subadviser, begins with a fundamental analysis of the economy and investment markets in the U.S. and foreign countries. In deciding what percentage of the Fund's assets should be allocated to U.S. stocks, foreign stocks, U.S. bonds, foreign bonds and cash equivalents, KIM focuses on a variety of factors, including one or more of the following:

o     AN UNDERLYING FUND'S TARGET VOLATILITY RELATIVE TO THE S&P 500 INDEX

o     ECONOMIC FACTORS SUCH AS INFLATION, EMPLOYMENT AND INTEREST RATES

o     THE OUTLOOK FOR CORPORATE EARNINGS

o     CURRENT STOCK VALUATIONS (E.G., PRICE TO EARNINGS AND PRICE TO BOOK
      RATIOS)

o     SUPPLY AND DEMAND FOR VARIOUS ASSET CLASSES

2. INVESTMENT STYLES -- Next, KIM determines the percentage of the Fund's equity assets that may be allocated to one or more of the following six global equity styles:

o     U.S. GROWTH--LARGE CAP

o     U.S. GROWTH--SMALL CAP

o     U.S. VALUE--LARGE CAP

o     U.S. VALUE--SMALL CAP

o     DIVERSIFIED INTERNATIONAL EQUITY

o     SPECIALIZED INTERNATIONAL EQUITY

In allocating among styles, KIM first reviews the broad-based economic factors that will influence the earnings prospects for each style. Then, to determine each style's relative attractiveness, KIM compares the resulting earnings outlook for each style with the style's current valuation in relation to historical norms and other styles. Specialized International Equity funds concentrate their investments in particular regions or countries or may concentrate in emerging markets.

3. FUND SELECTION -- KIM looks for funds having an investment process that appears to offer the highest risk-adjusted return potential given its style, size and sector exposures. KIM analyzes managers using both quantitative and qualitative analysis. Quantitative analysis includes portfolio- and return-based attribution analysis (i.e., understanding how past performance was generated). Qualitative analysis involves regular interaction with the managers of current and potential underlying mutual funds. In addition to individual fund analysis, KIM examines how funds interact with each other in order to build a portfolio of funds with certain risk characteristics and sector/style exposures.


--------------------------------------------------------------------------------
                                  PROSPECTUS                                   3

                           PRINCIPAL INVESTMENT RISKS

[[sidebar] [Bull and Bear figures and underneath: An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.]

You could lose money on your investment in the Fund or the Fund could perform worse than other possible investments if any of the following occurs:

o     The U.S. or a foreign stock market goes down.

o An adverse event, such as an unfavorable earnings report or credit downgrade, depresses the value of a particular issuer's stocks or bonds that are held by the Fund or an underlying fund.

o     KIM's  judgments  about  the  attractiveness   and  risk-adjusted   return
      potential of particular asset classes, investment styles, industries, underlying funds or other issuers prove to be wrong.

o Prices of the Fund's or an underlying fund's investments in small-capitalization companies may experience sharper declines in market values because they tend to have limited resources, and these securities can be more difficult to sell than investments in mid- to large-capitalization companies.

o Prices of the Fund's or an underlying fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers and may entail greater transaction costs. These risks are more severe for securities of issuers in emerging market countries.

o An issuer of a debt security or OTC derivative contract could default on its obligation to pay principal and interest, or a rating organization could downgrade the credit rating of the issuer. Junk bonds involve more credit risk than higher quality debt securities.

o Interest rates go up, which could make bond prices and the value of the Fund's or an underlying fund's investments in fixed income securities go down. Interest rate changes will impact low quality bonds in different ways depending on credit ratings. BB and higher rated bonds are more sensitive to prevailing interest rates than lower rated bonds. For bonds rated B and below, credit risk is more significant than interest rate risk.

o The issuer of a debt security may exercise its right when interest rates are falling to prepay (or "call") principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Prepayments will also depress the value of interest-only securities. Corporate bonds, mortgage-backed securities and asset-backed securities are especially susceptible to prepayment risk.

o The issuer of a debt security may prepay principal more slowly than expected when interest rates are rising. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. Mortgage-backed securities and asset-backed securities are especially susceptible to extension risk.

[sidebar] Special risks of investing in other mutual funds.

The Fund's practice of investing primarily in other mutual funds presents special risks.

o You will bear not just your proportionate share of the Fund's operating expenses, but also, indirectly, the operating expenses of the underlying funds, which underlying fund expense ratios (total annual fund operating expenses and transaction fees) are expected to range from 0.45% to 1.53%.

o One underlying fund may be buying the same securities that another underlying fund is selling. You would indirectly bear the costs of these transactions without accomplishing any investment purpose.

o You may receive higher taxable capital gains distributions than if you invested directly in the underlying funds.

o Because of regulatory restrictions, the Fund's ability to invest in an attractive underlying fund may be limited to the extent that the underlying fund's shares are already held by KIM or its affiliates.

o The Fund's investments in exchange-traded funds have certain risks such as their shares trading at a premium or a discount to their net asset value, the absence of an active trading market for their shares, or the halting of trading of an exchange-traded funds' shares due to listing exchange decision, delisting from the exchange or activation of market-wide "circuit breakers" halting stock trading generally.


--------------------------------------------------------------------------------
4                            E*TRADE KOBREN GROWTH FUND

                       FACTORS EVERY INVESTOR SHOULD KNOW

[sidebar] Summary of past performance

[This section appears in a colored box]


Pursuant to an agreement and plan of reorganization and redomiciliation, the Fund acquired all of the assets and assumed all of the liabilities of the Kobren Growth Fund (the "Predecessor Fund") as of the close of business on November 17, 2006 (the "reorganization"). In the reorganization, the Predecessor Fund exchanged all of its assets for shares of the Fund. As a result of the reorganization, the Fund became the accounting successor of the Predecessor Fund. The Fund's performance reflects the performance of the Predecessor Fund for the periods from December 16, 1996 (the Predecessor Fund's inception date) through October 31, 2006.

The following bar chart and table may help illustrate the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The bar chart shows the performance of the Fund (currently the performance of the Predecessor Fund for the periods from December 16, 1996 through October 31,
2006) for the periods indicated. The table shows how the Fund's average annual returns for the periods indicated compare to those of a widely recognized, unmanaged index of common stock prices.

Such performance has not been restated to reflect any differences in expenses. KIM, the Fund's investment subadviser, served as the investment adviser of the Predecessor Fund whose performance is reflected below. The Predecessor Fund benefited from an agreement to limit its expenses. The Fund benefits from a similar agreement, see "Investment Adviser and Subadviser -- Expense Limitation Agreement" (the "Expense Limitation Agreement"). The Fund's and the Predecessor Fund's performance would be lower in the absence of such agreement. The Fund's performance will vary from year to year. The past performance (before and after taxes) reflected below does not necessarily indicate how the Fund will perform in the future.

[Bar chart showing the calendar year performance of the Predecessor Fund for 1997, 1998, 1999, 2000, 2001, 2002, 2003, 2004 and 2005, respectively.]

1997           15.0%
1998           11.5%
1999           29.7%
2000          -9.8%
2001          -7.3%
2002          -11.3%
2003           28.0%
2004           11.1%
2005           8.2%

Best quarterly return 20.48% in 4th quarter 1999
Worst quarterly return -15.33% in 3rd quarter 2001
Year-to-date return 9.99% at October 31, 2006


--------------------------------------------------------------------------------
                                PROSPECTUS                                     5

                       FACTORS EVERY INVESTOR SHOULD KNOW

[sidebar] More about past performance
[This section appears in a colored box]

                             AVERAGE ANNUAL RETURNS
               FOR PERIODS ENDED 12/31/05 FOR THE PREDECESSOR FUND

The following table indicates how the Predecessor Fund's average annual returns for different calendar periods compare to the returns of the Standard & Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is an unmanaged index of 500 widely traded industrial, transportation, financial and public utility stocks. It is not possible to invest in an index. The performance figures shown below reflect performance of the Predecessor Fund.


---------------------------------------------------------------------------------------------------------
                                                                          SINCE           INCEPTION
                                                1 YEAR     5 YEARS      INCEPTION            DATE
---------------------------------------------------------------------------------------------------------
PREDECESSOR FUND*                                                                        12/16/96
---------------------------------------------------------------------------------------------------------
Return before taxes                             8.22%       4.82%        7.63%
---------------------------------------------------------------------------------------------------------
Return after taxes on distributions             7.32%       4.47%        6.82%
---------------------------------------------------------------------------------------------------------
Return after taxes on distributions and         6.32%       4.03%        6.35%
   sale of fund shares
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
S&P 500 INDEX
---------------------------------------------------------------------------------------------------------
(Reflects no deduction for taxes, expenses      4.91%       0.54%        7.92%
   or fees)
---------------------------------------------------------------------------------------------------------


* From December 16, 1996, the Predecessor Fund's inception date, through November 17, 2006, the Fund operated as the Kobren Growth Fund (the Predecessor
Fund) and was advised by KIM, the Fund's investment subadviser. As of the close of business on November 17, 2006, the Predecessor Fund was reorganized with and into the Fund.


After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

                  WHO MAY WANT TO INVEST IN KOBREN GROWTH FUND

[Graphic of male and female figures]

o Investors seeking growth of capital and a volatility level approximating that of the S&P 500 Index.

o Investors with a minimum five-year time horizon and no need for current income.


--------------------------------------------------------------------------------
6                             E*TRADE KOBREN GROWTH FUND

                       FACTORS EVERY INVESTOR SHOULD KNOW

[sidebar] Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. These fees and expenses are in addition to those paid by the underlying funds in which the Fund may invest. As an investor in the Fund, you will bear not just your proportionate share of the Fund's fees and expenses, but also, indirectly, the fees and expenses of the underlying funds.

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                                        None
Maximum deferred sales charge (load)                                                    None
Redemption fee                                                                          None
Exchange fee                                                                            None

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) 1
Management fees 2                                                                       0.60%
Distribution (12b-1) and/or service fees                                                None
Other expenses 1                                                                        0.47%
Total annual fund operating expenses 3                                                  1.07%
Fee waiver and/or expense reimbursement 2                                              (0.09)%
                                                                                       -----
Net annual fund operating expenses 2,3,4                                                0.98%

1 Other expenses are based upon the Predecessor Fund's other expenses for the year ended December 31, 2005 and have been adjusted to reflect the administration fee payable to E*TRADE Asset Management, Inc. ("ETAM").

2 The fee waiver and/or expense reimbursement reflects the contractual Expense Limitation Agreement pursuant to which ETAM has agreed to waive or limit its fees and to assume other expenses of the Fund so that, on an annualized basis, the net annual fund operating expenses (other than interest, taxes, brokerage commission, other expenditures that are capitalized in accordance with GAAP, expenses borne by the Fund as a result of investing in any underlying fund, and extraordinary fees and expenses not incurred in the ordinary course of business) do not exceed 1.00% of average daily net assets (calculated before giving effect to the advisory fee reduction described below in this footnote) through at least April 30, 2008. There is no guarantee that the Expense Limitation Agreement (or the fee waiver and/or expense reimbursement by ETAM) will continue after April 30, 2008 or will continue at the currently specified level of net Fund expenses. For example, ETAM may determine to discontinue the Expense Limitation Agreement at the currently specified level of net Fund expenses if the Fund's assets do not increase significantly by April 30, 2008. As described more fully in the section of this prospectus titled "Investment Adviser and Subadviser - Expense Limitation Agreement," the Fund may at a later date reimburse ETAM for the fees it waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement (other than as a result of the advisory fee reduction described in the next paragraph of this footnote) provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 1.00% and the Board of Trustees has approved in advance such reimbursement payment to ETAM.

      In addition, ETAM is contractually obligated in its investment advisory agreement to reduce its advisory fees by an amount equal to any Rule 12b-1 fees, service fees or revenue sharing payments it or its affiliates receive with respect to the Fund's investment in underlying funds. For the year ended December 31, 2005, such reduction of its advisory fees equaled 0.02% of the Predecessor Fund's average daily net assets.

3 Total annual fund operating expenses do not include any expenses of underlying funds in which the Fund may invest. The anticipated range of underlying fund expense ratios is from 0.45% to 1.53%. The average additional expenses relating to underlying fund expenses for the Fund would be an additional 0.88% based on average net assets of the Predecessor Fund for the fiscal year ended December 31, 2005 and the above range of underlying fund expense ratios; and total annual fund operating expenses, including the 0.88% additional underlying fund expenses, would be 2.00%.

4 Net annual fund operating expenses, including underlying fund fees and expenses, and accounting for the expense limitations and revenue sharing payments described in note 2 would be 1.86%.

[sidebar] This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that:

o     You invest $10,000 in the Fund for the time periods indicated;

o     Your investment has a 5% return each year;

o The Expense Limitation Agreement is in effect through April 30, 2008, and reflects this contractual expense limit for the corresponding components of the 3-, 5- and 10-year periods; and

o     You redeem your investment at the end of each period.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                    1 year               $100
                   3 years               $331
                   5 years               $581
                  10 years             $1,298


--------------------------------------------------------------------------------
                                  PROSPECTUS                                   7

                MORE ABOUT THE FUND'S STRATEGIES AND INVESTMENTS

[sidebar] E*TRADE Kobren Growth Fund's strategies and investments.

                        INDUSTRY/STYLE ALLOCATION PROCESS

The Fund's strategy is to maintain a diversified mix of underlying holdings by industry, market capitalization and style (i.e., growth vs. value, small capitalization vs. large capitalization). Nevertheless, KIM will attempt to make opportunistic shifts based on market conditions.

                          INVESTING IN UNDERLYING FUNDS

The Fund invests primarily in other mutual funds, and to a lesser extent, exchange-traded closed-end funds, including those whose investment goal does not match that of the Fund. KIM believes that, by investing in a combination of funds with a broad range of goals and offsetting risk characteristics, the Fund can achieve a higher composite rate of return while meeting its volatility targets. Underlying funds may engage in all types of investment practices, even those that the Fund does not engage in directly. The Fund will bear all the risks associated with underlying funds' investments.

Due to KIM's size and buying power, the Fund can invest at net asset value in underlying funds that would otherwise be sold with a front-end sales charge. The Fund will not buy underlying fund shares if the Fund would have to pay a front-end sales charge on the purchase. However, the Fund may buy underlying fund shares subject to a deferred sales charge, redemption fee or 12b-1 fee.

As mentioned above, the Fund may also purchase shares of exchange-traded closed-end funds (ETFs). ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. ETFs also have similar risks to the risks described above with respect to the Fund's investments in underlying funds.

                               DEFENSIVE INVESTING

The Fund (and each underlying fund in its portfolio) may depart from its principal investment strategies by taking temporary defensive positions in short-term debt securities in response to adverse market, economic or political conditions for up to 100% of the portfolio. The Fund would give up potential gains and minimize losses while defensively invested.

                           ADDITIONAL INVESTMENT RISKS

The Fund (and the underlying funds in its portfolio) could lose money or underperform for the reasons listed in the "Principal Investment Risks" section or for the following additional reasons:

o LEVERAGE RISK -Because of borrowing or investments in derivative contracts or leveraged derivative securities, the Fund may suffer disproportionately heavy losses relative to the amount of its investment. Leverage can magnify the impact of poor asset allocation or investment decisions.


--------------------------------------------------------------------------------
8                           E*TRADE KOBREN GROWTH FUND

                MORE ABOUT THE FUND'S STRATEGIES AND INVESTMENTS

o CORRELATION RISK -Changes in the value of the Fund's derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

o LIQUIDITY AND VALUATION RISKS -Securities that were liquid when purchased by the Fund may become temporarily illiquid and hard to value, especially in declining markets.

Also, an underlying fund's obligation to redeem shares held by the Fund is limited to 1% of the underlying fund's outstanding shares in a 30-day period. Because the Fund and its affiliates may together acquire up to 3% of an underlying fund's shares, it may take up to 90 days for the Fund to completely dispose of its underlying fund shares.

                        IMPACT OF HIGH PORTFOLIO TURNOVER

The Fund or any underlying fund in its portfolio may engage in active and frequent trading to achieve its principal investment strategies. As a result, the Fund may realize and distribute to shareholders higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

                              DERIVATIVE CONTRACTS

The Fund (and each underlying fund in its portfolio) may, but is not required to, use derivative contracts for any of the following purposes:

o To seek to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.

o     As  a  substitute  for   purchasing  or  selling   securities  or  foreign
      currencies.

o To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

o In non-hedging situations, to attempt to profit from anticipated market developments.

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

                               PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI). In addition, by clicking on "E*TRADE Kobren Growth Fund" and then "Prospectuses and Reports" and then "E*TRADE Kobren Growth Portfolio" on the Fund's website (WWW.KOBREN.COM/FUNDS), you may obtain a full listing of the Fund's portfolio as of the most recent month end. Such information is generally made available 30 days after month end. Once posted, the above information will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current. The Fund may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.

                           THE FUND'S INVESTMENT GOAL

The Board of Trustees may change the Fund's investment goal without obtaining the approval of the Fund's shareholders. The Fund might not succeed in achieving its goal.


--------------------------------------------------------------------------------
                                  PROSPECTUS                                   9

                        INVESTMENT ADVISER AND SUBADVISER

                     ADVISER: E*TRADE ASSET MANAGEMENT, INC.

[E*TRADE Financial logo appears in upper left-hand corner]

E*TRADE Asset Management, Inc. ("ETAM") is the Fund's investment adviser. ETAM is a wholly-owned subsidiary of E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL") and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM also provides investment management services for the other funds in the E*TRADE Family of Funds, all of which are series of E*TRADE Funds. As of September 30, 2006 ETAM managed approximately $550 million.

Subject to the supervision of the Board of Trustees ("Board") of E*TRADE Funds (the "Trust"), ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund. Pursuant to the investment advisory agreement, the Fund has agreed to pay ETAM a monthly advisory fee at the annual rate of 0.60% of the Fund's average daily net assets. ETAM will also receive an administrative services fee of 0.15% of the Fund's average daily net assets pursuant to its role as Administrator for the Trust. Prior to the reorganization of the Predecessor Fund into the Fund, the Fund (when it was the Predecessor
Fund) paid Kobren Insight Management, Inc., the Fund's former investment adviser, a monthly advisory fee at the annual rate of 0.75% (0.75% for the year ended December 31, 2005 after giving effect to the voluntary fee waiver applicable to the Predecessor Fund) of the Fund's average daily net assets.

The Fund may invest in shares of an underlying fund:

o that makes payments pursuant to Rule 12b-1 or as service fees based on the amount of shares held by the Fund; or

o whose investment adviser is willing to share a portion of the underlying fund's advisory fee attributable to the underlying fund shares held by the Fund.

Pursuant to the Fund's investment advisory agreement, any Rule 12b-1 payments, service fees or revenue sharing payments received by ETAM or its affiliates with respect to shares of any underlying fund held by the Fund will be applied against the advisory fees owed to ETAM by the Fund, thereby reducing the amount of advisory fees paid by the Fund to ETAM. The Fund pays a portion of the costs of participation in various network programs, including the program sponsored by E*TRADE FINANCIAL.

                   SUBADVISER: KOBREN INSIGHT MANAGEMENT, INC.

[Kobren logo appears in upper left-hand corner]


ETAM has engaged KIM as the Fund's subadviser. KIM was established in 1987 and was acquired by E*TRADE FINANCIAL in 2005. KIM is located at 20 William Street, Wellesley Hills, Massachusetts 02481. As of September 30, 2006, KIM managed approximately 900 client accounts with assets totaling approximately $1.2 billion. KIM served as the investment adviser to the Predecessor Fund since its inception in 1996 through the date of the reorganization. Subject to the supervision of ETAM and the Board, KIM makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.


Eric M. Kobren is the primary Portfolio Manager for the Fund and has been the Predecessor Fund's primary Portfolio Manager since its inception in 1996. Mr. Kobren approves all transactions for the Fund. Mr. Kobren is and has been the President of KIM since its inception in 1987. He is also a Vice President of ETAM. He has also been the President and principal shareholder of Mutual Fund Investors Association, Inc., the publisher of FIDELITY INSIGHT and FUNDSNET INSIGHT reports, since its inception in 1985. Mr. Kobren has been in the investment business since 1976. John Russel (Rusty) Vanneman, CFA, is the Fund's Co-Portfolio Manager and has been the Predecessor Fund's Co-Portfolio Manager since May 2001. He joined KIM as the Director of Research in January 2001. Prior to joining KIM, Mr. Vanneman was a Senior Analyst at Fidelity Management and Research Company's Strategic Advisors from December 1996 to January 2001. Previously, he was a Managing Analyst for Thomson Financial's Global Markets from January 1991 to December 1996. He has been in the investment business since 1990.

ETAM pays KIM a monthly subadvisory fee at the annual rate of 0.50% of the Fund's average daily net assets. The Fund is not responsible for paying KIM's subadvisory fee.


--------------------------------------------------------------------------------
10                             E*TRADE KOBREN GROWTH FUND

                        INVESTMENT ADVISER AND SUBADVISER

ETAM and the Fund may seek an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by the Fund's shareholders, to (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements provided any such action with respect to an agreement with a sub-adviser that is an affiliated person of ETAM of the Funds would require approval by the Fund's shareholders; and (c) terminate and replace investment sub-advisers. Under the exemptive order, ETAM, subject to Board oversight, would be permitted to continue to have the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order would be granted if sought. The SEC proposed in October 2003 a rule which would permit the engagement and termination of investment sub-advisers without shareholder approval and without the need for exemptive relief but the proposed rule has not yet been adopted.

Additional  information  about  the  Portfolio  Managers'  compensation,   other
accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund is available in the SAI.

The Board's basis for its approval of the investment advisory agreement and subadvisory agreement will be available in the Fund's annual report to be dated December 31, 2006. The basis of the Predecessor Fund's board of trustees' most recent approval of the investment advisory agreement applicable to the Predecessor Fund is currently available in the Predecessor Fund's annual report dated December 31, 2005.

                                  ADMINISTRATOR

ETAM also serves as the Fund's administrator. In this capacity, ETAM is responsible for the business affairs and other administrative matters of the Fund. ETAM is entitled to receive an administrative services fee at an annual rate equal to 0.15% of the average daily net assets of the Fund.

                          EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Fund, ETAM has entered into the Expense Limitation Agreement with the Fund pursuant to which ETAM has agreed to waive or limit its fees and assume certain other expenses of the Fund so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses borne by the Fund as a result of investing in any underlying fund and extraordinary fees and expenses not incurred in the ordinary course of the Fund's business) are limited to 1.00% of the Fund's average daily net assets (calculated before giving effect to the advisory fee reduction described above) through at least April 30, 2008.

There is no guarantee that the fee waivers will continue after April 30, 2008. For example, ETAM may determine to discontinue the Expense Limitation Agreement for the Fund if the Fund's assets do not increase significantly by April 30, 2008. The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM (other than as a result of the advisory fee reduction described above) provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.


--------------------------------------------------------------------------------
                                  PROSPECTUS                                  11

                         INVESTMENT AND ACCOUNT POLICIES

[Picture depicting a calculator appears in upper left-hand corner]

[sidebar] The Fund calculates its NAV every business day.

                    CALCULATION OF NET ASSET VALUE PER SHARE

The Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for regular trading. The Fund's NAV will not be calculated on the days on which the New York Stock Exchange is closed for regular trading, such as on regular national holidays. If the New York Stock Exchange closes early, the time for calculating the NAV and the deadlines for share transactions will be accelerated to the earlier closing times.

Shares of underlying funds are valued at their reported NAVs or, if their NAVs are not reported, at their fair value. The prospectuses for these underlying funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The Fund's other portfolio securities are valued on the basis of either market quotations or official closing prices or, if market quotations or official closing prices are not readily available or are determined not to accurately reflect the current value of the securities, at fair value, as determined in good faith under procedures established by the Board, which may include the use of pricing services. Fair value means estimating a security's value at other than the market quotation when a security's official closing price or market quotation is not available or considered unreliable. Fair value pricing may cause the price used by the Fund to be different than other funds' pricing derived from market quotations and different than the value realized upon such security's sale.

                             PURCHASING FUND SHARES

Individuals, institutions, companies and authorized fiduciaries may buy shares of the Fund without a sales charge at its NAV next calculated after the order has been received in proper form.

                          TAX-DEFERRED RETIREMENT PLANS


Both traditional IRAs and Roth IRAs are offered directly through the Fund. The following retirement plans are available through the mutual fund networks listed in the box on page 13:


o     Keough plans for self-employed individuals.

o     SEP and SARSEP plans for corporations.

o Qualified pension and profit-sharing plans for employees, including 401(k) plans and 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations.

                             WIRE AND ACH TRANSFERS

The Fund currently imposes no fee for wire and Automated Clearing House (ACH) transfers of purchase payments and redemption proceeds. However, the Fund's custodian may charge a fee in the future.

                             TELEPHONE TRANSACTIONS

The Fund has procedures designed to verify that telephone instructions are genuine. If the Fund follows these procedures, it will not be liable for any losses caused by acting on unauthorized telephone instructions.


--------------------------------------------------------------------------------
12                            E*TRADE KOBREN GROWTH FUND

                         INVESTMENT AND ACCOUNT POLICIES

[This section appears in a colored box]

                           MINIMUM INVESTMENT AMOUNTS

The following minimum investment requirements apply to initial purchases:

TYPE OF ACCOUNT                                            MINIMUM
Regular accounts                                           $2,500
IRAs (traditional and Roth)                                $2,000
Accounts purchased through the following fund networks:

o  E*TRADE Securities, LLC

o  Fidelity FundsNetwork

o  TD Waterhouse Securities                                $2,500

Fund officers have discretion to waive or reduce any of the minimum investment requirements.

Subsequent Investments: There is a $250 minimum for subsequent investments.

You can get prospectuses, sales literature and applications from the Fund's distributor, E*TRADE Securities, LLC, at the address and telephone number listed on the back cover of this prospectus. The Fund and its distributor may reject or cancel all or part of an order to buy or exchange fund shares for any reason. The Fund may be closed to new investors, temporarily or permanently, without advance notice to investors. Fund officers have discretion to waive or reduce any of the minimum investment requirements.


--------------------------------------------------------------------------------
                                  PROSPECTUS                                  13

                         INVESTMENT AND ACCOUNT POLICIES

[This section appears in a colored box]

METHOD OF PURCHASE                            PURCHASE PROCEDURES

BY CHECK [Picture of a check appears here]

OPEN AN ACCOUNT

o To open an account and make an initial investment, send a check in an amount no less than $2,500 ($2,000 for IRAs) and a completed account application to the address shown below.

o     An account application is included with this prospectus.

ADD TO AN ACCOUNT


o Send a check for no less than $500 with your account name and number to permit proper crediting. You can use the deposit slip attached to the bottom of all account statements.

o     If you are adding to an IRA account, please note the contribution year.


ALL PURCHASES

o Your checks must be drawn on a U.S. bank or savings institution and should be made payable to E*TRADE Kobren Growth Fund.

o If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses to the Fund, its distributor or transfer agent.

BY WIRE [Picture of a bank appears here]

OPEN AN ACCOUNT

o To purchase shares by wire, call customer service for instructions at the number shown below.

o Be prepared to give the name in which the account will be opened, the address, telephone number and taxpayer identification number for the account and the name of the bank that will wire the purchase payment.

o You will be assigned a new account number. You should write this number on and complete an account application, which must be sent promptly to the address shown below.

o Your purchase order will not take effect until both the wire and the purchase order are received by the Fund.

o You will be able to redeem shares of the Fund, but not receive the proceeds, before the Fund has received your completed account application form. Also, if a signed application form is not received within 60 days, your account will be subject to backup tax withholding.

ADD TO AN ACCOUNT

o When you purchase more shares by wire, provide the Fund name, account name and account number to permit proper crediting.

o To receive timely credit, you must call and tell customer service that your bank is sending a wire.

BY AUTOMATED CLEARING HOUSE TRANSFER (ACH)

o     If you want to purchase shares for non-retirement  accounts via electronic
      funds   transfer,   check  this  option  in  section  5  of  your  account
      application.

o     Call customer service before 4:00 p.m. Eastern time.

BY AUTOMATIC INVESTMENT PLAN [Picture of a calendar appears here]

o After your initial investment, you can make automatic monthly, quarterly or annual purchases (on the day you choose in advance) of $100 or more.

o To use this plan, complete sections 5 and 6 of the application. You can change the purchase amount or terminate the plan at any time by notifying the Fund in writing.

THROUGH BROKER-DEALERS AND FUND NETWORKS

o Contact your broker or dealer to find out about its procedures for processing orders to purchase fund shares. Purchase orders received by your broker or dealer or its agent prior to the time at which the Fund calculates its NAV (generally 4:00 p.m. Eastern time) on any business day receive that day's NAV. Your broker or dealer is responsible for promptly transmitting properly completed orders to the Fund's transfer agent.

o The Fund may also be purchased with a $2,500 minimum through the following fund networks subject to the policies of such networks and any other fees disclosed to customers by such networks:

E*TRADE Securities, LLC      800-387-2331    www.etrade.com         No transaction fee.
Fidelity Investments         800-544-6666    www.fidelity.com       No transaction fee.
TD Waterhouse Securities     800-934-4448    www.tdsecurities.com   No transaction fee.

[This section appears in a box]

SEND MAIL TO:

E*TRADE Securities, LLC
P.O. Box 9830
Providence, RI 02940

CALL:

Customer Service: toll-free at 800-895-9936
Business Days: 9 a.m. - 8 p.m. Eastern time

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.


--------------------------------------------------------------------------------
14                      E*TRADE KOBREN GROWTH FUND

                         INVESTMENT AND ACCOUNT POLICIES

[This section appears in a colored box]

METHOD OF EXCHANGE                      EXCHANGE PROCEDURES


ALL EXCHANGES [Picture of a dollar sign with arrow pointing to upper right appears here]

o You may exchange shares of the Fund for shares of E*TRADE Delphi Value Fund at the NAV of the Fund next determined after receipt of your exchange request. Exchanges must meet the applicable minimum initial investment requirements for Delphi Value. Exchanges are not permitted between the Fund and any other E*TRADE Fund.

o To protect other shareholders of the Fund, the Fund may cancel the exchange privileges of any person that, in the opinion of the Fund, is using market timing strategies or making more than four exchanges per owner or controlling person per calendar year. The Fund will cancel the exchange privileges of any investor who, in the opinion of the Fund, is using market timing strategies or makes more than two redemptions out of the Fund of $10,000 or more within 60 days of a purchase, including an exchange. The Fund may also close the accounts of shareholders whose exchange privilege has been cancelled. Please see "Short-Term and Excessive Trading Policy" on page 16 for more details.

o The Board may change or terminate the exchange privilege on 60 days' prior notice to shareholders.


BY MAIL [Picture of an envelope appears here]

o     Send a written request to the address shown below.

o Your request must state the number of shares or the dollar amount to be exchanged, both funds' names and the applicable account numbers for both funds.

o The request must be signed exactly as your name appears on the account registration.

BY TELEPHONE [Picture of a telephone appears here]

o     Call customer service at the toll-free number shown below.

o If you are unable to execute a telephone exchange (for example during times of unusual market activity), you should consider requesting an exchange by mail.

METHOD OF REDEMPTION                    REDEMPTION PROCEDURES

BY MAIL [Picture of an envelope appears here]



o You may redeem shares of the Fund by sending a written redemption request to the Fund at the address shown below.

o Your request must state the number of shares or dollar amount to be redeemed and the applicable account number.

o The request must be signed exactly as your name appears on the account registration.

o If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by one of the eligible medallion programs listed under "Signature Guarantees" on page 17. Shareholders that are corporations, partnerships, trusts, estates or other organizations may be required to provide documents evidencing that a request to redeem shares or change a designated bank or brokerage account has been properly authorized.

o If you want redemption proceeds deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application, you should specify this in your written redemption request. Call customer service for more information about ACH transfers.


BY TELEPHONE [Picture of a telephone appears here]

o     To redeem by telephone, call customer service at the number shown below.

o You can request that redemption proceeds be deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application.

THROUGH BROKER-DEALERS AND FUND NETWORKS

o Contact your broker or dealer to find out about its procedures for processing orders to redeem fund shares. Redemption orders received by your broker or dealer or its agent prior to the time at which the Fund calculates its NAV (generally 4:00 p.m. Eastern time) on any business day receive that day's NAV. Your broker or dealer is responsible for promptly transmitting properly completed orders to the Fund's transfer agent and may charge a transaction fee for this service.

SYSTEMATIC WITHDRAWAL PLAN [Picture of a calendar appears here]

o If shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount. There is no charge for this service.

o     Call customer service at the number shown below for more information.

[This section appears in a box]

SEND MAIL TO: E*TRADE Securities, LLC
P.O. Box 9830
Providence, RI 02940

CALL:  Customer Service: toll-free at 800-895-9936
Business Days: 9 a.m. - 8 p.m. Eastern time


--------------------------------------------------------------------------------
                                  PROSPECTUS                                  15

                         INVESTMENT AND ACCOUNT POLICIES

                              REDEEMING FUND SHARES

[sidebar] You may redeem shares of the Fund on any business day at the NAV next calculated after the receipt of your redemption request in proper form.

Redemption proceeds are usually sent on the business day after the effective date of a redemption. However, the payment of redemption proceeds for shares purchased by check will be delayed until after the check has cleared, which may take up to 15 days. Under unusual circumstances, the Fund may suspend redemptions, if allowed by the Securities and Exchange Commission, or postpone payment.


Redemption proceeds are paid by wire or, at your request, ACH transfer to the bank or brokerage account designated on your account application. If you have not designated an account or if it is impossible or impractical to wire redemption proceeds, they will be sent by mail to your record address. You may change your designated account by sending to the address on the previous page a written request or supplemental telephone redemption authorization form (available from customer service) that has been signature guaranteed by an eligible medallion program listed under "Signature Guarantees" on page 17.


While it is intended that all sales proceeds will be paid in cash, the Fund reserves the right to satisfy redemption requests in the form of certain marketable securities held in the Fund's portfolio. This is called a `redemption-in-kind.' An investor who receives a redemption-in-kind may need to pay transaction costs, such as brokerage commissions, and may incur tax liability when the in-kind securities are sold by that investor.

                     SHORT-TERM AND EXCESSIVE TRADING POLICY

Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses for all fund shareholders. The Board of Trustees has adopted a policy with respect to short-term and excessive trading. The Fund is not intended for market timing or excessive trading. To deter such activities, the Fund or its agents will temporarily or permanently suspend or terminate, without any prior notice, purchase and exchange privileges of any investor who makes more than two redemptions, including by exchange, out of the Fund of $10,000 or more within 60 days after a purchase, and bar, without any prior notice, future purchases of fund shares by such an investor, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. This trading policy also applies to any pair of transactions involving a purchase of shares of the Fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of the Fund. In addition, the Fund or its agents may also reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, and shall reject such purchase orders that the Fund or its agents believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers will be revoked or cancelled by the Fund on the next business day after receipt of the order.

Systematic purchase and redemption transactions are exempt from this policy. In addition, the Fund may exempt from this policy redemption transactions that result from certain hardships, including redemptions resulting from a shareholder's death or disability and minimum required distributions from retirement accounts. This policy may be modified for accounts held by certain retirement plans to conform to plan trading limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These trading limits are subject to the Fund's ability to monitor trading activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In applying this policy, the Fund considers the information available to them at the time and may consider trading done in multiple accounts under common ownership, control or influence.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund


--------------------------------------------------------------------------------
16                             E*TRADE KOBREN GROWTH FUND

                         INVESTMENT AND ACCOUNT POLICIES

receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be
facilitated  by  these   intermediaries   or  by  the  use  of  omnibus  account
arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to the Fund.

                          CLOSING SUB-MINIMUM ACCOUNTS

The Fund may close your account if, for reasons other than market losses, the value of your shares falls below $1,000, or any other minimum set by the Fund's trustees. After the Fund notifies you of its intention to close your account, you will have 60 days to bring the account back to the minimum level before the Fund will redeem your account and forward the proceeds to you.

                              SIGNATURE GUARANTEES

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

[sidebar] The Fund declares and pays dividends according to the schedule below.

[This section appears in a colored box]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Redemptions (including under the systematic withdrawal plan) and exchanges of fund shares are taxable events on which you may recognize capital gain or loss. Dividends and distributions are also taxable, as described in the chart below, whether they are received in additional shares or cash.

[sidebar] Dividends are paid in additional shares of the Fund unless you elect to receive them in cash.


---------------------------------------------------------------------------------------------------
                                            DECLARED AND
TYPE OF DISTRIBUTION                           PAID       FEDERAL TAX STATUS
---------------------------------------------------------------------------------------------------
Dividends from net investment income,        Annually     Taxable as ordinary income.
other than "qualified dividend income" 1
---------------------------------------------------------------------------------------------------
Distributions of short-term capital gain     Annually     Taxable as ordinary income.
---------------------------------------------------------------------------------------------------
Distributions of long-term capital gain      Annually     Taxable at long-term capital gain rates.
and qualified dividend income 2
---------------------------------------------------------------------------------------------------


1 As defined in Section 1(h)(11)(B) of the Internal Revenue Code of 1986, as amended.

2 In order to be taxed at long-term capital gain rates on qualified dividend income, individual shareholders must meet certain holding period requirements with respect to their fund shares. Current tax law generally provides for a maximum rate for individual taxpayers of 15% on long-term capital gains and certain qualified dividends on corporate stock. In the absence of further legislation, these rate reductions are currently scheduled to expire for tax years beginning after December 31, 2010. These regulations do not apply to corporate taxpayers.

You should generally avoid investing in the Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on dividends or distributions that are economically equivalent to a partial return of your investment.

You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.

An exchange of the Fund's shares for shares of E*TRADE Delphi Value Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal and state income taxes.

Every January, the Fund will send you information about the Fund's dividends and
distributions   during  the  previous   calendar   year.   Most  of  the  Fund's
distributions are expected to be capital gains.

If you do not provide the Fund with a correct taxpayer identification number and required certifications, or if the Fund is legally required to do so, you may be subject to federal backup withholding tax.


--------------------------------------------------------------------------------
                                  PROSPECTUS                                  17

                              FINANCIAL HIGHLIGHTS

                           E*TRADE KOBREN GROWTH FUND

The financial highlights table is to help you understand the Fund's financial performance (when it was the Predecessor Fund) for the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker LLP, whose report, which expressed an unqualified opinion, is included in the Predecessor Fund's annual report along with the Predecessor Fund's financial statements. The annual report is available upon request and without charge. The information for annual periods ending prior to December 31, 2005 has been audited by PricewaterhouseCoopers LLP, whose reports expressed an unqualified opinion on the prior years' financial highlights. The information for the period ended June 30, 2006 is unaudited.


The information presented in the table below reflects the financial and performance history of the Predecessor Fund.


                                                                                        FOR THE YEAR ENDED
                                                                 ----------------------------------------------------------------
                                                      FOR THE
                                                       SIX
                                                      MONTHS
                                                      ENDED
                                                     6/30/06     12/31/2005     12/31/2004   12/31/2003   12/31/2002   12/31/2001
                                                     -------     ----------     ----------   ----------   ----------   ----------
Net asset value - beginning of period                $ 14.42          14.02        $ 12.69      $ 10.01      $ 11.37      $ 12.32
Net investment income (loss) (a)(b)                    (0.04)          0.12           0.08         0.12         0.07        (0.04)
Short-term capital gains
   distributions received                               0.02           0.04           0.03         0.02         0.01         0.01
Net realized and unrealized gain
   (loss) on investments                                0.53           0.99           1.29         2.66        (1.36)       (0.87)
                                                                    -------        -------      -------      -------      -------
Net increase (decrease) in net assets
   resulting from investment
   operations                                           0.51           1.15           1.40         2.80        (1.28)       (0.90)
Distributions from net investment
   income                                                 --          (0.17)         (0.07)       (0.12)       (0.07)          --
Distributions from net realized
   short-term capital gain
   distributions received                                 --             --             --           --        (0.01)          --
Distributions from net realized
   capital gains on investments                           --          (0.58)            --           --           --        (0.05)
                                                                    -------        -------      -------      -------      -------
Total distributions                                       --          (0.75)         (0.07)       (0.12)       (0.08)       (0.05)

Net asset value - end of period                      $ 14.93          14.42        $ 14.02      $ 12.69      $ 10.01      $ 11.37
                                                                    =======        =======      =======      =======      =======

Total return (c)                                        3.54%(d)       8.22%         11.05%       27.96%      (11.26)%      (7.28)%
                                                                    =======        =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)                 $68,196        $66,605        $56,843      $54,648      $46,491      $55,335
Ratio of net investment income (loss) to
average net assets (b)                                  0.58%          0.93%          0.63%        1.06%        0.61%       (0.32)%
Ratio of operating expenses to average net
   assets before fees waived and/or
   expenses reimbursed by investment adviser
   and other reductions (e)                             1.08%          1.12%          1.16%        1.18%        1.21%        1.08%
Ratio of operating expenses to average net
   assets after reimbursements and
   reductions (e)                                       0.98%          0.98%          0.98%        0.96%        0.96%        0.96%
Portfolio turnover rate                                   31%(d)         29%            30%          81%         143%          80%

--------------------------------------------------------------------------------

(a) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b) Net investment income (loss) would have been lower (greater) in the absence of fee waivers and expense reimbursements.

(c) Total return represents aggregate total return for the period indicated and would have been lower in the absence of fee waivers and expense reimbursements and assumes reinvestment of all distributions.

(d)   Not Annualized.

(e) Does not include expenses of the underlying funds in which the Fund invests.


--------------------------------------------------------------------------------
18                      E*TRADE KOBREN GROWTH FUND

INVESTMENT ADVISER .........................E*TRADE Asset Management, Inc.
                                            4500 Bohannon Drive
                                            Menlo Park, California 94025
                                            Toll-free: 800-895-9936

ADMINISTRATOR ..............................E*TRADE Asset Management, Inc.

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM .....................Tait, Weller & Baker LLP

TRANSFER AGENT .............................PFPC Inc.
                                            Toll-free: 800-895-9936

DISTRIBUTOR ................................E*TRADE Securities, LLC
                                            P.O. Box 9830
                                            Providence, RI 02940

                                            (800) 895-9936

CUSTODIAN ..................................PFPC Trust Company


--------------------------------------------------------------------------------
                                  PROSPECTUS                                  19

                              FOR MORE INFORMATION

For individuals who want more information about E*TRADE Kobren Growth Fund, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. Since the Fund has only recently commenced operations, these reports have not yet been generated. However, the Predecessor Fund's 2005 annual and semiannual report to shareholders for the period ended June 30, 2006 contain a discussion of the market conditions and investment strategies that significantly affected the Predecessor Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund. The SAI is legally part of the prospectus and is incorporated into this prospectus by reference.

CONTACTING THE PRINCIPAL DISTRIBUTOR

The Fund's shareholder reports will be, and the Predecessor Fund's shareholder reports are available, on the Fund's website. The SAI is available on the principal distributor's website at www.etrade.com. Investors may request other information and discuss their questions about the Fund by contacting the Fund's principal distributor at:

                Address:  E*TRADE Securities, LLC
                          P.O. Box 9830
                          Providence, RI 02940
              Telephone:  (800) 895-9936
                 E-mail:  KOBRENGROWTH@ETRADE.COM
               Internet:  WWW.ETRADE.COM

CONTACTING THE SECURITIES AND EXCHANGE COMMISSION

Individuals can review and copy the Fund's reports and SAI at the Public Reference Section of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. Investors can get text-only copies:

o For a fee, by writing to the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

o Free from the Securities and Exchange Commission's Internet website at www.sec.gov.

Investment Company Act File No: 811-0909

                                  E*TRADE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                           E*TRADE KOBREN GROWTH FUND

                                NOVEMBER 20, 2006

This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the prospectus of E*TRADE Kobren Growth Fund (the "Fund"), a series of E*TRADE Funds (the "Trust"), dated November 20, 2006. The Statement of Additional Information should be read in conjunction with the Fund's prospectus. The Fund's prospectus may be obtained by writing to the Trust at E*TRADE Securities, LLC, P.O. Box 1542, Merrifield, VA 22116-1542 or by telephoning the Trust toll free at 800-895-9936. You can also obtain a copy of the Fund's prospectus at WWW.KOBREN.COM/funds. Terms not otherwise defined herein have the same meaning as in the prospectus.


                                TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                          ----
   I.    HISTORY OF THE FUND.................................................................................1
  II.    FURTHER INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS...........................................1
 III.    INVESTMENT RESTRICTIONS............................................................................17
  IV.    DISCLOSURE OF PORTFOLIO HOLDINGS...................................................................18
   V.    MANAGEMENT OF THE TRUST AND THE FUND
         A.     Trustees and Officers.......................................................................21
         B.     Code of Ethics..............................................................................26
         C.     Proxy Voting Policies and Procedures........................................................26
         D.     Control Persons and Principal Holders of Securities.........................................26
         E.     Investment Adviser..........................................................................27
         F.     Investment Subadviser.......................................................................28
         G.     Administrator...............................................................................29
         H.     Expense Limitation Agreement................................................................29
         I.     Portfolio Managers..........................................................................30
         J.     Principal Underwriter.......................................................................33
         K.     Sub-Administrator, Transfer Agent and Dividend Paying Agent and Custodian...................33
         L.     Independent Registered Public Accounting Firm...............................................33
         M.     Counsel.....................................................................................33
  VI.    PURCHASE, REDEMPTION AND DETERMINATION OF NET ASSET VALUE..........................................33
 VII.    IN-KIND REDEMPTIONS................................................................................34
VIII.    PORTFOLIO TRANSACTIONS.............................................................................34
  IX.    PERFORMANCE INFORMATION............................................................................36
   X.    DIVIDENDS, DISTRIBUTIONS AND TAXES.................................................................36
  XI.    DESCRIPTION OF THE TRUST...........................................................................42
 XII.    ADDITIONAL INFORMATION.............................................................................44
XIII.    FINANCIAL STATEMENTS...............................................................................44
         APPENDIX A - RATINGS OF DEBT INSTRUMENTS..........................................................A-1
         APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES.................................................B-1

                             I. HISTORY OF THE FUND

      The Trust is a no-load open-end, diversified investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware statutory trust pursuant to a Declaration of Trust dated November 4, 1998 ("Declaration of Trust"). The Trust currently offers six separate series, E*TRADE International Index Fund ("International Fund"), E*TRADE Russell 2000 Index Fund ("Russell 2000 Fund"), E*TRADE S&P 500 Index Fund ("S&P 500 Fund"), E*TRADE Kobren Growth Fund (as previously defined, the "Fund") and E*TRADE Delphi Value Fund ("Value Fund"). Other than the Technology Fund, all are diversified series of the Trust. This Statement of Additional Information ("SAI") pertains only to the Fund. The Fund seeks to achieve its investment objective by investing primarily in shares of other investment companies ("underlying funds" or "mutual funds").


      As of the close of business on November 17, 2006, the Kobren Growth Fund, a series of the Kobren Insight Funds (the "Predecessor Fund") was reorganized as the E*TRADE Kobren Growth Fund. Historical financial and performance information included in this SAI relates to the Predecessor Fund.

          II. FURTHER INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


INVESTMENTS.

      The Fund seeks long-term growth of capital without regard to current income and with a volatility level approximating that of Standard & Poor's 500 Index (the "S&P 500 Index").

      The Fund concentrates its investments in the shares of mutual funds. Mutual funds pool the investments of many investors and use professional management to select and purchase securities of different issuers for their portfolios. Some mutual funds invest in particular types of securities (i.e., equity or debt), some concentrate in certain industries or countries, and others may invest in a variety of securities to achieve a particular type of return or tax result. Some of the underlying funds are, like the Fund, "open-end" funds and can readily redeem their shares. Any investment in a mutual fund involves risks. Even though the Fund may invest in a number of mutual funds, this investment strategy cannot eliminate investment risk. Investing in mutual funds through a fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct
investment  in  an  underlying  fund.  See  "Fees  and  Expenses,"   "Dividends,
Distributions and Taxes," "Principal Investment Risks," and "Additional Investment Risks" in the prospectus.

      The Fund, together with the other series of the Trust and any "affiliated persons" (as defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of an underlying mutual fund. Accordingly, when affiliated persons of E*TRADE Asset Management, Inc., the Fund's investment adviser, ("ETAM" or the "Adviser") and Kobren Insight Management, Inc. ("KIM" or the "Subadviser"), the Fund's investment subadviser (the "Subadviser"), hold shares of any of the underlying funds, the Fund's ability to invest fully in shares of such mutual funds is restricted, and the Subadviser must then, in some instances, select alternative investments for the Fund that would not have been its first investment choice.

      The 1940 Act also provides that a mutual fund whose shares are purchased by a fund is obliged to redeem shares held by the Fund only in an amount up to 1% of the underlying mutual fund's outstanding securities during any 30-day period. Accordingly, because the Fund and its affiliates may together acquire up to 3% of an underlying fund's shares, if the Fund decides to sell its entire position in an underlying fund it may need up to 90 days to completely implement this decision. In addition, shares held by a fund in excess of 1% of an underlying mutual fund's outstanding securities may be considered not readily marketable securities. Together with other illiquid securities, these mutual funds may not exceed 15% of net assets of the Fund. However, since the Fund has reserved the right to pay redemption requests in portfolio securities, shares of underlying fund will be liquid in the hands of a shareholder that received them as part of a redemption in kind. These limitations are not fundamental and may therefore be changed by the Board of Trustees of the Trust without shareholder approval.

      Under certain circumstances, an underlying fund may determine to make payment of a redemption request by the Fund (wholly or in part) by a distribution in-kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold securities distributed by an underlying fund until such time as the Subadviser determines it appropriate to dispose of such securities. Such disposition will impose additional costs on the Fund.

INDUSTRY CONCENTRATION. An underlying fund may concentrate its investments within one industry. Since the investment alternatives within one industry are limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

      Investment decisions by the investment advisers of the underlying funds are made independently of the Fund, Adviser and Subadviser. At any particular time, one underlying fund may be purchasing shares of an issuer whose shares are being sold by another underlying fund. As a result, the Fund would indirectly incur certain transaction costs without accomplishing any investment purpose. The Fund limits its investments in underlying funds to mutual funds whose shares the Fund may purchase without the imposition of an initial sales load. The underlying funds may incur distribution expenses in the form of Rule 12b-1 fees. An investor could invest directly in the underlying funds. By investing in mutual funds indirectly through the Fund, the investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying funds. An investor may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares. As a result of the Fund's policies of investing in other mutual funds, an investor may receive more taxable capital gain distributions than if he or she invested directly in the underlying funds. See "Dividends, Distributions and Taxes" below.

      The types of securities that may be acquired by the Fund and the underlying funds and the various investment techniques, which either may employ, including the risks associated with these investments, are described below.

FOREIGN SECURITIES. The Fund or an underlying fund may invest a portion of its assets in securities of foreign issuers. These investments may be in the form of American Depositary Receipts ("ADRs") or similar securities representing interests in an underlying foreign security. ADRs are not necessarily denominated in the same currency as the underlying foreign securities. If an ADR is not sponsored by the issuer of the underlying foreign security, the institution issuing the ADR may have reduced access to information about the issuer.

      Investments in foreign securities involve special risks and considerations that are not present when a fund invests in domestic securities. These risks may include less publicly-available financial and other information about foreign companies; less rigorous securities regulation; the potential imposition of currency controls, foreign withholding and other taxes; and war, expropriation or other adverse political or governmental actions. Foreign equity markets may be less liquid than U.S. markets and may be subject to delays in the settlement of portfolio transactions. Brokerage commissions and other transaction costs in foreign markets tend to be higher than in the United States. The value of foreign securities denominated in a foreign currency will vary in accordance with changes in currency exchange rates, which can be very volatile. In addition, the value of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

EXCHANGE RATES. Since the Fund or an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to the investor by a mutual fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Fund or an underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures, options or swaps contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the Fund or the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS. The value of foreign investments and the investment income derived also may be affected (either favorably or unfavorably) by exchange control regulations. It is expected that the Fund or an underlying fund will invest only in securities denominated in foreign currencies that, at the time of the investment, are fully exchangeable into U.S. dollars without legal restriction at the time of investment. However, there is no assurance that currency controls will not be imposed after the time of investment.

LIMITATIONS OF FOREIGN MARKETS. There is often less accurate information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of the Fund or an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

FOREIGN LAWS, REGULATIONS AND ECONOMIES. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's or an underlying fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund or an underlying fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN TAX CONSIDERATIONS. Income (possibly including, in some cases, capital gains) received by the Fund or an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Any such taxes paid by a fund will reduce the net income of a fund available for distribution. Special tax considerations apply to foreign securities.

EMERGING MARKETS. Risks may be intensified in the case of investments by the Fund or an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in emerging market countries may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

FOREIGN CURRENCY TRANSACTIONS. The Fund or an underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, the Fund or an underlying fund could, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Fund or an underlying fund could enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). These contracts are traded in the interbank market between currency traders (usually large commercial banks and other financial institutions) and their customers. A forward contract usually has no deposit requirement and no commissions are charged for trades. While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

PORTFOLIO  SECURITIES  LOANS.  The  Fund or an  underlying  fund  may  lend  its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund or the underlying fund may at any time call the loan and obtain the securities loaned; (3) the Fund or the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the Fund or the underlying fund. The Fund or the underlying fund may pay reasonable fees in connection with securities loans. ETAM and/or KIM will evaluate the credit-worthiness of prospective institutional borrowers and monitor the adequacy of the collateral to reduce the risk of default by borrowers of the Fund or the underlying fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES. The Fund or an underlying fund may sell securities short. In a short sale the Fund or an underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The Fund or the underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market-price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund or the underlying fund. Until the security is replaced, the Fund or the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the Fund or the underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      When it engages in short sales, the Fund or an underlying fund must also deposit in a segregated account an amount of cash or liquid securities equal to the difference between (1) the market value of the securities sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a segregated account must be maintained by the Fund (or an underlying fund) daily at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short.

      The Fund or an underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund or the underlying fund replaces the borrowed security. The Fund or the underlying fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Fund or the underlying fund may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX." A short sale is "against the box" if at all times when the short position is open the Fund or an underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.

FUTURES, OPTIONS, SWAPS AND CURRENCY CONTRACTS

FUTURES, OPTIONS, SWAPS AND CURRENCY CONTRACTS AND THEIR RISKS. Any investments in derivative contracts involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates or currency exchange rates. The Fund or an underlying fund incurs liability to a counterparty in connection with transactions in futures contracts, swaps and forward contracts and the selling of options, caps, floors and collars. Caps, floors and collars are forms of swap transactions that have additional features. As a result, the loss on these derivative contracts may exceed the Fund's or the underlying fund's initial investment. The Fund or the underlying fund may also lose the entire premium paid for purchased options, caps, floors and collars that expire before they can be profitably exercised by the Fund or the underlying fund. In addition, the Fund or the underlying fund incurs transaction costs in opening and closing positions in derivative contracts.

      Derivative contracts may sometimes increase or leverage the Fund's or an underlying fund's exposure to a particular market risk. Leverage magnifies the price volatility of derivative contracts held by the Fund or the underlying fund. The Fund or the underlying fund may cover, or partially offset, the leverage inherent in derivative contracts by maintaining a segregated account consisting of cash and liquid securities, by holding offsetting portfolio securities or contracts or by covering written options.

      The Fund's or an underlying fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract, and the Fund's or the underlying fund's portfolio assets.

      During periods of extreme market volatility, a commodity or options exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. Some over the counter ("OTC") options may be illiquid, while others may be determined to be liquid in accordance with procedures established by the Trustees. The Fund's or the underlying fund's ability to terminate OTC options, swaps, caps, floors, collars and forward contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative contracts, the only source of price quotations may be the selling dealer or counterparty.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCY. The Fund or underlying fund in its portfolio may purchase and write ("sell") call and put options on any securities in which it may invest, any securities index based on securities in which it may invest or any currency in which Fund or the underlying fund investments may be denominated. These options may be listed on U.S. or foreign securities exchanges or traded in the OTC market. The Fund or the underlying fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

WRITING COVERED OPTIONS. A call option on securities or currency written by the Fund or an underlying fund obligates the Fund or the underlying fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund or the underlying fund obligates the Fund or the underlying fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund or the underlying fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund or the underlying fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

      All call and put options written by the Fund or an underlying fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's or the underlying fund's obligation under the option, (ii) entering into an offsetting forward commitment, and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's or the underlying fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund or the underlying fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

      The Fund or an underlying fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under an OTC option may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as "closing purchase transactions."

PURCHASING OPTIONS. The Fund or an underlying fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund or the underlying fund may also sell call and put options to close out its purchased options.

      The purchase of a call option would entitle the Fund or an underlying fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund or the underlying fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund or the underlying fund would realize either no gain or a loss on the purchase of the call option.

      The purchase of a put option would entitle the Fund or an underlying fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's or the underlying fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund or the underlying fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund or the underlying fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund or the underlying fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's or the underlying fund's portfolio securities.

      The Fund's or an underlying fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which these options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund or the underlying fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Fund's Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund or the underlying fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund or the underlying fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund or the underlying fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund's or an underlying fund's ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that counterparties participating in these transactions will not fulfill their obligations. The Subadviser will determine the liquidity of the Fund's OTC options in accordance with guidelines adopted by the Trustees.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of the Fund's Subadviser to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund or underlying fund in its portfolio may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund or the underlying fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund or the underlying fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund or the underlying fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING AND OTHER STRATEGIES. Hedging is an attempt to establish the effective price or rate of return on portfolio securities or securities that the Fund or the underlying fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund or the underlying fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund or the underlying fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund or the underlying fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on these currencies.

      The Fund or an underlying fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's or the underlying fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or the underlying fund with characteristics similar to those of the Fund's or the underlying fund's portfolio securities. Similarly, the Fund or the underlying fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

      If, in the opinion of the Subadviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into these futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of these futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

      When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's or the underlying fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

      On other occasions, the Fund or an underlying fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund or the underlying fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund or the underlying fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

OPTIONS ON FUTURES CONTRACTS. The Fund or an underlying fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund or the underlying fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund or the underlying fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's or an underlying fund's assets. By writing a call option, the Fund or the underlying fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund or the underlying fund intends to purchase. However, the Fund or the underlying fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund or the underlying fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that these closing transactions can be effected. The Fund's or the underlying fund's ability to establish and close out positions on these options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The Fund or an underlying fund may engage in futures and related options transactions in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

      Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund or an underlying fund to purchase securities or currencies, require the Fund or the underlying fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of these contracts and options. For futures contracts that are not contractually required to "cash-settle," the Fund would cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to futures contracts that are contractually required to "cash-settle", however, the Fund would be permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market (net obligations), if any (i.e., the Fund's daily net liability, if any), rather than the notional value.

      While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund or the underlying fund than if it had not entered into any futures contracts or options transactions.

      Perfect correlation between the Fund's or an underlying fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position to be hedged, the desired protection may not be obtained and the Fund or the underlying fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

      Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund or the underlying fund from closing out positions and limiting its losses.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including certain restricted and private placement securities. Illiquid securities are difficult to value on a daily basis. It may be difficult to dispose of illiquid securities quickly or at a price that fully reflects their fair value. Restricted securities that are eligible for resale in reliance on Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and commercial paper offered under Section 4(2) of the 1933 Act are not subject to the Fund's 15% limit on illiquid investments if they are determined to be liquid in accordance with procedures approved by the Trustees.

      An underlying fund whose shares are held by the Fund is obligated to redeem these shares only in an amount up to 1% of the underlying fund's outstanding securities during any 30-day period. Accordingly, because the Fund and its affiliates may together acquire up to 3% of an underlying fund's shares, if the Fund decides to sell its entire position in an underlying fund, it may need up to 90 days to completely implement this decision. In addition, the Fund's holdings of underlying fund shares representing more than 1% of any underlying fund's outstanding securities may be subject to the 15% limitation on illiquid investments. However, since the Fund has reserved the right to pay redemption requests in portfolio securities, shares of an underlying fund will be liquid in the hands of a shareholder that received them as part of a redemption in kind.

      An underlying fund may elect to pay the proceeds of the Fund's redemption request through a distribution in-kind of portfolio securities, instead of cash. If the Fund receives securities that are not considered by KIM to be desirable investments, the Fund will incur additional transaction costs in disposing of the securities.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND LEVERAGE. An underlying fund in the Fund's portfolio may borrow money from banks or through reverse repurchase agreements for emergency and/or leverage purposes. Using the cash proceeds of reverse repurchase agreements to finance the purchase of additional investments is a form of leverage. Leverage magnifies the sensitivity of an underlying fund's and the Fund's net asset value to changes in the market prices of the underlying fund's and the Fund's portfolio securities. However, the Fund will borrow solely for temporary or emergency (and not for leverage) purposes. The aggregate amount of such borrowings and reverse repurchase agreements may not exceed one-third of the Fund's total assets.

      Under the 1940 Act, registered management investment companies such as the Fund are required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging exaggerates the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income and gains from the securities purchased with borrowed funds.

DEFENSIVE INVESTING. For temporary defensive purposes under abnormal market conditions, the Fund may hold or invest up to 100% of its total assets in cash, investment grade fixed income securities, repurchase agreements and/or money market fund shares.

FIXED INCOME SECURITIES

FIXED INCOME SECURITIES. The value of fixed income securities, including U.S. government securities, varies inversely with changes in interest rates. When interest rates decline, the value of fixed income securities tends to rise. When interest rates rise, the value of fixed income securities tends to decline. The market prices of zero coupon, delayed coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than the market prices of securities providing for regular cash interest payments.

      In addition, fixed income securities are subject to the risk that the issuer may default on its obligation to pay principal and interest. The value of fixed income securities may also be reduced by the actual or perceived deterioration in an issuer's credit-worthiness, including credit rating downgrades.

      Fixed income securities may be subject to both call (prepayment) risk and extension risk. Call risk is the risk that an issuer of a security will exercise its right to pay principal on an obligation earlier than scheduled. Early principal payments tend to be made during periods of declining interest rates. This forces the affected fund to reinvest the unanticipated cash flow in lower yielding securities. Extension risk is the risk that an issuer will exercise its right to pay principal later than scheduled. This typically happens during periods of rising interest rates and prevents the affected fund from reinvesting in higher yielding securities. Unscheduled principal prepayments and delays in payment can both reduce the value of an affected security. Unlike most conventional fixed income securities, mortgage-backed and asset-backed securities are generally subject to both call (prepayment) risk and extension risk.

MONEY MARKET INSTRUMENTS. The Fund may invest up to 35% of its total assets directly in money market instruments. Money market instruments in which the Fund may invest include obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by or maintained at U.S. and foreign banks; and commercial paper.

MASTER DEMAND NOTES. An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

REPURCHASE AGREEMENTS. The Fund (and the underlying funds in its portfolio) may, to the extent permitted by its respective investment policies, enter into repurchase agreements. A repurchase agreement consists of the sale to the Fund or an underlying fund of a U.S. government security or other debt obligation together with an agreement to have the selling counterparty repurchase the security at a specified future date and repurchase price. If a repurchase agreement counterparty defaults on its repurchase obligation, the Fund may, under some circumstances, be limited or delayed in disposing of the repurchase agreement collateral, which could result in a loss to the Fund or an underlying fund.

HIGH YIELD SECURITIES AND THEIR RISKS. The Fund will not invest directly more than 35% of its total assets in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Junk bonds are securities rated below the top four bond rating categories of S&P's Ratings Group, Moody's Investors Service, Inc. (i.e., rated BB/Ba or below) or another nationally recognized statistical rating organization or, if unrated, determined by the Subadviser to be of comparable credit quality. The Fund's and an underlying fund's investment in such securities is subject to the risk factors outlined below.

GROWTH OF THE HIGH YIELD BOND MARKET. The high yield, high risk market is at times subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield, high risk securities in the Fund's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield, high risk securities may be of low credit-worthiness and the high yield, high risk securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency and default and a higher incidence of high yield, high risk bond defaults may be experienced.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES. The prices of high yield, high risk securities may be more or less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by an underlying fund defaults, the Fund may incur additional expenses in seeking recovery of amounts owed. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and of the Fund's net asset value as well as the net asset value of underlying funds. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS. Certain securities held by the Fund or an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund or underlying fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market.

LIQUIDITY AND VALUATION. The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for the Fund or an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent the Fund or an underlying fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities or other securities that have "original issue discount." The Fund will report the accrued interest on these securities as income each year even though it receives no cash interest until the security's maturity or payment date. Further, the Fund must distribute substantially all of its income for each year to its shareholders to qualify for pass-through treatment under federal tax law. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have borrow the cash to satisfy distribution requirements.

CREDIT RATINGS. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Subadviser to the Fund or the adviser to an underlying fund, as applicable, must monitor the issuers of high yield, high risk securities in the Fund's portfolio or underlying fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the Fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds. The Fund or an underlying fund may retain a portfolio security whose rating has been changed. See "Appendix A" for credit rating information.

MORTGAGE-BACKED, ASSET-BACKED, INDEXED AND DERIVATIVE SECURITIES. The Fund (and the underlying funds in its portfolio) may invest in mortgage-backed, asset-backed and indexed securities. Some of these securities are considered to be derivative securities. Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgages. They may be issued by agencies or instrumentalities of the U.S. government or may be privately issued. Unlike conventional debt obligations, mortgage-backed securities typically provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

      The Fund's and underlying funds' investments in mortgage-backed securities may include conventional mortgage pass through securities, stripped mortgage-backed securities ("SMBS") and certain classes of multiple class collateralized mortgage obligations ("CMOs"). Examples of SMBS include interest only ("IO") and principal only ("PO") securities. Senior CMO classes typically have priority over less senior and residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which the Fund or an underlying fund may invest include sequential and parallel pay CMOs, including planned amortization class securities ("PACs").

      The principal and interest on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities generally are not collateralized as securely as mortgage-backed securities.

      The Fund may invest in floating rate and other indexed securities. The interest rate and/or the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other reference prices. In addition, changes in the amount payable on a leveraged indexed security may be a multiple of changes in the reference rate or price. Examples of indexed securities include IOs, POs, inverse floaters, inverse IOs, super floaters, capped floaters, range floaters, dual index or yield curve floaters and Cost of Funds Index ("COFI") floaters.

      Mortgage-backed, asset-backed and indexed securities are subject to different combinations of call (prepayment), extension, interest-rate and other market risks. These risks and the price volatility of a security are magnified to the extent that a security has imbedded leverage. Under adverse market conditions, any of these risks could lead to a decline in the yield on or market value of these securities. In addition, these securities can at times be difficult to price accurately or to liquidate at a fair price.

      Conventional mortgage-backed securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs and other senior classes of sequential and parallel pay CMOs usually involve less exposure to prepayment, extension and interest-rate risk than other mortgage-based securities, provided that prepayment rates stay within expected prepayment ranges or collars. Call or prepayment risk is the risk primarily associated with mortgage IOs and superfloaters. Mortgage POs, inverse IOs, inverse floaters, capped floaters and COFI floaters are especially susceptible to extension and interest rate risk. Range floaters are subject to the risk that a designated interest rate will float outside the specified interest rate collar. Dual index floaters are subject to depreciation if there is an unfavorable change in the spread between two designated interest rates.

REITS. Real estate investment trusts ("REITs") are companies that invest directly in real estate or in real estate mortgages. Investing in REITs would expose the Fund to the special risks of the real estate and mortgage sectors. These risks include possible downturns in the real estate market, overbuilding, high vacancy rates, reduced or regulated rents, increases in interest rates, unexpected changes in prepayment rates for real estate mortgages, adverse governmental actions, environmental liabilities and natural disasters.

                          III. INVESTMENT RESTRICTIONS

      FUNDAMENTAL INVESTMENT POLICIES. The Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. These fundamental policies provide that the Fund may not:

      1.    Invest 25% or more of its total assets in  securities  of issuers in any one industry (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries) or in shares of underlying funds ("sector funds") that each have a policy of concentrating in the same industry. This limitation does not apply to underlying funds that have a policy against concentrating in any one industry and does not preclude the Fund from investing 25% or more of its assets in sector funds generally, provided that cumulative investments in sector funds that all concentrate as a matter of policy in the same industry do not equal or exceed 25% of the Fund's total assets. The Fund will concentrate in the mutual fund industry.

      2. Borrow money or issue senior securities except to the extent permitted by the 1940 Act.

      3. Make loans of securities to other persons, except loans of securities not exceeding 33 1/3% of the Fund's total assets, investments in debt obligations and transactions in repurchase agreements.

      4. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

      5. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein and real estate acquired as a result of owning securities.

      6. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of forward currency contracts; financial futures contracts and options on financial futures contracts;

            options on securities, currencies and securities indices; and swaps, caps, floors and collars, as permitted by the Fund's prospectus.

      7. With respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the United States government, its agencies or instrumentalities, or (2) securities of other investment companies.

      8. Issue senior securities except as permitted by the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

      The 1940 Act currently prohibits the Fund from issuing senior securities or borrowing money, except that the Fund may borrow from banks or pursuant to reverse repurchase agreements in an amount not exceeding one-third of the Fund's total assets (including the amount borrowed). If borrowings exceed this one-third limitation, for any reason, the Fund must reduce the amount of its borrowings to not more than one-third of its total assets within three business days.

      NON-FUNDAMENTAL INVESTMENT POLICIES. Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees without shareholder approval, provide that the Fund may not:

      1. Invest more than 15% of its net assets (taken at market value at the time of purchase) in illiquid securities.

      2.    Make   investments   for  the  purpose  of  exercising   control  or
            management.

      3. Invest in other investment companies except as permitted under the 1940 Act.

      The mutual funds in which the Fund may invest may, but need not, have the same investment objective or policies as the Fund. The investments that may, in general, be made by underlying funds in which the Fund may invest, as well as the risks associated with such investments, are described in the prospectus.

                      IV. DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board has adopted policies to be followed by the Fund and its service providers, including without limitation ETAM, KIM, E*TRADE Securities, LLC, the Fund's distributor ("E*TRADE Securities"), ETAM as the Fund's administrator, and PFPC, Inc., the Fund's sub-administrator ("PFPC"), for the disclosure of information about the Fund's portfolio holdings. These policies and procedures on disclosure of portfolio holdings ("Portfolio Disclosure Policies") are intended to ensure compliance by the Fund and its service providers with (i) the applicable restrictions of the federal securities laws such as the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and (ii) general principles of fiduciary duty.

      It is the policy of the Fund and its service providers to protect the confidentiality of the Fund's portfolio holdings and prevent the selective disclosure of information about the Fund's portfolio holdings that is not otherwise publicly available, except as permitted by the Portfolio Disclosure Policies. Portfolio holdings information shall include the Fund's portfolio holdings or any subset of such holdings (e.g., top 10 or 20 holdings). The Fund and each of its service providers must adhere to the Portfolio Disclosure Policies.

      The Fund, or its duly authorized service providers, will publicly disclose the Fund's portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust may also disclose portfolio holdings information in response to requests from regulators, to comply with valid subpoenas or to otherwise comply with applicable law. In addition, the Fund, or its duly authorized service providers, will publicly disclose all holdings of the Fund, or a subset thereof, as reported on a month-end basis with a 30-day lag on its website, www.kobren.com/funds. Portfolio holdings information will be deemed publicly available on the day after it is posted on the Fund's website or the day it is filed with the SEC, whichever is earlier.

      The Fund, or its duly authorized service providers, may make portfolio holdings information available to Fund investors, or to intermediaries selling shares of the Fund, only after and to the extent that such information has been publicly disclosed as described above. The Fund, or its duly authorized service providers, may also provide monthly portfolio characteristics information, such as sector and portfolio allocations, provided that disclosure of such information shall be made in accordance with the Portfolio Disclosure Policies.

      Portfolio managers and other senior officers or spokespersons of the Fund may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants, or other interested persons only if such information has been previously publicly disclosed. For example, a portfolio manager discussing the Fund may indicate that he likes and/or owns for the Fund a security only if the Fund's ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

      Nothing herein is intended to prevent the disclosure of any and all portfolio information to the Fund's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Fund's custodian, pricing services, fund accountants, investment adviser, investment subadviser, administrator, sub-administrator, independent registered public accounting firm, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract, in accordance with the Fund's Portfolio Disclosure Policies. The Fund's portfolio holdings information is made available to the Fund's service providers on an "as-needed" basis, depending on the nature of the service provided and each service provider's duties with respect to the Fund. Therefore, the frequency with which this information is provided to service providers will vary, based on the circumstances and will be provided as necessary, including without any lag-time.

      In order to carry out various functions on behalf of the Fund, it may be necessary or desirable to disclose portfolio holdings information of the Fund to certain third parties prior to the public dissemination of such information. As of the date of this Statement of Additional Information, no entity receives portfolio holdings information prior to public dissemination, other than service providers as described above. Potential recipients of such information in the future may include rating agencies, lenders or providers of a borrowing facility. The Fund, or its duly authorized service providers, may distribute nonpublic portfolio holdings information to third parties before its public disclosure provided that:

            i. A good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund's best interests;

            ii. The recipient does not trade on such information or distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings or results of the analysis becoming public information as discussed above; and

            iii. The recipient signs a written agreement (as provided below) (a "Written Agreement"). Persons and entities unwilling to execute an acceptable Written Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Portfolio Disclosure Policies.

      For purposes of the Portfolio Disclosure Policies, any Written Agreement must be in form and substance acceptable to an Officer of the Trust or his designee and/or the Trust's legal counsel. At a minimum, subject to such deviations as an officer of the Trust or the Trust's legal counsel believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, such Written Agreement should generally provide that the portfolio information is the property of the Trust (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose, including trading in Fund shares, except as expressly provided in the Written Agreement.

      It is also the policy of the Fund that neither the Fund nor its service providers may enter into any arrangements pursuant to which they will receive compensation or other consideration directly or indirectly in return for the disclosure of non-public information about the Fund's portfolio holdings.

      The Portfolio Disclosure Policies seek to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser or sub-adviser or any affiliated person of the Fund on the other hand. Such Policies authorize the Trust's chief compliance officer ("CCO") to consider all requests for information that cannot be answered by way of publicly available information. Among other considerations, the CCO is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the CCO is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Fund's investment adviser, sub-adviser or an affiliated person of the Fund. Any disclosure that creates such a conflict of interest must be approved by a majority of the Trustees of the Trust's Board who are not "interested persons" (as defined in the 1940 Act). The Trust seeks to avoid potential conflicts of interest between the Fund's shareholders and the Trust's service providers by notifying all service providers to comply with the Portfolio Disclosure Policies described herein.

      The Board has authorized the Trust's CCO to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Portfolio Disclosure Policies. On a periodic basis, the Trust's CCO or his designee monitors marketing and sales practices and other communications with respect to the Fund to determine compliance with the Portfolio Disclosure Policies. The CCO requests such information from service providers as he deems necessary to determine compliance with these procedures.

      Any potential exceptions to, or violation of, the Portfolio Disclosure Policies are required to be promptly reported to the Trust's CCO. If the CCO deems that such matter constitutes a "material compliance matter" within the meaning of Rule 38a-1 under the 1940 Act ("Rule 38a-1"), he shall report to the Board of Trustees in accordance with Rule 38a-1. In addition, the CCO shall provide an annual report to the Board of Trustees regarding compliance with the Portfolio Disclosure Policies.

                     V. MANAGEMENT OF THE TRUST AND THE FUND

A. TRUSTEES AND OFFICERS

      The Board has the responsibility for the overall management of the Trust, including general supervision and review of the Fund's investment activities and conformity with Delaware Law and the stated policies of the Fund. The Board elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below. The Trust consists of six active series.


-------------------------------------------------------------------------------------------------------------------------------
                              TERM OF                                                         NUMBER OF             OTHER
     NAME, ADDRESS,         OFFICE AND                                                   PORTFOLIOS IN FUND     TRUSTEESHIPS/
        AGE AND              LENGTH OF                PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN      DIRECTORSHIPS
POSITION(S) WITH TRUST     TIME SERVED 1                DURING PAST 5 YEARS                  BY TRUSTEE       HELD BY TRUSTEE
----------------------     -------------                -------------------                  ----------       ---------------
-------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
Cheryl A.                      Since          Ms. Burgermeister has been self-employed           6               The Select
Burgermeister              February 2004      as a financial consultant since October                           Sector SPDR
Age: 54                                       2003. She is also Trustee, Treasurer and                             Trust
Trustee                                       Finance Trust Committee Chairman of the
                                              Portland Community College Foundation
                                              since 2001. She was a Trustee of the
                                              Zero Gravity Internet Fund from 2000 to
                                              2001. She was a Director and Treasurer
                                              of the Crabbe Huson family of funds from
                                              1988-1999.
-------------------------------------------------------------------------------------------------------------------------------
Arthur Dubroff             Since August       Mr. Dubroff is Chief Financial Officer of          6                Virtual
Age: 56                        2006           Net2Phone, Inc., a provider of Voice over                         Communities,
Trustee                                       Internet Protocol telephony services,                             Inc.; Kobren
                                              from November 2002 to present; Chief                             Insight Funds
                                              Financial Officer of Virtual Communities,
                                              Inc., a software provider, from July 2000
                                              to present; Consultant for Turnberry
                                              Consulting, LLC from October 1999 to
                                              November 2002.
-------------------------------------------------------------------------------------------------------------------------------
Steven Grenadier               Since          Mr. Grenadier is a Professor of Finance            6                  None
Age: 41                    February 1999      at the Graduate School of Business at
Trustee                                       Stanford University, where he has been
                                              employed as a professor since 1992.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                              TERM OF                                                         NUMBER OF             OTHER
     NAME, ADDRESS,         OFFICE AND                                                   PORTFOLIOS IN FUND     TRUSTEESHIPS/
        AGE AND              LENGTH OF                PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN      DIRECTORSHIPS
POSITION(S) WITH TRUST     TIME SERVED 1                DURING PAST 5 YEARS                  BY TRUSTEE       HELD BY TRUSTEE
----------------------     -------------                -------------------                  ----------       ---------------
-------------------------------------------------------------------------------------------------------------------------------
George J. Rebhan               Since         Mr. Rebhan retired in December 1993, and              6           Advisor Series
Age: 72                    December 1999     prior to that he was President of Hotchis                             Trust
Chairman & Trustee                           and Wiley Funds (investment company) from
                                             1985 to 1993.
-------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEE 2
-------------------------------------------------------------------------------------------------------------------------------
Dennis Webb                 Since March      Mr. Webb is President of E*TRADE Capital              6                None
Age: 41                        2006          Markets. Prior to that, Mr. Webb was the
Trustee                                      Chief Executive Officer of E*TRADE Global
                                             Asset Management (ETGAM). Mr. Webb has
                                             also been Chairman of E*TRADE Bank's
                                             Asset and Liability Committee and was
                                             responsible for the Bank's $15 billion
                                             derivative portfolio until he joined
                                             ETGAM in June 2001.
-------------------------------------------------------------------------------------------------------------------------------
                                                 OFFICER(S) WHO ARE NOT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
Elizabeth Gottfried        Since March       Ms. Gottfried is Vice President of ETAM.             N/A               N/A
Age: 46                    2006              She is also a Business Manager of E*TRADE
President                                    Global Asset Management, Inc. Ms.
                                             Gottfried joined E*TRADE in September
                                             2000. Prior to that, she worked at Wells
                                             Fargo Bank from 1984 to 2000 and managed
                                             various areas of Wells Fargo's mutual
                                             fund group.
-------------------------------------------------------------------------------------------------------------------------------
Eric Godes                 Since             Mr. Godes is Managing Director of Kobren             N/A               N/A
Age: 45                    September         Insight Management, Inc., a wholly-owned
Vice President             2006              subsidiary of E*TRADE Financial
                                             Corporation and a  registered
                                             representative of E*TRADE Securities,
                                             LLC. Prior to November 2, 2005, he
                                             served as Managing Director and a
                                             registered representative of Kobren
                                             Insight Brokerage, Inc. and Managing
                                             Director of Alumni Capital, LLC, a
                                             General Partner to a private investment
                                             partnership.
-------------------------------------------------------------------------------------------------------------------------------
Russell Elmer              Since August      Mr. Elmer is responsible for overseeing              N/A               N/A
Age: 42                    2006              all of E*TRADE FINANCIAL Corporation's
Secretary and Chief                          legal affairs and serves as General
Legal Officer                                Counsel of E*TRADE FINANCIAL
                                             Corporation. He has held a variety of
                                             positions with E*TRADE for the past five
                                             years.
-------------------------------------------------------------------------------------------------------------------------------
Matthew Audette            Since March       Mr. Audette is Vice President and Chief              N/A               N/A
Age: 32                    2006              Financial Officer of ETAM and ETGAM. He
Treasurer                                    also holds other positions at E*TRADE
                                             affiliates. He joined E*TRADE in 2001.
-------------------------------------------------------------------------------------------------------------------------------
Tim Williams               Since             Mr. Williams is Chief Compliance Officer             N/A               N/A
Age: 57                    February 2005     of ETAM and has general compliance
Chief Compliance                             management oversight for the asset
Officer                                      management functions of various E*TRADE
                                             affiliates.  Mr. Williams joined E*TRADE
                                             in January 2005. Prior to that he worked
                                             at Riggs Bank from 1971 to 2005 where he
                                             held various positions involving
                                             compliance, audit, risk management, trust
                                             operations and trust administration. He
                                             was the Chief Compliance Officer of Riggs
                                             Investment Advisors Inc. from 1995 to
                                             2005.
-------------------------------------------------------------------------------------------------------------------------------

1 Each Trustee is elected to serve in accordance with the Trust Instrument and By-laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

2     "Interested person" of the Trust as defined in the 1940 Act.

Each member of the Board that is not an "interested person" of the Trust (as defined in the 1940 Act) ("Independent Trustees") currently receives, on an annual basis, $30,000 in base compensation for his or her services as an Independent Trustee (including participation in four regularly scheduled Board meetings a year, two Audit Committee meetings and two Corporate Governance and Compliance Oversight Committee meetings a year) and will be entitled to receive additional compensation of $5,000 for each in person Board meeting in excess of the four regularly scheduled Board meetings per year. In addition, each Independent Trustee is reimbursed for all reasonable and necessary expenses associated with his or her service as an Independent Trustee. The Chairman and the chairperson of the Audit Committee are each paid an additional $2,000 per year for his or her services in such capacity.

Prior to October 1, 2006, each Independent Trustee received from the Trust an annual fee (payable in quarterly installments) of $18,000 plus an additional fee of: (i) $4,500 for each Board meeting attended, and (ii) $2,000 for each committee meeting attended. The Chairman received an additional $2,000 a year for the additional duties involved in that role. In addition, the Trust reimbursed each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings.



Other officers and Trustees of the Trust receive no compensation or expense reimbursement.

      The following table sets forth the compensation received by the Trustees for their services to the Trust during the most recent fiscal year ended December 31, 2005. 1

         ------------------------------------------------------------------
         Name of Person,                  Aggregate Compensation from the
         Position 1                       Trust
         ------------------------------------------------------------------
         INDEPENDENT TRUSTEES
         ------------------------------------------------------------------
                 Cheryl A.                             $44,000
           Burgermeister, Trustee
         ------------------------------------------------------------------
             Steven Grenadier,                         $44,000
                  Trustee
         ------------------------------------------------------------------
             Shelly J. Meyers,                         $36,000
                 Trustee 2
         ------------------------------------------------------------------
              Ashley T. Rabun,                         $44,000
                 Trustee 2
         ------------------------------------------------------------------
             George J. Rebhan,                         $46,000
                  Trustee
         ------------------------------------------------------------------
             INTERESTED TRUSTEE
         ------------------------------------------------------------------
           Mitchell H. Caplan 3                         None
         ------------------------------------------------------------------

         1 Messrs. Dennis Webb and Arthur Dubroff became Trustees after December 31, 2005.

         2 Ms. Meyers and Ms. Rabun retired from the Board of Trustees effective August 10, 2006.

         3     Mr. Caplan resigned from the Board in February 2006.

      No Trustee will receive any benefits from the Trust upon retirement. Thus, no pension or retirement benefits have accrued as part of the Fund's expenses.

      The Trust has an Audit Committee, a Compensation and Nominating Committee and a Corporate Governance and Compliance Oversight Committee. The members of each Committee are the Independent Trustees.

      The Audit Committee is responsible for, among other things: reviewing annually and approving in advance the selection, retention or termination of the independent registered public accounting firm and the terms of such engagement; evaluating the independence of the independent registered public accounting firm, including with respect to approving in advance the provision of any "permissible non-audit services" to the Trust, ETAM, or to any entity controlling, controlled by, or under common control with ETAM that provides certain services to the Trust; reviewing with the independent registered public accounting firm the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including any types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the independent registered public accounting firm's independence; reviewing, in consultation with the independent registered public accounting firm's and the Trust's disclosure committee, the Trust's annual and semi-annual financial statements; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. During the fiscal year ended December 31, 2005, the Audit Committee held one meeting.

      The Compensation and Nominating Committee is responsible for, among other things; evaluating and recommending to the Board candidates to be nominated as Independent Trustees of the Board; reviewing the composition of the Board and Board Committees and the compensation arrangements for each of the Trustees. The charter provides that the Committee will consider nominees for Board candidates recommended by shareholders, subject to certain guidelines. During the fiscal year ended December 31, 2005, the Compensation and Nominating Committee did not hold any meetings.

      The Corporate Governance and Compliance Oversight Committee is responsible for, among other things, overseeing the Board's corporate governance policies and procedures; coordinating periodic evaluations of the Board's performance and recommending improvements; considering the Board's adherence to industry "best practices;" meeting with Trust management to review the Trust's compliance to appropriate regulatory guidelines and requirements, meeting with Trust management to review and consider the Trust's disclosure controls and procedures and regulatory disclosure obligations; and making recommendations regarding compliance activities applicable to the Trust. The Corporate Governance and Compliance Oversight Committee held three meetings during the fiscal year ended December 31, 2005.

      Shareholders may address comments or questions or other communications in writing to the entire Board, or to one or more Trustees, by sending such correspondence to: Board of Trustees [or name(s) of one or more Trustees], E*TRADE Funds, 4500 Bohannon Drive, Menlo Park, CA 94025, Attn: Fund Secretary. At least once per calendar quarter, the Fund Secretary will transmit a copy of any Board correspondence to the entire Board or to one or more Trustees, depending on to whom it is addressed.



      The chart below identifies a dollar range of each current Trustee's ownership of shares of the Fund and the dollar range of aggregate holdings of shares in all series of the Trust as of December 31, 2005. Because the Fund did not commence operations until November 20, 2006, no Trustee owned shares of the Fund as of December 31, 2005.

   ---------------------------------------------------------------------------------------------

                                DOLLAR RANGE OF EQUITY      AGGREGATE DOLLAR RANGE OF EQUITY
         NAME OF TRUSTEE*      SECURITIES IN THE FUND**   SECURITIES IN ALL SERIES OF THE TRUST
         ----------------      ------------------------   -------------------------------------
   ---------------------------------------------------------------------------------------------
                                         INDEPENDENT TRUSTEES
   ---------------------------------------------------------------------------------------------
    Cheryl A. Burgermeister            None                             None
   ---------------------------------------------------------------------------------------------
       Steven Grenadier                None                             None
   ---------------------------------------------------------------------------------------------
       George J. Rebhan                None                        $10,001-$50,000
   ---------------------------------------------------------------------------------------------

      * Messrs. Webb and Dubroff became Trustees after December 31, 2005. Information for Ms. Shelley Meyers and Ms. Ashley Rabun, former Trustees, is not included due to their retirement from the Board effective August 10, 2006. Information for Mr. Caplan is also not included due to his resignation from the Board in February 2006.

      ** The Fund expects to commence selling shares on or about November 20, 2006.

      As of December 31, 2005, the Independent Trustees did not own any securities issued by ETAM, E*TRADE Securities or any company controlling, controlled by or under common control with ETAM or E*TRADE Securities.

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES

      For the purposes of the statements below, "immediate family members" of any person are a person's spouse, children residing in the person's household (including step and adoptive children) and any dependent of the person; an entity in a "control relationship" means any person who controls, is controlled by or is under common control with the named person; a "related fund" is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which ETAM, KIM or any of their affiliates acts as investment adviser or for which E*TRADE Securities, the Fund's distributor, or any of its affiliates acted as principal underwriter.

      As of December 31, 2005, none of the Independent Trustees, nor any immediate family members, beneficially owned any securities issued by the ETAM or any other entity in a control relationship to ETAM, KIM or E*TRADE Securities. During the calendar years of 2004 and 2005, none of the Independent Trustees, nor any immediate family members, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in ETAM or any other entity in a control relationship to ETAM, KIM or E*TRADE Securities. During the calendar years of 2004 and 2005, none of the Independent Trustees, nor any immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "Fund-Related Party"): (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) ETAM; (vi) KIM; (vii) E*TRADE Securities; (viii) any affiliate of ETAM, KIM or E*TRADE Securities; or
(ix) an officer of any such affiliate. During the calendar years of 2004 and 2005, none of the Independent Trustees, nor any immediate family members, had any relationship (the value of which exceeds $60,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

      None of the Fund's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serves in that capacity. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any immediate family member, had any position, including as an officer, employee, director or partner, with any of: (i) the Funds, (ii) an officer of the Funds,
(iii) a related fund,  (iv) an officer of any related fund, (v) ETAM,  (vi) KIM;
(vii) E*TRADE Securities; or (viii) any other entity in a control relationship to the Funds.

B. CODE OF ETHICS

      Pursuant to Rule 17j-1 under the 1940 Act, the Trust has adopted a code of ethics. The Fund's investment adviser and sub-adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, and the principal underwriter has also adopted a code of ethics under Rule 17j-1 under the 1940 Act. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by the Fund, subject to certain restrictions and reporting requirements.

C. PROXY VOTING POLICIES AND PROCEDURES

      The Fund has delegated the voting of portfolio securities on its behalf to KIM. KIM has adopted proxy voting policies and procedures ("Proxy Voting Policies and Procedures") for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of the Fund's shareholders, and those of KIM. Copies of the Trust's and KIM's Proxy Voting Policies and Procedures are included as Appendix B to this SAI. To the extent the Fund invests in shares of underlying funds in accordance with the provisions of Section 12(d)(1)(F) of the 1940 Act, KIM will vote proxies with respect to such shares in the same proportion as the vote of all other holders of such shares.

      The Trust files a report on Form N-PX with the Fund's complete proxy voting record for the most recent 12 month period ended June 30th no later than August 31st of each year. The most recent such report is available on the Trust's website at www.kobren.com/funds and on the SEC's website at www.sec.gov.



D. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of October 31, 2006, the following entities/individuals owned of record or beneficially 5% or more of the outstanding shares of the Predecessor Fund*:

Name and Address                          % of Fund        Nature of Ownership

National Financial Services Corp          28.13%           Record
For the Benefit of Our Customers
One World Financial Center
200 Liberty Street
New York, NY 10281-1003

Eric M. Kobren                            19.84%           Beneficial
20 William St. Suite 210
Wellesley Hills, MA 02481-4138

      *No information is available for the Fund as it commenced operations on November 20, 2006.

      As of October 31, 2006, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund, expect for Eric Kobren, an officer of ETAM, who owns 19.84%, which includes shares beneficially owned indirectly as a result of his position as a controlling person of certain shareholders, including family members, charitable trusts, and the Mutual Fund Investors Association. The Trust's Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

E. INVESTMENT ADVISER

      Under an investment advisory agreement ("Investment Advisory Agreement") with the Fund, ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly owned subsidiary of E*TRADE FINANCIAL and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operations in February 1999. As of September 30, 2006, ETAM managed approximately $550 million in assets.

      Subject to the supervision of the Board and in accordance with the investment objective, policies and restrictions of the Fund, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Subadviser pursuant to an investment advisory agreement. In the future, ETAM may manage the Fund's cash and money market instruments for cash flow purposes. The Investment Advisory Agreement was approved by the Board of Trustees on September 7, 2006 and was approved by the initial sole shareholder of the Fund on November 17, 2006.



      The Investment Advisory Agreement will continue in effect for more than two years, provided that the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Board and
(ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement may be terminated on 60 days' written notice by any such party and will terminate automatically if assigned.

      As compensation for its services, the Fund pays ETAM a fee computed daily and paid monthly at the annual rate of 0.60% of the Fund's average daily net assets. ETAM is contractually obligated pursuant to the Investment Advisory Agreement to reduce its advisory fees by an amount equal to any Rule 12b-1 fees, service fees or revenue sharing payments it or its affiliates receive with respect to the Fund's investment in underlying funds. Any Rule 12b-1 payments, service fees or revenue sharing payments received by ETAM or its affiliates with respect to shares of any underlying fund held by the Fund will be applied against the advisory fees owed to ETAM by the Fund, thereby reducing the amount of advisory fees paid by the Fund to ETAM. Any such reduction is made after giving affect to the Expense Limitation Agreement described below in this SAI. See "Management of the Trust and the Fund - H. Expense Limitation Agreement."

F. INVESTMENT SUBADVISER

      ETAM has engaged KIM as the Fund's subadviser pursuant to the Investment Subadvisory Agreement (the "Investment Subadvisory Agreement"). Under the supervision of ETAM and the Board, KIM makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. KIM, an investment adviser registered under the Advisers Act, is a Massachusetts corporation organized in 1987, and is a wholly-owned subsidiary of E*TRADE FINANCIAL. Prior to November 2, 2005, Eric Kobren owned and controlled all of the stock of KIM. On November 2, 2005, E*TRADE FINANCIAL acquired all of the outstanding stock of KIM. KIM served as the investment adviser to the Predecessor Fund since the Predecessor Fund's inception on December 16, 1996 through the date on which the Predecessor Fund was reorganized as a series of the Trust. The investment advisory fees earned and waived by KIM for the Predecessor Fund for the last three fiscal years, as well as any fees waived or expenses reimbursed, are set forth below.

-------------------------------------------------------------------------------------------------------
   Fiscal Year Ended        Gross Advisory Fees          Waived Fees and          Net Advisory Fees
      December 31              Earned By KIM           Reimbursed Expenses        After Fee Waivers
-------------------------------------------------------------------------------------------------------
         2005                    $472,320                    $73,430                   $398,890

-------------------------------------------------------------------------------------------------------
         2004                    $411,679                    $86,045                   $325,634

-------------------------------------------------------------------------------------------------------
         2003                    $369,790                    $90,322                   $279,468

-------------------------------------------------------------------------------------------------------


      The Investment Subadvisory Agreement was approved by the Board of Trustees on September 7, 2006 and was approved by the initial sole shareholder of the Fund on November 17, 2006. Certain services provided by KIM under the Investment Subadvisory Agreement are described in the prospectus. As compensation for its services, ETAM pays KIM a fee computed daily and paid monthly at the annual rate of 0.50% of the Fund's average daily net assets. KIM is not compensated directly by the Fund. In connection with the agreement pursuant to which E*TRADE FINANCIAL acquired KIM, E*TRADE FINANCIAL has agreed that KIM will receive, via intercompany transfer or some other means, an amount equal to the net advisory and administration fees that ETAM receives from the Fund.



      The Subadvisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Subadvisory Agreement may be terminated on 60 days' written notice to any such party and will terminate automatically if assigned.

      ETAM and the Fund may seek an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by the Fund's shareholders, to (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements provided any such action with respect to an agreement with a sub-adviser that is an affiliated person of ETAM of the Funds would require approval by the Fund's shareholders; and (c) terminate and replace investment sub-advisers. Under the exemptive order, ETAM, subject to Board oversight, would be permitted to continue to have the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order would be granted if sought. The SEC proposed in October 2003 a rule which would permit the engagement and termination of investment sub-advisers without shareholder approval and without the need for exemptive relief but the proposed rule has not yet been adopted.

G. ADMINISTRATOR

      ETAM also serves as the Fund's administrator. ETAM provides administrative services directly or through sub-contracting, including: (i) coordinating the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (ii) preparing or supervising the preparation of periodic reports to the Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing the Fund's contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of the Fund.

      ETAM is entitled to receive from the Fund, an administrative services fee equal to 0.15% of the Fund's average daily net assets.

H. EXPENSE LIMITATION AGREEMENT

      In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund (the "Expense Limitation Agreement"). The Expense Limitation Agreement will continue through at least April 30, 2008. There is no guarantee that the Expense Limitation Agreement will continue after this date. For example, ETAM may determine to discontinue the Expense Limitation Agreement for the Fund if the assets of the Fund do not significantly increase by the expiration date of the Expense Limitation Agreement.

      Pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or limit its fees or assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses borne by the Fund as a result of investing in any underlying fund, and extraordinary fees and expenses not incurred in the ordinary course of the Fund's business) do not exceed 1.00% of average daily net assets (calculated before giving effect to the advisory fee reduction described under "E. Investment Adviser" above).

      The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement (other than as a result of the advisory fee reduction described under "E. Investment Adviser" above) provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's total annual expense ratio is less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to a Fund in accordance with the Expense Limitation Agreement during any of the previous three (3) fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

I. PORTFOLIO MANAGERS

      Messrs. Eric Kobren and John Russel Vanneman of KIM are the Fund's portfolio managers. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of December 31, 2005. Except with respect to the one other pooled investment vehicle managed exclusively by Mr. Kobren, Messrs. Kobren and Vanneman serve as co-portfolio managers of each account.

                                                                                        Number of       Total Assets
                                                                                         Accounts       in Accounts
                                                         Total                          Where the        Where the
                                                       Number of    Total Assets       Advisory Fee     Advisory Fee
  Name of Portfolio                                    Accounts      in Accounts       is Based on      is Based on
       Manager                Type of Account           Managed        Managed         Performance      Performance
---------------------------------------------------------------------------------------------------------------------
Eric Kobren                 Registered investment          0             N/A               N/A               N/A
                            companies
                            Other pooled investment        1         $84 million           1*            $84 million
                            vehicles
                            Other accounts                900        $915 million           0                 $0

John Russell Vanneman       Registered investment          0             N/A               N/A               N/A
                            companies
                            Other pooled investment        0             N/A               N/A               N/A
                            vehicles
                            Other accounts                900        $915 million           0                 $0

* An affiliate of Mr. Kobren, the Fund's portfolio manager, receives a performance based fee from the one (1) pooled investment vehicle noted in the table above.

      CONFLICTS OF INTEREST. The Fund's portfolio managers are responsible for managing one or more other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interest are increased to the extent that the portfolio manager has a financial incentive to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of the portfolio managers' responsibility for the management of the Fund as well as one or more other accounts. The Fund and KIM have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs, including trade allocation policies that are intended to result in the equitable treatment of all clients of KIM over time.

      The portfolio managers may favor an account if the portfolio managers' compensation is either tied to the performance of that account or higher for that account rather than other accounts managed by the portfolio manager. If, for example, a portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if KIM or an affiliate of Mr. Kobren receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. KIM's trade allocation policies are intended to address this conflict of interest.

      The side-by-side management of the Fund, separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices like cross trading between the Fund and another account raise conflicts of interest issues. KIM has developed policies and procedures that are intended to mitigate those conflicts.

PORTFOLIO MANAGERS - COMPENSATION

      BASE SALARY AND PERFORMANCE BONUS. KIM's compensation packages for its portfolio managers, including Messrs. Kobren and Vanneman, are comprised of a fixed base salary and performance bonus as described below.



      As of October 31, 2006, Mr. Kobren receives a base salary and is eligible to receive an annual bonus. Mr. Kobren's salary is a fixed amount and may be reviewed from time to time based on a number of factors, including, but not limited to, his title, scope of responsibilities, experience and knowledge. Mr. Kobren's bonus is a discretionary amount determined annually based on an assessment of his individual performance and the overall performance of KIM. For purposes of determining Mr. Kobren's discretionary bonus, there are no predetermined factors used to assess Mr. Kobren's performance or the overall performance of KIM, however such assessments are generally measured over a 12-month period. Mr. Kobren's salary and annual bonus are paid in cash. He may also be eligible to receive stock-based compensation from E*TRADE FINANCIAL.



      Mr. Vanneman's performance bonus is discretionary. However, KIM may consider a variety of factors in determining such bonus, including but not limited to KIM's profit levels, pre- and after tax performance of the Fund and other accounts managed by Mr. Vanneman over a variety of time periods and the performance of the Fund and his other accounts versus peer groups on an annual basis, and Mr. Vanneman's overall performance in connection with his duties. Evaluation of Mr. Vanneman's performance is not based on any particular benchmark nor any specific length of time over which performance is measured.



      In addition to the base salary and performance bonus compensation, the portfolio managers participate in other health and benefit programs available to all employees of KIM.

PORTFOLIO MANAGERS - PORTFOLIO MANAGER'S OWNERSHIP OF SECURITIES IN THE FUND UPON COMMENCEMENT OF OPERATIONS*

                                  Dollar Range of Equity Securities of the Fund
Name of Portfolio Manager         Beneficially Owned by Portfolio Manager
--------------------------------------------------------------------------------

Eric Kobren                       Over $1,000,000

John Russell Vanneman             $10,001 - $50,000

* Mr. Kobren and Mr. Vanneman owned shares of the Predecessor Fund which became shares of the Fund at the time of the reorganization.

J. PRINCIPAL UNDERWRITER

      E*TRADE Securities,  a subsidiary of E*TRADE FINANCIAL,  is located at 135
E. 57th Street, 31st Floor, New York, NY 10022 and serves as the Fund's principal underwriter pursuant to the Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement shall remain in effect for two years after the date of the agreement, and after that is renewable annually thereafter, subject to the approval by a majority of the Board, including a majority of Independent Trustees. The Fund's shares are sold on a continuous basis by E*TRADE Securities as agent, although E*TRADE Securities is not obligated to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of preparing, printing and distributing all sales literature.

K.  SUB-ADMINISTRATOR,   TRANSFER  AGENT  AND  DIVIDEND  DISBURSING  AGENT,  AND
CUSTODIAN

      PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as sub-administrator, transfer agent and dividend-disbursing agent for each Fund. The Fund compensates PFPC, Inc. as sub-administrator 0.10%. Pursuant to a Custody Agreement between the Trust and PFPC Trust Company, PFPC Trust Company provides custodial services to the Fund. The principal business address of PFPC Trust Company is 400 Bellevue Parkway, Wilmington, DE 19809.

L. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      Tait, Weller & Baker LLP is the independent registered public accounting firm of the Fund and is responsible for auditing the Fund's annual financial statements and served as the independent registered public accounting firm of the Predecessor Fund for the year ended December 31, 2005 and through the liquidation of the Predecessor Fund. Prior to that time, PricewaterhouseCoopers LLP was the independent registered public accounting firm of the Predecessor Fund and was responsible for auditing the Predecessor Fund's annual financial statements.



M. COUNSEL

      Dechert LLP, 1775 I Street, NW, Washington, DC 20006 serves as counsel to the Trust.

          VI. PURCHASE, REDEMPTION AND DETERMINATION OF NET ASSET VALUE

      Detailed information on purchase and redemption of shares is included in the prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Trust.

      The Fund's underlying funds are valued according to the net asset value per share ("NAV") furnished by that acquired fund's accounting agent. The Fund's investment securities are valued at the last sale price or for securities traded on NASDAQ, the NASDAQ Official Closing Price, as applicable, on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions on the value date, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by KIM in accordance with guidelines adopted by the Board. Income, expenses and fees, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund's shares.

      The Fund computes the NAV of its shares at the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each weekday that is not a holiday. The holidays (as observed) on which the NYSE is scheduled to be closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the NYSE closes early, the time of computing the NAV and the deadlines for purchasing and redeeming shares will be accelerated to the earlier closing time. The NAV of the Fund's shares is determined by subtracting from the value of the Fund's total assets the amount of the Fund's liabilities and dividing the remainder by the number of outstanding Fund shares.

      Foreign securities in which the Fund or an underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (i.e., Saturday). Accordingly, the NAV of the Fund's or an underlying fund's portfolio may be significantly affected by such trading on days when KIM does not have access to the underlying funds and an investor does not have access to the Fund.

                            VII. IN-KIND REDEMPTIONS

      If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, instead of in cash. The proceeds of redemption may be more or less than a shareholder's tax basis and, therefore, a redemption, whether in-kind or not, may result in a gain or loss for federal income tax purposes.

                          VIII. PORTFOLIO TRANSACTIONS

      Under the supervision of ETAM and the Board, KIM is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and negotiation of commissions, if any, paid on these transactions.

      In placing portfolio transactions with brokers and dealers, KIM attempts to obtain the best overall terms for the Fund, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer. In selecting broker-dealers and to the extent that the execution and price offered by more than one dealer are comparable, KIM may consider research, including statistical or pricing information, and brokerage services furnished to the Fund or KIM as well as the full range and quality of a broker's services in placing brokerage, including, among other things, commission rates, financial responsibility, and responsiveness. In addition, the Fund may pay brokerage commissions to brokers or dealers in excess of those otherwise available upon a determination that the commission is reasonable in relation to the value of the brokerage services provided, viewed in terms of either a specific transaction or overall brokerage services provided with respect to the Fund's portfolio transactions by such broker or dealer. KIM may use this research information in managing the Fund's assets, as well as assets of other clients. KIM may not consider the sale of fund shares to compensate any broker, either directly or indirectly, with payments for executing portfolio transactions. When choosing a broker to execute portfolio transactions, KIM must follow its policies and procedures on providing best execution. KIM's policy on best execution establishes the methods to be followed to ensure that it is seeking to achieve best execution of its clients' portfolio transactions while complying with all applicable regulatory standards and the investment guidelines of its clients. Even if a broker provides best execution, KIM may not compensate that broker for promoting fund shares by directing brokerage transactions to that broker.

      The Predecessor Fund did not pay any brokerage commission for the fiscal years ended December 31, 2003, 2004 and 2005. The Predecessor Fund did not pay any brokerage commissions to E*TRADE Securities or Kobren Insight Brokerage, the Predecessor Fund's former principal underwriter, or to any affiliated broker, for the fiscal years ended December 31, 2003, 2004 and 2005.

      Stocks, other equity securities and options may be traded through brokers on an agency basis with a stated brokerage commission or on a principal basis in the OTC market. Fixed income securities are generally traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer on principal transactions will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time. Shares of underlying funds may be purchased or redeemed in transactions with the acquired fund, its principal underwriter or independent dealers. Certain money market instruments and government agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Futures contracts are traded on an agency basis with a futures commission merchant. Swaps and other OTC contracts are traded directly with the counterparty, which is usually a dealer, a bank or other institution.

      Certain equity securities also may be traded in the OTC market. Transactions in the OTC market are generally effected as principal transactions with dealers. However, transactions in the OTC market may also be effected as agency transactions, such as through an electronic communications network ("ECN") or alternative trading system ("ATS"). The costs of transactions in securities in the OTC market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.

      Other investment advisory clients advised by KIM may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, KIM may average the transactions as to price and allocate the amount of available investments in a manner that KIM believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, KIM may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds or clients managed by it in order to obtain best execution.

      The Fund will arrange to be included within a class of investors entitled not to pay sales charges by purchasing initial load acquired fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

      The portfolio turnover rate for the Fund for its most recent fiscal period may be found under "Financial Highlights" in the Fund's Prospectus.

                           IX. PERFORMANCE INFORMATION

      From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders.

      The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                      X. DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS.

      The Fund intends to distribute dividends from its net investment income (if any) and make distributions of short-term and long-term capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund making the distribution, unless the shareholder notifies the Fund in writing of his or her election to receive distributions in cash.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES.

      The Fund has elected, qualified and intends to continue to qualify as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gain over net long-term capital loss) and its net tax-exempt interest (if any), the Fund will not be subject to federal income tax on amounts distributed to shareholders in the manner required under the Code, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) to shareholders. If the Fund meets such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it would be taxed at regular corporate income tax rates on any amounts retained.

      Amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains for the previous year that were not distributed during such year and on which the Fund has not paid income tax. A distribution that is declared by the Fund as of a record date in October, November or December and paid by the Fund during January of the following year will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. The Fund intends to seek to distribute its income in accordance with this requirement to avoid or minimize any excise tax. Shortly after the end of each year, the Trust will notify shareholders of the federal income tax status of dividends and distributions for that year.

      In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code), (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements.

      In order to satisfy its distribution requirements and avoid or minimize excise taxes, the Fund intends to distribute substantially all of its investment company taxable income, net tax-exempt interest (if any), and any net capital gain at least annually. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable to shareholders either as ordinary income or, if so designated by the Fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% federal income tax rate. Dividend income distributed to individual shareholders will qualify for such maximum 15% federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in

Section 1(h)(11)(B) of the Code, that is received by the Fund from its investment (either directly or indirectly through investment in an underlying fund) in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. Dividends received by the Fund from the Fund's (or underlying funds') investment in REITs generally are not expected to qualify for treatment as qualified dividend income.

      A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

      Dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

      Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. Because the Fund is actively managed and may realize taxable net short-term capital gains by selling shares of a mutual fund in its portfolio with unrealized appreciation, or capital losses that might be disallowed under wash sale rules or recharacterized, investing in the Fund rather than directly in the underlying funds may result in increased tax liability to a shareholder since the Fund must distribute its net realized gains in accordance with the rules described above.

      For purposes of determining the character of income received by the Fund when an underlying fund distributes net capital gain to the Fund, the Fund will treat the distribution as a long-term capital gain, even if the Fund has held shares of the underlying fund for less than one year. Any loss incurred by the Fund on the redemption or other sale of such underlying fund's shares that have a tax holding period of six months or less, however, if it is not disallowed under wash sale rules, will be treated as a long-term capital loss to the extent of the gain distribution received on the shares disposed of by the Fund.

      The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the amount of cash that could have been received instead.

      Dividends the Fund pays to its corporate shareholders that are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of these shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. In certain cases, receipt of dividends that qualify for this deduction may increase a corporate shareholder's liability for the federal alternative minimum tax, or, if these dividends are "extraordinary dividends" under Section 1059 of the Code, result in basis reductions or, to the extent the basis of Fund shares would otherwise be reduced to zero, income inclusions.

      Investors should consider the adverse tax implications of buying Fund shares immediately before a dividend or capital gain distribution. Investors who purchase shares shortly before the record date for such a dividend or distribution will pay a per share price that includes the value of the anticipated dividend or distribution and will be taxable on the dividend or distribution even though such dividend or distribution economically represents a return of a portion of the amount paid to purchase the shares.

      Redemptions (including systematic withdrawals) and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. If a shareholder who has received a capital gain distribution suffers a loss on the redemption or other sale of his or her Fund shares that have a tax holding period of six months or less, the loss on those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received on those shares. Also, any loss realized on a redemption or other sale of fund shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments.

      Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million of more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

      If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future generally including not only stock but also an option to acquire stock such as inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available to ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

      The Fund may be subject to foreign withholding or other foreign taxes imposed by foreign countries with respect to the Fund's investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to qualify to pass such taxes or associated foreign tax credits or deductions through to its shareholders, who consequently are not expected to take them into account on their own tax returns.

      Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currency forward contracts, certain options and futures contracts relating to foreign currency, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its option contracts or futures contracts with respect to stock or securities), may under Treasury regulations that may be promulgated in the future have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

      Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options and futures contracts, foreign currency positions and foreign currency forward contracts. Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the long-term or short-term character of some capital gains and losses realized by the Fund (or, in the case of certain foreign currency options, futures and forward contracts, may cause gains or losses to be treated as ordinary income or loss). The Fund may also be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Additionally, certain of the Fund's losses on transactions involving options, futures, forward contracts, and any offsetting or successor positions in its portfolio, may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to options, futures or forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

      The federal income tax rules applicable to interest rate swaps, caps, floors and collars and currency swaps are unclear in certain respects, and the Fund may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

      Investments in debt obligations that are at risk of or are in default (i.e., junk bonds) present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund if it holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

      The Fund may invest in underlying funds with capital loss carryforwards. If such an underlying fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to the Fund and its shareholders will likely be reduced. Similarly, the Fund may incur net capital losses that it may carry forward for up to eight years following the year of a loss to offset capital gains it may realize in such years.

      Depending upon a shareholder's residence for tax purposes, distributions and the value of Fund shares may also be subject to state and local taxes, or other taxes. Shareholders should consult their own tax advisers regarding the tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

      The Fund is generally required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends and other distributions, including redemption proceeds, paid to individuals and other non-exempt shareholders if
(1) the shareholder fails to furnish the Trust with and to certify his or her correct social security number or other taxpayer identification number, (2) the Internal Revenue Service (the "IRS") or a broker notifies the Trust that the shareholder is subject to withholding or (3) the shareholder fails to certify that he or she is not subject to backup withholding.

      The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as individual retirement accounts and other retirement plans, tax-exempt entities, insurance companies and financial institutions.

      Non-U.S. investors not engaged in a U.S. trade or business with which their fund investment is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the Fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN is on file, 28% backup withholding on certain other payments from the Fund. While the Fund does not expect Fund shares to constitute U.S. real property interests, a portion of the Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, a non-U.S. shareholder may be required to file a U.S. federal income tax return to report such gain and may be subject to U.S. federal withholding tax. Non-U.S. investors should consult their tax advisers regarding such treatment and the applicability of foreign taxes to an investment in the Fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

      Provided that the Fund qualifies as a regulated investment company under the Code, the Fund will also not be required to pay Massachusetts income, corporate excise or franchise taxes.

                          XI. DESCRIPTION OF THE TRUST

      The Trust is an open-end investment company organized as a Delaware statutory trust on November 4, 1998. The Trust currently consists of six series, including the Fund, and may issue additional series and classes.

      All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

      All shares of the Trust have equal voting rights. Approval by the shareholders of a series is effective as to that series whether or not sufficient votes are received from the shareholders of the other to approve the proposal as to those series.

      Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

      Each share of a series represents an equal proportional interest in that series and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as are declared in the discretion of the Board. In the event of the liquidation or dissolution of any series, shareholders of a series are entitled to receive the assets attributable to that series that are available for distribution, and a distribution of any general assets not attributable to a particular series that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

      The Trust Instrument further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

      Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statute or other authority limiting statutory trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of a series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Trust Instrument also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

      Like any venture, there can be no assurance that a series as an enterprise will be successful or will continue to operate indefinitely. If a series cannot be operated in an economically viable manner, the series, without seeking approval of shareholders of the series, may cease operations, which could require you to transfer your investment at an inopportune time.



      The Fund commenced operations on November 20, 2006, after acquiring all of the assets and assuming all of the liabilities of the Predecessor Fund effective as of the close of business on November 17, 2006. The Predecessor Fund commenced operations on December 16, 1996.



ANTI-MONEY LAUNDERING LAWS

      The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

                           XII. ADDITIONAL INFORMATION

      The prospectus and this SAI do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby. Certain portions of the registration statement have been omitted pursuant to the rules and regulations of the SEC. This registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained in the prospectus and this SAI as to the contents of any agreement or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                           XIII. FINANCIAL STATEMENTS

      The information of the Predecessor Fund for the year ended December 31, 2005 has been audited by Tait, Weller & Baker LLP, whose report is included in the Predecessor Fund's annual report along with the Predecessor Fund's financial statements. The Predecessor Fund's annual report is available upon request and without charge from E*TRADE Securities by calling (800) 895-9936 or by email request to kobrengrowth@etrade.com. The Predecessor Fund's annual report is also available on the principal underwriter's website at www.etrade.com. The information of the Predecessor Fund for periods ending prior to December 31, 2005 has been audited by PricewaterhouseCoopers LLP, whose reports expressed an unqualified opinion on the prior years' financial highlights of the Predecessor Fund. The Predecessor Fund's financial statements for the fiscal year ended December 31, 2005 are incorporated herein by reference to the Predecessor Fund's annual report filed with the SEC on February 27, 2006. The Predecessor Fund's financial statements for the six months ended June 30, 2006 are incorporated by reference to the Predecessor Fund's semiannual report filed with the SEC on August 29, 2006.

                                   APPENDIX A
                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATINGS:

LONG-TERM DEBT RATINGS

Aaa - An obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

Aa - An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and Aa comprise what are generally known as high-grade bonds.

A - An obligation rated A is considered upper-medium grade and are subject to low credit risk.

Baa - An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

Ba - An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

B - An obligation rated B is considered speculative and is subject to high credit risk.

Caa - An obligation rated Caa is judged to be of poor standing and is subject to very high credit risk.

Ca - An obligation rated Ca is judged to be highly speculative and is likely in, or very near, default, with some prospect for recovery of principal and interest.

C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

PRIME-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

NOT PRIME - Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S ("S&P") RATINGS:

LONG TERM ISSUE CREDIT RATINGS

AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P - The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* - Continuance of ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R - The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. - Not rated.

COMMERCIAL PAPER

A-1. - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory

A-3. - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

MOODY'S: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."

                                   APPENDIX B1

       E*TRADE FUNDS ("TRUST") AND E*TRADE ASSET MANAGEMENT, INC. ("ETAM")

                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION

      The following are the proxy voting policies and procedures ("Policies and Procedures") adopted by E*TRADE Asset Management, Inc. ("ETAM"), an investment adviser registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") with respect to voting proxy regarding securities held by accounts of those investment advisory clients for whom its exercises discretionary investment management authority. Currently, E*TRADE Funds ("Trust"), a management investment company registered with the SEC under the Investment Company Act of 1940, as amended ("1940 Act"), which consists of multiple separate investment portfolios ("Funds"), is the sole client of ETAM.

      Pursuant to the  investment  management  agreements  between  ETAM and the
Trust, on behalf of each of the Funds, the Board of Trustees of the Trust ("Board") has (1) delegated to ETAM discretionary investment management authority with respect to the management of the Funds' assets (which includes proxy voting authority) and (2) directed that ETAM implement these Policies and Procedures in exercising that authority with respect to the Funds.

II.   GENERAL PRINCIPLES

      ETAM has adopted and implemented these Policies and Procedures as a means to reasonably designed to ensure that it votes any proxy with respect to any security over which ETAM has discretionary proxy voting authority in a prudent manner and solely in the best interest of each of its clients.

      In addition, these Policies and Procedures are designed to ensure ETAM's compliance with Rule 206(4)-6 under the Advisers Act and the Trust's compliance with certain disclosure obligations regarding its proxy voting activities under the 1940 Act ("Proxy Voting Rules") as well as other applicable fiduciary obligations of investment advisers and registered investment companies under rules and regulations adopted by the SEC and discussed in interpretations published by the SEC staff.

III.  PROCESS

      ETAM follows these Policies and Procedures with respect to any proxies it receives with respect to securities held by each of the Funds. ETAM will vote any proxies received by any Fund for which it has sole investment discretion in accordance with the recommendations of a third-party proxy voting services or in manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.

      To the extent that the management of a Fund's portfolio securities is sub-advised by another investment advisory firm, such as World Asset Management ("WAM") (each such firm, a "Sub-Adviser") the Board has (1) reviewed the proxy voting policies and procedures of the Sub-Adviser and (2) approved Investment Sub-Advisory Agreements among the Trust (on behalf of the Funds), ETAM and the relevant Sub-Adviser, which explicitly delegate to the relevant Sub-Adviser proxy voting responsibility with respect to proxies received by that Fund.

IV.   RELEVANT DISCRETIONARY CLIENT ACCOUNTS

      A. EQUITY FUNDS. The "Equity Funds" of the Trust consist of: E*TRADE International Index Fund; E*TRADE Russell 2000 Index Fund; E*TRADE S&P 500 Index Fund; and E*TRADE Technology Index Fund. Under the Investment Management Agreement for each Equity Fund, the Board has delegated to ETAM the authority to vote proxies relating to each Fund's portfolio securities. As noted above, to the extent that the management of an Equity Fund's portfolio securities is sub-advised by a Sub-Adviser, the Board has (1) reviewed the proxy voting policies and procedures of the Sub-Adviser and (2) approved Investment Sub-Advisory Agreements among the Trust (on behalf of the Funds), ETAM and the relevant Sub-Adviser, which explicitly delegate to the relevant Sub-Adviser proxy voting responsibility with respect to proxies received by the Fund. Each Sub-Adviser's proxy voting policies and procedures are attached hereto.

      B. FIXED INCOME  FUNDS.  The "Fixed Income Funds" of the Trust consist of:
E*TRADE California Municipal Money Market Fund; E*TRADE Government Money Market Fund; E*TRADE Money Market Fund; E*TRADE Municipal Money Market Fund; and E*TRADE New York Municipal Money Market Fund. The Fixed Income Funds invest exclusively in fixed income securities, and therefore, are not expected to have the opportunity to vote proxies relating to securities held in their portfolios, except in an unusual circumstance.(1) In the unlikely event that a Fixed Income Fund were to hold a security in its portfolio that required a proxy vote, ETAM will obtain the recommendation of an independent proxy voting service organization (E.G., Institutional Shareholder Services (ISS) or Investor Responsibility Research Center (IRRC)) and vote such proxy in accordance with that recommendation.

--------
(1) For the purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority which may be exercised with respect to a portfolio security.

      C. FUND OF FUNDS. The E*TRADE Asset Allocation Fund is structured as a fund of funds and will invest all of its assets in certain of the Equity Funds or the Fixed Income Funds ("Underlying funds"). The E*TRADE Asset Allocation Fund will be a shareholder in each of the Underlying funds in which it invests. Accordingly, the E*TRADE Asset Allocation Fund, in its capacity as a shareholder in the Underlying funds, may be requested to vote on matters pertaining to the Underlying funds. With respect to such shareholder proposals, the E*TRADE Asset Allocation Fund will vote its shares in each of its Underlying funds in the same proportion as the vote of all other shareholders in that Underlying fund.

V.    PROXY VOTING ADMINISTRATION

      A. PROXY VOTING RECORDS. ETAM, or its agent, maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include:
(1) a copy of all proxy voting policies and procedures used by a Sub-Adviser or other third-party that exercises voting authority or provides voting advice with respect to proxies received by a Fund; (2) a copy of all proxy statements (which may be satisfied by relying on the SEC's EDGAR website or a third-party who has undertaken to provide a copy of such proxy statements promptly upon request);
(3) a record of each vote cast on behalf of a Fund; (4) a copy of any document created by ETAM or a Sub-Adviser that was material to making a decision on how to vote proxies on behalf of a Fund or that memorializes the basis for that decision; and (5) a copy of each written request from the Funds for proxy voting records and any written response from ETAM to any written or oral request for such records. ETAM or its agent will also maintain any documentation related to an identified material conflict of interest.

Proxy voting books and records will be maintained by ETAM or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of ETAM or its agent.

      B. REVIEW AND OVERSIGHT. ETAM will provide for the supervision and periodic review of its proxy voting activities and the implementation of these Policies and Procedures. Because Sub-Advisers have been delegated responsibility for proxy voting for certain of the Funds, the Sub-Advisers will ensure (subject to the review and oversight of ETAM) that proxies are voted on a timely basis. If proxies related to Fund's portfolio securities are received by a Sub-Adviser, the Sub-Adviser will provide ETAM with (1) all information required to verify that such proxies have been voted in a timely and appropriate manner and (2) appropriate records to allow ETAM and the Funds to comply with the Proxy Voting Rules, including the filing of Form N-PX on behalf of each Fund.

      C. REPORTING TO THE BOARD. ETAM and the Sub-Advisers will provide any proxy voting information to the Board on a quarterly basis and will annually certify to the Board that each of them has voted proxies in compliance with these Policies and Procedures.

VI.   BOARD OF TRUSTEES--PROXY SUB-COMMITTEE

      In accordance with the charter of the Board's Compliance Oversight Committee, the Committee may appoint a sub-committee ("Proxy Sub-Committee") for the purpose of providing a Fund's consent to vote in matters in which ETAM or any Sub-Adviser seeks such consent because of a conflict of interest, which might arise in connection with a particular vote, or for other reasons. The Proxy Sub-Committee also may review these Policies and Procedures as well as each Sub-Adviser's proxy voting policies and procedures with respect to the Trust.

VII.  SUB-ADVISER'S PROXY VOTING POLICIES AND PROCEDURES:

      WAM's Proxy Voting  Policies and Procedures are attached hereto as Exhibit
A.

VIII. EFFECTIVENESS

      Adopted by the Trust on May 20, 2003, as amended August 19, 2003 and November 21, 2003.

      Adopted by ETAM on August 19, 2003, as amended November 21, 2003.

                                   EXHIBIT B2

                     KOBREN INSIGHT MANAGEMENT, INC. ("KIM")

                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION

      Unless otherwise specifically agreed to by us in writing, we are not responsible for voting any proxies related to securities which we manage on behalf of our clients. Notwithstanding the foregoing, we are responsible for voting proxies related to securities held by certain mutual funds for which we serve as the investment adviser. All references in these Proxy Voting Policies and Procedures to us voting proxies of our clients are limited solely to those clients for which we have agreed in writing to so vote such proxies.

      Currently, we are responsible for voting proxies only for certain clients that invest in shares of investment companies (e.g., mutual funds and closed-end funds). These Proxy Voting Policies and Procedures are tailored for this purpose, and do not contain guidelines for voting proxies applicable to public operating companies. We will revise these Proxy Voting Policies and Procedures if we in the future accept responsibility for voting proxies applicable to public operating companies.

      Our authority to vote the proxies of certain of our clients is established by our advisory contracts or comparable documents, and these Proxy Voting Policies and Procedures have been tailored to reflect these specific contractual obligations. In addition to requirements of the Securities and Exchange Commission ("SEC") governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set forth in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II.   STATEMENTS OF POLICIES AND PROCEDURES

      A. POLICY STATEMENT. The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a fund soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value.
            Accordingly, we generally vote proxies in accordance with management's recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management's recommendations, in accordance with the guidelines set forth in Part III of these Proxy Voting Policies and Procedures.

      B. CONFLICTS OF INTEREST. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Eric Kobren. Mr. Kobren shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Mr. Kobren may resolve a potential conflict in any of the following manners:

            1. If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part;

            2. We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

            3. We may engage an independent third-party to determine how the proxy should be voted; or

            4. We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

            We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

      C.    LIMITATIONS ON OUR RESPONSIBILITIES

            1. NO RESPONSIBILITY. Unless otherwise specifically agreed to by us in writing, we are not responsible for voting any proxies related to securities which we manage on behalf of our clients. Our policy for not accepting responsibility for voting proxies is described in our Form ADV, which is initially provided to our clients and which we annually offer to be delivered to our clients. Notwithstanding the foregoing, we are responsible for voting proxies related to securities held by certain mutual funds and other clients for which we serve as the investment adviser. All references in these Proxy Voting Policies and Procedures to us voting proxies of our clients are limited solely to those clients for which we have agreed in writing to so vote such proxies.

            2. LIMITED VALUE. We may abstain from voting a client proxy if we conclude that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

            3. UNJUSTIFIABLE COSTS. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

            4.    SPECIAL CLIENT CONSIDERATIONS.

                  a.    MUTUAL FUNDS. We vote proxies of our mutual fund clients
                        subject    to   the   funds'    applicable    investment
                        restrictions.

                  b. ERISA ACCOUNTS. With respect our ERISA clients for whom we have accepted responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

            5. CLIENT DIRECTION. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy voting responsibility in writing. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

      D. DISCLOSURE. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their account manager to make such a request.

      E. REVIEW AND CHANGES. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

      F. DELEGATION. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

      G. MAINTENANCE OF RECORDS. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

III.  FUND PROXY ISSUES

The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Part II of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a fund soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote.

      A. ELECTION OF DIRECTORS OR TRUSTEES. We generally favor the election of directors and trustees of mutual funds in the frequency required by the Investment Company Act of 1940, and we are opposed to staggered election systems for the following reasons: election of directors/trustees based upon classes or staggered terms tends to entrench present management; staggered terms for directors/trustees tend to make the fund and management less responsive to shareholders' interests; and staggered terms might be deemed an anti-takeover measure and, therefore, they may potentially diminish the value of a shareholder's investment with respect to closed-end funds.

            We generally favor independent directors/trustees and independent members of nominating, compensation and audit committees because independence is necessary for the effective functioning of the board and its committees.

            We may consider the following factors when voting on election of directors or trustees of a mutual fund: board structure, director independence and qualifications, and compensation within the fund and the family of funds; and attendance at board and committee meetings.

      B. CONVERTING CLOSED-END FUND TO OPEN-END FUND. We are generally opposed to proposals not supported by a majority of a fund's independent directors/trustees to consider a proposal to convert a closed-end fund to an open-end fund. We may consider the following factors when considering a proposal to convert a closed-end fund to an open-end fund: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; past shareholder activism; board activity; and votes on related proposals.

      C. PROXY CONTESTS. We may consider the following factors related to a proxy contest: past performance; the market in which the fund invests; measures taken by the board to address past shareholder activism; board activity; and votes on related proposals.

      D. INVESTMENT ADVISORY AGREEMENTS. We generally favor proposals related to the approval of an investment advisory agreement that are supported by a majority of the Fund's independent directors/trustees. We may consider the following factors related to approval of an investment advisory agreement: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

      E. PREFERRED STOCK PROPOSALS. We generally favor proposals considering a preferred stock offering. We may consider the following factors when considering a preferred stock proposal: stated specific financing purpose and other reasons management provides for possible dilution of common shares.

      F. 1940 ACT POLICIES. Funds often seek approval to change or adjust their policies based on the investment parameters established under the Investment Company of 1940 Act to allow fund management to take advantage of a greater range of investment tools. We generally favor these types of proposed changes that are recommended by a majority of the fund's independent directors/trustees. In evaluating this type of proposal, we consider the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with current SEC interpretations. We may also consider the following additional factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

      G. CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION. We generally favor proposals changing a fundamental restriction to a non-fundamental restriction to the extent that it decreases unnecessary compliance burdens and is expected to have little impact in the manner in which the fund's portfolio is managed. We may consider the following when evaluating a proposal to change a fundamental restriction to a nonfundamental restriction: the fund's target investments; reasons given by the fund for the change; and the projected impact of the change on the portfolio.

      H. DISTRIBUTION AGREEMENTS. We support proposals regarding distribution arrangements to the extent that such proposals are recommended by a majority of the fund's independent directors/trustees. We may consider the following when evaluating a proposal to approve a distribution agreement: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in the industry. To the extent that we (or our affiliates) receive distribution fees from the fund, we follow of conflict of interest policies set forth in
            Part II of these Proxy Voting Policies and Procedures.

      I. NAMES RULE PROPOSALS. We generally oppose proposals to change a fund's name to the extent that such proposal may materially affect the manner in which the fund's portfolio is managed. We may consider the following when evaluating whether a proposal to change a fund's name: the political and economic changes in the target market; current asset composition; and consolidation in the fund's target market

      J. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. We generally favor proposals to dispose of fund assets, terminate or liquidate a fund that are recommended by a majority of the fund's independent directors/trustees. We may consider the following when evaluating a proposal to dispose of fund assets, terminate, or liquidate the fund: strategies employed to salvage the fund; the fund's past performance; and the terms of the liquidation.

      K. CHANGES TO CHARTER DOCUMENTS. We generally favor proposals to change a fund's charter documents that are recommended by a majority of the fund's independent directors/trustees. We may consider the following when evaluating proposals to change a fund's charter documents:
            degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

      L. CHANGING THE DOMICILE OF A FUND. We generally favor proposals to change the domicile of a fund that are recommended by a majority of the fund's independent directors/trustees. We may consider the following when evaluating a proposal to change the domicile of a fund: regulators of both states; required fundamental policies of both states; and the increased flexibility available.

      M. CHANGE IN FUND'S SUBCLASSIFICATION. We generally favor proposals to change a fund's 1940 Act subclassification as diversified or non-diversified if such a proposal is recommended by a majority of the fund's independent directors/trustees. We may consider the following when evaluating a change in a fund's 1940 Act subclassification as diversified or nondiversified: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

      N. CERTAIN FUND CLIENTS. The following procedures shall apply if our client is a registered investment company (or series thereof) ("Fund Client") that invests its assets in either (a) a master fund in accordance with the requirements of Section 12(d)(1)(E) of the Investment Company Act of 1940 or (b) other registered investment companies (or series thereof) ("underlying funds") in accordance with the requirements of Section 12(d)(1)(F) of the Investment Company Act of 1940:

            Whenever the Fund Client is requested to vote on any proposals submitted to interestholders of its master fund or shareholders of its underlying funds, either (i) the Fund Client shall seek instructions from its shareholders (either by holding a shareholder meeting or by obtaining a written consent) to consider such proposals or (ii) we shall vote the Fund Client's interest in the master fund or shares of the underlying fund, as applicable, in the same proportion as the vote of all other interestholders of such master fund or shareholders of such underlying fund, as applicable. In the case of clause (i), the Fund Client shall cast all of its votes with respect to a proposal in proportion to the votes actually received by the Fund Client from its shareholders with respect to such proposal. Further in the case of clause (i), shares of the Fund Client for which the Fund Client has not received voting instructions from its shareholders with respect to a proposal shall be disregarded by the Fund Client for these purposes so that the Fund Client shall cast all of its votes with respect to the proposal.

Version: May 1, 2003

                                   PROSPECTUS







                                November 20, 2006

                            E*TRADE DELPHI VALUE FUND






[E*TRADE logo appears in lower right corner]

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF E*TRADE BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

LIKE SECURITIES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FACTORS EVERY INVESTOR SHOULD KNOW                                   3

     Investment goal                                                 3

     Principal investments                                           3

     Investment strategy                                             3

     Principal investment risks                                      3

     Summary of past performance                                     4

     Who may want to invest in E*TRADE Delphi Value Fund             6

     Fees and expenses                                               6

MORE ABOUT THE FUND'S STRATEGIES AND INVESTMENTS                     7

INVESTMENT ADVISER AND SUBADVISER                                    8

INVESTMENT AND ACCOUNT POLICIES                                      10

     Calculation of net asset value per share                        10

     How to purchase shares                                          13

     How to exchange/redeem shares                                   13

     Short-term and excessive trading policy                         14

     Closing sub-minimum accounts                                    15

     Signature guarantees                                            15

     Dividends, distributions and taxes                              16

FINANCIAL HIGHLIGHTS                                                 17

FOR MORE INFORMATION                                                 back cover



--------------------------------------------------------------------------------
2                           E*TRADE DELPHI VALUE FUND

                       FACTORS EVERY INVESTOR SHOULD KNOW

INVESTMENT GOAL

o Long term growth of capital.

PRINCIPAL INVESTMENTS

o The Fund invests at least 65% of its assets in equity securities of U.S. companies. The Fund may invest in a mix of large, medium and small capitalization companies. The Fund may invest up to 35% of its assets in securities of foreign issuers, including emerging market issuers.
o Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, partnership interests and equity participations.

INVESTMENT STRATEGY

In  selecting  stocks  for  the  Fund's  portfolio,   Delphi  Management,   Inc.
("Delphi"), the Fund's subadviser, follows a strict value discipline evaluating each company on its own merits.

1. Delphi uses a quantitative model to identify attractive companies that have one or more of the following characteristics:

O  AT LEAST A 15% RETURN ON EQUITY
O  LOW DEBT TO EQUITY RATIOS
O SOUND FINANCIAL CONDITIONS AND CONSERVATIVE ACCOUNTING PRACTICES O GOOD BUSINESSES WITH SUSTAINABLE FRANCHISES

2. Delphi's quantitative model also considers revenues, earnings and free cash flow levels.

  In addition to the quantitative model,
o Delphi utilizes in-person visits or discussions with company management before investing in a company.
o Delphi looks for management that is capable and candid about problems and that has a viable strategic plan.
o Delphi selects for the Fund's portfolio attractive companies that appear to be undervalued by the stock market. The measures of value used by the manager include price to earnings multiples, cash flow multiples and low price-to-liquidation values. These companies may be temporarily out of favor or not closely followed by investors.
o Delphi does not attempt to "time the market."

PRINCIPAL INVESTMENT RISKS

[Picture of bear and bull]

[sidebar] An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You could lose money on your investment in the Fund or the Fund could perform worse than other possible investments if any of the following occurs:

o  The U.S. or a foreign stock market goes down.
o The market favors growth stocks over value stocks or favors companies at a particular capitalization level.
o Prices of the Fund's investments in small-capitalization companies may experience sharper swings in market values because they tend to have limited resources, and these securities can be more difficult to sell than investments in mid- to large-capitalization companies.
o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
o Prices of the Fund's investments in foreign securities go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. These risks are more severe for issuers in emerging market countries.
o The manager's judgments about the attractiveness, value and potential appreciation of a particular company's stock proves to be incorrect.

--------------------------------------------------------------------------------
                                  PROSPECTUS                                   3

                       FACTORS EVERY INVESTOR SHOULD KNOW

[sidebar] Summary of Past Performance

[This section appears in a colored box]

Pursuant to an agreement and plan of reorganization and redomiciliation, the Fund acquired all of the assets and assumed all of the liabilities of the Delphi Value Fund (the "Predecessor Fund") as of the close of business on November 17, 2006 (the "reorganization"). In the reorganization, the Predecessor Fund exchanged all of its assets for shares of the Fund. As a result of the reorganization, the Fund became the accounting successor of the Predecessor Fund. The Fund's performance includes the performance of the Predecessor Fund for the periods from December 23, 1999 (the Predecessor Fund's inception date) though October 31, 2006.

The following bar chart and table may help illustrate the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The bar chart shows the performance of the Fund (currently the performance of the Predecessor Fund for the period from December 23, 1999 through October 31, 2006) for the periods indicated. The table shows how the Predecessor Fund's average annual returns for the periods indicated compare to those of a widely recognized, unmanaged index of common stock prices.

Such performance has not been restated to reflect any differences in expenses. Kobren Insight Management, Inc. served as the investment adviser of the Predecessor Fund. Delphi, the Fund's investment subadviser, also served as the investment subadviser of the Predecessor Fund whose performance is reflected below. The Predecessor Fund benefited from an agreement to limit its expenses. The Fund benefits from a similar agreement, see "Investment Adviser and Subadviser -- Expense Limitation Agreement" (the "Expense Limitation Agreement"). The Fund's and the Predecessor Fund's performance would be lower in the absence of such agreement. The Fund's performance will vary from year to year. The Predecessor Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

[Bar chart showing the calendar year performance of the Predecessor Fund's retail class and institutional class for 1999, 2000, 2001, 2002, 2003, 2004 and 2005, respectively. The plot points are 11.30%, 17.30%, 1.90%, (9.6)%, 32.6%,
12.5% and 6.7%, respectively, for the Fund's retail class and 11.6%, 17.6%, 2.1%, (9.4)%, 33%, 12.9% and 7%, respectively, for the institutional class.]

                                Retail Class              Institutional Class
Best quarterly returns 17.03% in 2nd quarter 2003 17.13% in 2nd quarter 2003 Worst quarterly returns -15.02% in 3rd quarter 2001 -14.87% in 3rd quarter 2001
Year-to-date return       12.82% at October 31, 2006  13.06% at October 31, 2006

--------------------------------------------------------------------------------
4                            E*TRADE DELPHI VALUE FUND

                       FACTORS EVERY INVESTOR SHOULD KNOW

[This section appears in a colored box]
                             AVERAGE ANNUAL RETURNS
               FOR PERIODS ENDED 12/31/05 FOR THE PREDECESSOR FUND

The following table indicates how the Fund's average annual returns for different calendar periods compare to the returns of the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index is an unmanaged stock index that
measures  the   performance  of  those  Russell  Midcap   companies  with  lower
price-to-book ratios and lower forecasted earnings estimates than those companies found on broader market indices. It is not possible to invest in an index. The performance figures shown below represent performance of the Predecessor Fund.


--------------------------------------------------------------------------------------------------------
                                                 1 YEAR        5 YEARS        SINCE         INCEPTION
                                                                            INCEPTION         DATE
--------------------------------------------------------------------------------------------------------
PREDECESSOR FUND * - RETAIL CLASS                                                         12/23/98
--------------------------------------------------------------------------------------------------------
Return before taxes                               6.66%         7.94%         9.86%
--------------------------------------------------------------------------------------------------------
Return after taxes on distributions               5.75%         7.61%         9.53%
--------------------------------------------------------------------------------------------------------
Return after taxes on distributions and           5.55%         6.85%         8.59%
   sale of fund shares
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PREDECESSOR FUND * - INSTITUTIONAL CLASS                                                  12/23/98
--------------------------------------------------------------------------------------------------------
Return before taxes                               6.97%         8.24%         10.17%
--------------------------------------------------------------------------------------------------------
Return after taxes on distributions               6.03%         7.91%         9.82%
--------------------------------------------------------------------------------------------------------
Return after taxes on distributions and           5.80%         7.12%         8.86%
   sale of fund shares
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX
--------------------------------------------------------------------------------------------------------
(Reflects no deduction for taxes, expenses       12.65%        12.20%         11.69%
   or fees)
--------------------------------------------------------------------------------------------------------

* From December 23, 1999, the Predecessor Fund's inception date, through November 17, 2006, the Fund operated as the Delphi Value Fund (the Predecessor
Fund) and was advised by Kobren Insight Management, Inc. ("KIM") and subadvised by Delphi, the Fund's investment subadviser. As of the close of business on November 17, 2006, the Predecessor Fund was reorganized with and into the Fund.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).


--------------------------------------------------------------------------------
                                  PROSPECTUS                                   5

                       FACTORS EVERY INVESTOR SHOULD KNOW

[Picture of people appears in upper left-hand corner]

WHO MAY WANT TO INVEST IN E*TRADE DELPHI VALUE FUND

The Fund may be appropriate for investors:

o Seeking growth of capital.
o With a long-term time horizon and no need for current income.
o Willing to accept stock market risk in exchange for the opportunity to achieve higher long-term returns.

[sidebar] Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of E*TRADE Delphi Value Fund. [This section appears in a colored box]

----------------------------------------------------------------------------------------------------------------------
                                                                                  Retail Class   Institutional Class
----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                                      None               None
Maximum deferred sales charge (load)                                                  None               None
Redemption fee                                                                        None               None
Exchange fee                                                                          None               None

----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management fees                                                                      0.85%              0.85%
Distribution (12b-1) and/or service fees                                             0.25%               None
Other expenses (1)                                                                   0.40%              0.36%
Total annual fund operating expenses (2)                                             1.50%              1.21%
----------------------------------------------------------------------------------------------------------------------

(1) Other expenses are based upon the Predecessor Fund's other expenses for the year ended December 31, 2005 and have been adjusted to reflect the administration fee payable to E*TRADE Asset Management, Inc. ("ETAM").

(2) The Fund is a party to a contractual expense limitation agreement (the "Expense Limitation Agreement") pursuant to which ETAM has agreed to waive or limit its fees and to assume certain other expenses so that, on an annualized basis, the net annual fund operating expenses (other than interest, taxes, brokerage commission, other expenditures that are capitalized in accordance with GAAP and extraordinary fees and expenses not incurred in the ordinary course of business) of the retail class and of the institutional class do not exceed 1.75% and 1.50%, respectively, of average daily net assets through at least April 30, 2008. For the year ended December 31, 2005, actual total fund operating expenses for both the retail class and the institutional class of the Predecessor Fund were below these limitations of 1.75% and 1.50%, respectively. Please see the section of this prospectus titled "Investment Adviser and Subadviser - Expense Limitation Agreement" for further information regarding the Expense Limitation Agreement. There is no guarantee that the Expense Limitation Agreement (or the fee waiver and/or expense reimbursement by ETAM) will continue after April 30, 2008 or will continue at the currently specified levels of net fund expenses.

The example assumes that:

o You  invest  $10,000  in the  Fund  for the  time  periods  indicated;
o Your investment  has a 5% return each year;
o The Fund's  gross  operating  expenses remain the same; and
o You redeem your investment at the end of each period.

[sidebar] This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                               Retail Class      Institutional Class
                    1 year          $153                   $123
                   3 years          $474                   $384
                   5 years          $818                   $665
                  10 years        $1,791                 $1,466


--------------------------------------------------------------------------------
6                            E*TRADE DELPHI VALUE FUND

                MORE ABOUT THE FUND'S STRATEGIES AND INVESTMENTS

                               DEFENSIVE INVESTING

The Fund may depart from its principal investment strategies by taking temporary defensive positions in debt securities in response to adverse market, economic or political conditions for up to 100% of the portfolio. These securities may be of any maturity or duration and may be issued by the U.S. Government or any of its agencies, foreign governments, supranational entities such as the World Bank and U.S. and foreign companies. Defensive investing may prevent the Fund from achieving its goal of capital growth. The Fund could give up potential gains and minimize losses while defensively invested.

                           THE FUND'S INVESTMENT GOAL

The Board of Trustees may change the Fund's investment goal without obtaining the approval of the Fund's shareholders. The Fund might not succeed in achieving its goal.

                    ADDITIONAL INVESTMENTS AND RELATED RISKS

The Fund could lose money or underperform for the reasons listed in the "Principal Investment Risks" section or for the following additional reasons:

o INTEREST RATE RISK - If interest rates go up, bond prices and the value of the Fund's investments in fixed income securities could go down.
o CREDIT RISK - An issuer of a debt security or OTC derivative contract could default on its obligation to pay principal and interest, or a rating organization could downgrade the credit rating of the issuer.
o LEVERAGE RISK - If the Fund enters into derivative contracts, the Fund may suffer disproportionately heavy losses relative to the amount of its investment. Leverage can magnify the impact of poor investment decisions.
o CORRELATION RISK - Changes in the value of the Fund's derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.
o LIQUIDITY AND VALUATION RISKS - Securities that were liquid when purchased by the Fund may become temporarily or permanently illiquid and difficult to value, especially in declining markets.

                              DERIVATIVE CONTRACTS

The Fund may, but is not required to, use derivative contracts for any of the following purposes:

o To seek to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing stock market prices or currency exchange rates.
o  As a substitute for purchasing or selling securities or foreign currencies.
o To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.
o In non-hedging situations, to attempt to profit from anticipated market developments.

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

                               PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). In addition, by clicking on "E*TRADE Delphi Value Fund" and then "Prospectuses and Reports" and then "E*TRADE Delphi Value Portfolio" on the Fund's website wWW.KOBREN.COM/FUNDS), you may obtain a full listing of the Fund's portfolio as of the most recent month end. Such information is generally made available 30 days after month end. Once posted, the above information will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form NQ for the period that includes the date as of which the information is current. The Fund may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.


--------------------------------------------------------------------------------
                                  PROSPECTUS                                   7

                        INVESTMENT ADVISER AND SUBADVISER

                     ADVISER: E*TRADE ASSET MANAGEMENT, INC.

[E*TRADE logo appears in upper left-hand corner]

E*TRADE Asset Management, Inc. ("ETAM") is the Fund's investment adviser. ETAM is a wholly-owned subsidiary of E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL") and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM also provides investment management services for the other funds in the E*TRADE Family of Funds. As of September 30, 2006, ETAM managed approximately $550 million.

Subject to the supervision of the Board of Trustees ("Board") of E*TRADE Funds (the "Trust"), ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund. Pursuant to the investment advisory agreement, the Fund has agreed to pay ETAM a monthly advisory fee at the annual rate of 0.85% of the Fund's average daily net assets. Prior to the reorganization of the Predecessor Fund into the Fund, the Fund (when it was the Predecessor Fund) paid Kobren Insight Management, Inc., the Fund's former investment adviser, a monthly advisory fee at the annual rate of 1.00% of the Fund's average daily net assets. As Administrator for the Fund, ETAM will also receive an administrative services fee of 0.15% of the Fund's average daily net assets.


                       SUBADVISER: DELPHI MANAGEMENT, INC.

[Delphi Logo appears in upper left-hand corner]

ETAM has engaged Delphi as the Fund's subadviser. Delphi is located at 50 Rowes Wharf, Boston, Massachusetts 02110. Delphi served as the Predecessor Fund's investment subadviser since such fund's inception in 1998. Under the supervision of ETAM and the Board, Delphi makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. Scott M. Black is the Fund's portfolio manager and has been the Predecessor Fund's portfolio manager since such fund's inception. Mr. Black is and has been the President and controlling shareholder of Delphi since 1983. Since 1980, Delphi (and its predecessor firm) has limited its management services to institutional investors, including pensions, endowments and high net worth individuals. As of September 30, 2006, Delphi managed approximately $1.6 billion in assets.

ETAM pays Delphi a monthly subadvisory fee at the annual rate of 0.50% of the Fund's average daily net assets. The Fund is not responsible for paying Delphi's subadvisory fee.

ETAM and the Fund may seek an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by the Fund's shareholders, to (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements provided any such action with respect to an agreement with a sub-adviser that is an affiliated person of ETAM of the Funds would require approval by the Fund's shareholders; and (c) terminate and replace investment sub-advisers. Under the exemptive order, ETAM, subject to Board oversight, would be permitted to continue to have the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order would be granted if sought. The SEC proposed in October 2003 a rule which would permit the engagement and termination of investment sub-advisers without shareholder approval and without the need for exemptive relief but the proposed rule has not yet been adopted.

Additional  information  about  the  portfolio  manager's  compensation,   other
accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund is available in the SAI.

The Board's basis for its approval of the investment advisory agreement and subadvisory agreement will be

--------------------------------------------------------------------------------
8                            E*TRADE DELPHI VALUE FUND

                        INVESTMENT ADVISER AND SUBADVISER

available in the Fund's annual report to be dated December 31, 2006. The basis for the Predecessor Fund's board of trustees' most recent approval of the investment advisory and subadvisory agreements applicable to the Predecessor Fund is currently available in the Predecessor Fund's annual report dated December 31, 2005.

                            DISTRIBUTION ARRANGEMENTS

The Fund has adopted a plan under rule 12b-1 for the retail class shares of the Fund. The plan allows the Fund to use part of the Fund's assets (up to 0.25% of its average daily net assets) for the sale and distribution of its shares, including advertising, marketing and other promotional activities. Because these fees are paid out of fund assets, over time these fees will increase the cost of your investment on an ongoing basis and may cost you more than paying other types of sales charges.

                                  ADMINISTRATOR

ETAM also serves as the Fund's administrator. In this capacity, ETAM is responsible for the business affairs and other administrative matters of the Fund. ETAM is entitled to receive an administrative services fee at an annual rate equal to 0.15% of the average daily net assets of the Fund.

                          EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Fund, ETAM has entered into an Expense Limitation Agreement with the Fund pursuant to which ETAM has agreed to waive or limit its fees and assume certain other expenses of the Fund so that the total annual operating expenses of the retail class and the institutional class of the Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary fees and expenses not incurred in the ordinary course of the Fund's business) are limited to 1.75% and 1.50%, respectively, of such classes' average daily net assets through at least April 30, 2008. For the year ended December 31, 2005, actual total operating expenses for both the retail class and the institutional class of the Predecessor Fund were below these limitations of 1.75% and 1.50%, respectively.

There is no guarantee that the Expense Limitation Agreement will continue after April 30, 2008. If ETAM were in the future to waiver or limit its fees or to assume expenses of the Fund pursuant to the Expense Limitation Agreement, the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratios of the retail class and the institutional class of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund would be made unless (i) the Fund's total annual expense ratio of each class is less than the applicable percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled would equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM, if any, and (ii) all other payments, if any, previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.


--------------------------------------------------------------------------------
                                  PROSPECTUS                                   9

                         INVESTMENT AND ACCOUNT POLICIES

[Picture depicting a calculator appears in upper left-hand corner]

[sidebar] The Fund calculates its NAV every business day.

                    CALCULATION OF NET ASSET VALUE PER SHARE

The Fund calculates the net asset value per share (NAV) for each class at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for regular trading. The Fund's NAV will not be calculated on the days on which the New York Stock Exchange is closed for regular trading, such as on regular national holidays. If the New York Stock Exchange closes early, the time for calculating NAV and the deadlines for share transactions will be accelerated to the earlier closing times.

The Fund's portfolio securities are valued on the basis of either market quotations or official closing prices or, if market quotations or official closing prices are not readily available or are determined not to accurately reflect the current value of the securities, or at fair value, as determined in good faith under procedures established by the Board, which may include the use of pricing services. Fair value means estimating a security's value at other than the market quotation when a security's official closing price or market quotation is not available or considered unreliable. Fair value pricing may cause the price used by the Fund to be different than other funds' pricing derived from market quotations and different than the value realized upon such security's sale.

                             PURCHASING FUND SHARES

Individuals, institutions, companies and authorized fiduciaries may buy shares of the Fund without a sales charge at the NAV next calculated after the order has been received in proper form.

                             CHOOSING A SHARE CLASS

The Fund offers two share classes, each with its own expense structure. The retail class has a 12b-1, or marketing, fee. The fee allows the Fund to pay for certain activities and expenses intended primarily to result in the sale of the retail class shares of the Fund. The institutional class, available only to qualified investors, does not have a marketing fee, but has substantial initial and ongoing minimum investment levels.

                          TAX-DEFERRED RETIREMENT PLANS

Both traditional IRAs and Roth IRAs are offered directly through the Fund. The following retirement plans are available through the mutual fund networks listed on page 12.

o  Keough  plans  for  self-employed  individuals.
o  SEP and  SARSEP  plans  for corporations.
o Qualified pension and profit-sharing plans for employees, including 401(k) plans and 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations.
--------------------------------------------------------------------------------
10                           E*TRADE DELPHI VALUE FUND

                         INVESTMENT AND ACCOUNT POLICIES

                             WIRE AND ACH TRANSFERS

The Fund currently imposes no fee for wire and Automated Clearing House (ACH) transfers of purchase payments and redemption proceeds. However, the Fund's custodian may charge a fee in the future.

                             TELEPHONE TRANSACTIONS

The Fund has procedures designed to verify that telephone instructions are genuine. If the Fund follows these procedures, it will not be liable for any losses caused by acting on unauthorized telephone instructions.

[The following section appears in a colored box]

                           MINIMUM INVESTMENT AMOUNTS

The following minimum investment  requirements  apply to initial purchases:

TYPE OF ACCOUNT               RETAIL      INSTITUTIONAL
Regular  accounts             $2,500      $1 million
IRAs (traditional  and Roth)  $2,000      N/A
Through the  following  fund
networks  (see page 12)       $2,500      $1 million

Subsequent Investments: There is a $250 minimum for retail class (no minimum for institutional class).

Institutional Class: The minimum investment requirement for the institutional class is $1 million. For investors purchasing through registered investment advisers, institutions such as trusts or foundations or other qualified investors purchasing through an omnibus account, shareholder purchases may be aggregated to meet this minimum. The minimum does not apply to employees of ETAM and its affiliates and their immediate families, clients of Delphi and ETAM and its affiliates and employees of Delphi and their immediate families, the Board and the board of trustees of the Predecessor Funds.

Retail and Institutional Classes: You can get prospectuses, sales literature and applications from the Fund's distributor, E*TRADE Securities, LLC, at the address and telephone number listed on the back cover of this prospectus. The Fund and its distributor may reject or cancel all or part of an order to buy or exchange fund shares for any reason. The Fund may be closed to new investors, temporarily or permanently, without advance notice to investors. Fund officers have discretion to waive or reduce any of the minimum investment requirements.


--------------------------------------------------------------------------------
                                  PROSPECTUS                                  11

                         INVESTMENT AND ACCOUNT POLICIES

[This section appears in a colored box]
METHOD OF PURCHASE                                   PURCHASE PROCEDURES

BY CHECK [Picture of a check appears here]

OPEN AN ACCOUNT
o To open an account and make an initial investment in retail class shares, send check in an amount no less than $2,500 ($2,000 for IRAs) and account application to the address shown below. The initial minimum investment in institutional class shares is $1 million.
o  An account application is included with this prospectus.

ADD TO AN ACCOUNT
o Send a check ($500 minimum for retail class shares; no minimum for institutional class shares) with your account name and number to permit proper crediting. You can use the deposit slip attached to the bottom of all account statements.
o  If you are adding to an IRA account, please note the contribution year.

ALL PURCHASES
o Your checks must be drawn on a U.S. bank or savings institution and should be made payable to [E*TRADE Delphi Value Fund.]
o If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses to the Fund, its distributor or its transfer agent.

BY WIRE [Picture of a bank appears here]

OPEN AN ACCOUNT
o To purchase shares by wire, call customer service for instructions at the number shown below.
o Be prepared to give the name in which the account will be opened, the address, telephone number and taxpayer identification number for the account and the name of the bank that will wire the purchase payment.
o You will be assigned a new account number. You should write this number on, and complete, an account application, which must be sent promptly to the address shown below.
o Your purchase order will not take effect until both the wire and the purchase order are received by the Fund.
o You will be able to redeem shares of the Fund, but not receive the proceeds, before the Fund has received your completed account application form. Also, if a signed application form is not received within 60 days, your account will be subject to backup tax withholding.

ADD TO AN ACCOUNT
o When you purchase more shares by wire, provide your fund name, account name and account number to permit proper crediting.
o To receive timely credit, you must call and tell customer service that your bank is sending a wire.

BY AUTOMATED CLEARING HOUSE TRANSFER (ACH)

o If you want to purchase shares for non-retirement accounts via electronic funds transfer, check this option in section 5 of your account application.
o  Call customer service before 4:00 p.m. Eastern time.

BY AUTOMATIC INVESTMENT PLAN [Picture of a calendar appears here]

o After your initial investment, you can make automatic monthly, quarterly or annual purchases (on the day you choose in advance) of $100 or more.
o To use this plan, complete sections 5 and 6 of the application. You can change the purchase amount or terminate the plan at any time by notifying the Fund in writing.

THROUGH BROKER-DEALERS AND FUND NETWORKS

o Contact your broker or dealer to find out about its procedures for processing orders to purchase fund shares. Purchase orders received by your broker or dealer or its authorized agent prior to the time at which the Fund calculates its NAV (generally 4:00 p.m. Eastern time) on any business day receive that day's NAV. Your broker or dealer is responsible for promptly transmitting properly completed orders to the Fund's transfer agent.
o The Fund's retail class may also be purchased with no transaction fee through the following fund networks (a transaction fee applies to institutional class purchases) subject to the policies of such networks and any other fees disclosed to customers by such networks:

o   E*TRADE Securities, LLC            800-387-2331           www.etrade.com
o   Fidelity Investments               800-544-6666           www.fidelity.com
o   Charles Schwab & Co., Inc.         800-435-4000           www.schwab.com
o   TD Waterhouse Securities           800-934-4448        www.tdsecurities.com

[This section appears in a box]

SEND MAIL TO:     E*TRADE Securities, LLC
                  P.O. Box 9830
                  Providence, RI 02940


CALL:             Customer Service: toll-free at 800-895-9936
                  Business Days: 9 a.m. - 8 p.m. Eastern time

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

--------------------------------------------------------------------------------
12                           E*TRADE DELPHI VALUE FUND

                         INVESTMENT AND ACCOUNT POLICIES

[This section appears in a colored box]
METHOD OF EXCHANGE                          EXCHANGE PROCEDURES

ALL EXCHANGES [Picture of a dollar sign with arrow pointing to upper right appears here]

o You may exchange shares of the Fund for shares of E*TRADE Kobren Growth Fund at the NAV of the Fund next determined after receipt of your exchange request. Exchanges are not permitted between the Fund and any other E*TRADE Fund.
o Exchanges must meet the applicable minimum initial investment requirements for E*TRADE Kobren Growth Fund.
o To protect other shareholders of the Fund, the Fund may cancel the exchange privileges of any person that, in the opinion of the Fund, is using market timing strategies or making more than four exchanges per owner or controlling person per calendar year. The Fund will cancel the exchange privileges of any investor who, in the opinion of the Fund, is using market timing strategies or makes more than two redemptions out of the Fund of $10,000 or more within 60 days of a purchase, including an exchange. The Fund may also close the accounts of shareholders whose exchange privilege has been cancelled. Please see "Short-Term and Excessive Trading Policy" on page 14 for more details.
o The Board may change or terminate the exchange privilege on 60 days' prior notice to shareholders.

BY MAIL [Picture of an envelope appears here]

o  Send a written exchange request to the address shown below.
o Your request must state the number of shares or dollar amount to be exchanged, both funds' names and the applicable account numbers for both funds.
o The request must be signed exactly as your name appears on the account registration.

BY TELEPHONE [Picture of a telephone appears here]

o  Call customer service at the toll-free number shown below.
o If you are unable to execute a telephone exchange (for example during times of unusual market activity), you should consider requesting an exchange by mail.

METHOD OF REDEMPTION                        REDEMPTION PROCEDURES


BY MAIL [Picture of an envelope appears here]

o You may redeem shares of the Fund by sending a written redemption request to the Fund at the address shown below.
o Your request must state the number of shares or dollar amount to be redeemed and the applicable account number.
o The request must be signed exactly as your name appears on the account registration.
o If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by one of the eligible medallion programs listed under "Signature Guarantees" on page 15. Shareholders that are corporations, partnerships, trusts, estates or other organizations may be required to provide documents evidencing that a request to redeem shares or change a designated bank or brokerage account has been properly authorized.
o If you want redemption proceeds deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application, you should specify this in your written redemption request. Call customer service for more information about ACH transfers.

BY TELEPHONE [Picture of a telephone appears here]

o  To redeem by telephone, call customer service at the number shown below.
o You can request that redemption proceeds be deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application.

THROUGH BROKER-DEALERS AND FUND NETWORKS

o Contact your broker or dealer to find out about its procedures for processing orders to redeem fund shares. Redemption orders received by your broker or dealer or its authorized designee prior to the time at which the Fund calculates its NAV (generally 4:00 p.m. Eastern time) on any business day receive that day's NAV. Your broker or dealer is responsible for promptly transmitting properly completed orders to the Fund's transfer agent and may charge a transaction fee for this service.

SYSTEMATIC WITHDRAWAL PLAN [Picture of a calendar appears here]

o If shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount. There is no charge for this service.
o  Call customer service at the number shown below for more information.

[This section appears in a box]

SEND MAIL TO:     E*TRADE Securities, LLC
                  P.O. Box 9830
                  Providence, RI 02940

CALL:             Customer Service: toll-free at 800-895-9936
                  Business Days: 9 a.m. - 8 p.m. Eastern time


--------------------------------------------------------------------------------
                                  PROSPECTUS                                  13

                         INVESTMENT AND ACCOUNT POLICIES

                              REDEEMING FUND SHARES

[sidebar] You may redeem shares of the Fund on any business day at the NAV next calculated after the receipt of your redemption request in proper form.

Redemption proceeds are usually sent on the business day after the effective date of a redemption. However, the payment of redemption proceeds for shares purchased by check will be delayed until after the check has cleared, which may take up to 15 days. Under unusual circumstances, the Fund may suspend redemptions, if allowed by the Securities and Exchange Commission, or postpone payment.

Redemption proceeds are paid by wire or, at your request, ACH transfer to the bank or brokerage account designated on your account application. If you have not designated an account or if it is impossible or impractical to wire redemption proceeds, they will be sent by mail to your record address. You may change your designated account by sending to the address on the previous page a written request or supplemental telephone redemption authorization form (available from customer service) that has been signature guaranteed by an eligible medallion program listed under "Signature Guarantees" on page 15.

While it is intended that all sales proceeds will be paid in cash, the Fund reserves the right to satisfy redemption requests in the form of certain marketable securities held in the Fund's portfolio. This is called a `redemption-in-kind.' An investor who receives a redemption-in-kind may need to pay transaction costs, such as brokerage commissions, and may incur tax liability when the in-kind securities are sold by that investor.

                     SHORT-TERM AND EXCESSIVE TRADING POLICY

Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses for all fund shareholders. The Board of Trustees has adopted a policy with respect to short-term and excessive trading. The Fund is not intended for market timing or excessive trading. To deter such activities, the Fund or its agents will temporarily or permanently suspend or terminate, without any prior notice, purchase and exchange privileges of any investor who makes more than two redemptions, including by exchange, out of the Fund of $10,000 or more within 60 days after a purchase, and bar, without any prior notice, future purchases of the Fund by such an investor, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. This trading policy also applies to any pair of transactions involving a purchase of shares of any one fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same fund. In addition, the Fund or its agents may also reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, and shall reject such purchase orders that the Fund or its agents believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers will be revoked or cancelled by the Fund on the next business day after receipt of the order.

Systematic purchase and redemption transactions are exempt from this policy. In addition, the Fund may exempt from this policy redemption transactions that result from certain hardships, including redemptions resulting from a shareholder's death or disability and minimum required distributions from retirement accounts. This policy may be modified for accounts held by certain retirement plans to conform to plan trading limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These trading limits are subject to the Fund's ability to monitor trading activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In applying this policy, the Fund considers the information available to them at the time and may consider trading done in multiple accounts under common ownership, control or influence.

--------------------------------------------------------------------------------
14                           E*TRADE DELPHI VALUE FUND

                         INVESTMENT AND ACCOUNT POLICIES


LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to the Fund. The Fund does not believe that it presents market-timing risks that are different from those associated with other similar funds that invest primarily in equity securities of U.S. issuers.

                          CLOSING SUB-MINIMUM ACCOUNTS

The Fund may close your retail class account if, for reasons other than market losses, the value of your shares falls below $1,000, or any other minimum set by the Fund's trustees. The Fund may convert your institutional class shares to retail class shares if the value of your account as a result of share redemptions falls below $250,000. After the Fund notifies you of its intention to close your retail class account or convert your institutional shares, you will have 60 days to bring the account back to the minimum level.

                              SIGNATURE GUARANTEES

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

--------------------------------------------------------------------------------
                                  PROSPECTUS                                  15

                         INVESTMENT AND ACCOUNT POLICIES

[sidebar] The Fund declares and pays dividends  according to the schedule below.

[This section appears in a colored box]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Redemptions (including under the systematic withdrawal plan) and exchanges of fund shares are taxable events on which you may recognize capital gain or loss. Dividends and distributions are also taxable, as described in the chart below, whether they are received in additional shares or cash.

[sidebar] Dividends are paid in additional shares of the Fund unless you elect to receive them in cash.

------------------------------------------------------------------------------------------------------------
Type of Distribution                          Declared and Paid    Federal Tax Status
------------------------------------------------------------------------------------------------------------
Dividends from net investment income,             Annually         Taxable as ordinary income.
other than "qualified dividend income"(1)
------------------------------------------------------------------------------------------------------------
Distributions of short-term capital gain          Annually         Taxable as ordinary income.
------------------------------------------------------------------------------------------------------------
Distributions of long-term capital gain           Annually         Taxable at long-term capital gain rates.
and qualified dividend income(2)
------------------------------------------------------------------------------------------------------------

(1) As defined in Section 1(h)(11)(B) of the Internal Revenue Code of 1986, as amended.
(2) In order to be taxed at long-term capital gains rates on qualified dividend income, individual shareholders must meet certain holding period requirements with respect to their fund shares. Current tax law generally provides for a maximum rate for individual taxpayers of 15% on long-term capital gains and certain qualified dividends on corporate stock. In the absence of further legislation, these rate reductions are currently scheduled to expire for tax years beginning after December 31, 2010. These regulations do not apply to corporate taxpayers.

You should generally avoid investing in the Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on dividends or distributions that are economically equivalent to a partial return of your investment.

You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.

An exchange of the Fund's shares for shares of the E*TRADE Kobren Growth Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal and state income taxes.

Every January, the Fund will send you information about the Fund's dividends and
distributions   during  the  previous   calendar   year.   Most  of  the  Fund's
distributions are expected to be capital gains.

If you do not provide the Fund with a correct taxpayer identification number and required certifications, or if the Fund is legally required to do so, you may be subject to federal backup withholding tax.

--------------------------------------------------------------------------------
16                           E*TRADE DELPHI VALUE FUND

                              FINANCIAL HIGHLIGHTS

                            E*TRADE DELPHI VALUE FUND

The financial highlights tables are to help you understand the Fund's financial performance (including when it was the Predecessor Fund) for the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker LLP, whose report is included in the Predecessor Fund's annual report along with the Predecessor Fund's financial statements. The annual report, which expressed an unqualified opinion, is available upon request and without charge. The information for periods ending prior to December 31, 2005 has been audited by PricewaterhouseCoopers LLP, whose reports expressed an unqualified opinion on the prior years' financial highlights. The information for the period ended June 30, 2006 is unaudited.

The information presented in the tables below reflects the financial and performance history of the Predecessor Fund.



                                                                                RETAIL CLASS SHARES
                                                                                 FOR THE YEAR ENDED
                                              --------------------------------------------------------------------------------------
                                              12/31/2005         12/31/2004          12/31/2003          12/31/2002       12/31/2001
                                 FOR THE      ----------         ----------          ----------          ----------       ----------
                                  SIX
                                 MONTHS
                                 ENDED
                                6/30/06
Net asset value -
   beginning of period        $   17.32         17.23           $  15.79           $   11.91            $    13.18        $   13.00
Net investment income
   (loss)                          0.04          0.02              (0.05)              (0.03)                (0.02)           (0.02)
Net realized and
   unrealized gain (loss)
   on investments                  1.11          1.12               2.04                3.91                 (1.25)            0.27
                                              --------          ---------          ----------           -----------       ----------
Net increase (decrease) in
   net assets resulting
   from investment
   operations

                                   1.15          1.14               1.99                3.88                 (1.27)            0.25

Distributions from net
   investment income                 --         (0.03)                 -                   -                     -                -
Distributions from net
   realized gains on
   investments                       --         (1.02)             (0.55)                  -                     -            (0.07)
                                              --------          ---------          ----------           -----------       ----------
Total distributions                  --         (1.05)             (0.55)                  -                     -            (0.07)

Net asset value - end of
   period                     $   18.47         17.32           $  17.23           $   15.79            $    11.91        $   13.18
                                              ========          =========          ==========           ===========       =========

Total return (a)                  6.64%(b)      6.66%             12.52%              32.58%               (9.64)%            1.90%
                                              ========          =========          ==========           ===========       =========


RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period
   (in 000's)                 $  53,579       $65,959           $ 65,446           $  61,197            $   43,808        $  44,744
Ratio of net investment
   income (loss) to
   average net assets             0.33%         0.13%            (0.28)%             (0.21)%               (0.13)%          (0.12)%
Ratio of operating
   expenses to average
   net assets  before
   fees waived  and/or
   expenses
   reimbursed by
   investment adviser
   and administrator              1.55%         1.57%              1.58%               1.64%                 1.63%            1.64%

Ratio of operating
   expenses to average net
   assets after waivers
   and/or expense
   reimbursements
                                  1.55%         1.57%              1.58%               1.64%                 1.63%            1.64%
Portfolio turnover rate             11%(b)        22%                31%                 22%                   23%              29%

--------------------------------------------------------------------------------
(a) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
(b) Not Annualized.


--------------------------------------------------------------------------------
                                  PROSPECTUS                                  17

                              FINANCIAL HIGHLIGHTS


                                                                                INSTITUTIONAL CLASS SHARES
                                                                                      FOR THE YEAR ENDED
                                              --------------------------------------------------------------------------------------
                                              12/31/2005         12/31/2004          12/31/2003          12/31/2002       12/31/2001
                                 FOR THE      ----------         ----------          ----------          ----------       ----------
                                  SIX
                                 MONTHS
                                 ENDED
                                6/30/06
  Net asset value -
    beginning of period       $   17.61         17.49           $  15.98           $   12.02            $    13.26        $   13.05

  Net investment income            0.05          0.07                  -                0.01                  0.02             0.02
  Net realized and
    unrealized gain (loss)
    on investments                 1.14          1.15               2.06                3.95                 (1.26)            0.26
                                              --------          ---------          ----------           -----------       ----------
  Net increase (decrease) in       1.19          1.22               2.06                3.96                 (1.24)            0.28
    net assets resulting
    from investment
    operations

  Distributions from net
    investment income                --         (0.08)                 -                   -                     -               -
  Distributions from net
    realized gains on
    investments                      --         (1.02)             (0.55)                  -                     -            (0.07)
                                              --------          ---------          ----------           -----------       ----------
  Total distributions                --         (1.10)             (0.55)                  -                     -            (0.07)
  Net asset value - end of
    period                    $   18.80         17.61           $  17.49           $   15.98            $    12.02        $   13.26
                                              ========          =========          ==========           ===========       =========

  Total return (a)                6.76%(b)      6.97%             12.87%              32.95%               (9.35)%            2.12%
                                              ========          =========          ==========           ===========       =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

  Net assets, end of period
    (in 000's)                $  79,102        58,561           $ 55,390           $  45,179            $   33,596        $  27,938
  Ratio of net investment
    income to average net
    assets                       0.062%         0.42%              0.02%               0.08%                 0.17%            0.18%
  Ratio of operating
    expenses to average net
    assets before fees
    waived and/or expenses
    reimbursed by investment
    adviser and administrator     1.26%         1.28%              1.28%               1.35%                 1.33%            1.34%

  Ratio of operating
    expenses to average net
    assets after waivers
    and/or expense
    reimbursements
                                  1.26%         1.28%              1.28%               1.35%                 1.33%            1.34%
  Portfolio turnover rate           11%(b)        22%                31%                 22%                   23%              29%

--------------------------------------------------------------------------------
(a) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
(b) Not Annualized.


--------------------------------------------------------------------------------
18                           E*TRADE DELPHI VALUE FUND

INVESTMENT ADVISER .........................E*TRADE Asset Management, Inc.
                                            4500 Bohannon Drive
                                            Menlo Park, California 94025
                                            Toll-free: 800-895-9936

ADMINISTRATOR ..............................E*TRADE Asset Management, Inc.

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM .....................Tait, Weller & Baker LLP


TRANSFER AGENT .............................PFPC Inc.
                                            Toll-free: 800-895-9936

DISTRIBUTOR ................................E*TRADE Securities, LLC
                                            P.O. Box 9830
                                            Providence, RI 02940
                                            800-895-9936

CUSTODIAN ..................................PFPC Trust Company



--------------------------------------------------------------------------------
                                  PROSPECTUS                                   3

                              FOR MORE INFORMATION

  For individuals who want more information about E*TRADE Delphi Value Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL
REPORTS Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. Since the Fund has only recently commenced operations, these reports have not yet been generated. However, the Predecessor Fund's 2005 annual and semiannual reports to shareholders for the period ended June 30, 2006 contain a discussion of the market conditions and investment strategies that significantly affected the Predecessor Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund. The SAI is legally part of the prospectus and is incorporated into this prospectus by reference.

CONTACTING THE PRINCIPAL DISTRIBUTOR
The Fund's shareholder reports will be, and the Predecessor Fund's shareholder reports are, available on the Fund's website. The SAI is available on the principal distributor's website at www.etrade.com. Investors may request other information and discuss questions about the Fund by contacting the Fund's principal distributor at:

                Address:  E*TRADE Securities, LLC
                          P.O. Box 9830
                          Providence, RI 02940
              Telephone:  (800) 895-9936
                 E-mail:  DELPHIVALUE@ETRADE.COM
               Internet:  WWW.ETRADE.COM

CONTACTING THE SECURITIES AND EXCHANGE COMMISSION
Individuals can review and copy the Fund's reports and SAI at the Public Reference Section of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. Investors can get text-only copies:


o For a fee, by writing to the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.
o Free from the Securities and Exchange Commission's Internet website at www.sec.gov.

Investment Company Act File No: 811-09093

                                  E*TRADE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                            E*TRADE DELPHI VALUE FUND

                                NOVEMBER 20, 2006


This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the prospectus of E*TRADE Delphi Value Fund (the "Fund"), a series of E*TRADE Funds (the "Trust"), dated November 20, 2006. The Statement of Additional Information should be read in conjunction with the Fund's prospectus. The Fund's prospectus may be obtained by writing to the Trust at E*TRADE Securities, LLC, P.O. Box 1542, Merrifield, VA 22116-1542 or by telephoning the Trust toll free at 800-895-9936. You can also obtain a copy of the Fund's prospectus at WWW.KOBREN.COM/FUNDS. Terms not otherwise defined herein have the same meaning as in the prospectus.

                                TABLE OF CONTENTS

                                                                                                         PAGE
                                                                                                         ----
   I.  HISTORY OF THE FUND.................................................................................1
  II.  FURTHER INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS...........................................1
 III.  INVESTMENT RESTRICTIONS............................................................................11
  IV.  DISCLOSURE OF PORTFOLIO HOLDINGS...................................................................12
   V.  MANAGEMENT OF THE TRUST AND THE FUND
       A.     Trustees and Officers.......................................................................14
       B.     Code of Ethics..............................................................................19
       C.     Proxy Voting Policies and Procedures........................................................19
       D.     Control Persons and Principal Holders of Securities.........................................19
       E.     Investment Adviser..........................................................................20
       F.     Investment Subadviser.......................................................................21
       G.     Administrator...............................................................................21
       H.     Expense Limitation Agreement................................................................22
       I.     Portfolio Managers..........................................................................22
       J.     Principal Underwriter and Distribution Plan.................................................24
       K.     Sub-Administrator, Transfer Agent and Dividend Paying Agent and Custodian...................25
       L.     Independent Registered Public Accounting Firm...............................................25
       M.     Counsel.....................................................................................26
  VI.  PURCHASE, REDEMPTION AND DETERMINATION OF NET ASSET VALUE..........................................26
 VII.  IN-KIND REDEMPTIONS................................................................................26
VIII.  PORTFOLIO TRANSACTIONS.............................................................................26
  IX.  PERFORMANCE INFORMATION............................................................................28
   X.  DIVIDENDS, DISTRIBUTIONS AND TAXES.................................................................28
  XI.  DESCRIPTION OF THE TRUST...........................................................................33
 XII.  ADDITIONAL INFORMATION.............................................................................34
XIII.  FINANCIAL STATEMENTS...............................................................................34
       APPENDIX A - RATINGS OF DEBT INSTRUMENTS..........................................................A-1
       APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES.................................................B-1

                             I. HISTORY OF THE FUND

      The Trust is a no-load open-end, diversified investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware statutory trust pursuant to a Declaration of Trust dated November 4, 1998 ("Declaration of Trust"). The Trust currently offers six separate series, E*TRADE International Index Fund ("International Fund"), E*TRADE Russell 2000 Index Fund ("Russell 2000 Fund"), E*TRADE S&P 500 Index Fund ("S&P 500 Fund"), E*TRADE Kobren Growth Fund ("Growth Fund") and E*TRADE Delphi Value Fund (as previously defined, the "Fund"). Other than the Technology Fund, all are diversified series of the Trust. This Statement of Additional Information ("SAI") pertains to the Fund only. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 65% of its assets in equity securities of U.S. companies.


      As of the close of business on November 17, 2006, the Delphi Value Fund, a series of the Kobren Insight Funds (the "Predecessor Fund"), was reorganized as the E*TRADE Delphi Value Fund. Historical financial and performance information included in this SAI relates to the Predecessor Fund.

          II. FURTHER INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

INVESTMENTS IN SMALL, UNSEASONED COMPANIES. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than what might otherwise be the case. If other investment companies and investors who invest in these issuers sell the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than what might otherwise be obtained.

FOREIGN SECURITIES. The Fund may invest a portion of its assets in securities of foreign issuers. These investments may be in the form of American Depositary Receipts ("ADRs") or similar securities representing interests in an underlying foreign security. ADRs are not necessarily denominated in the same currency as the underlying foreign securities. If an ADR is not sponsored by the issuer of the underlying foreign security, the institution issuing the ADR may have reduced access to information about the issuer.

      Investments in foreign securities involve special risks and considerations that may not be present when a fund invests in domestic securities. These risks may include less publicly-available financial and other information about foreign companies; less rigorous securities regulation; the potential imposition of currency controls, foreign withholding and other taxes; and war, expropriation or other adverse political or governmental actions. Foreign equity markets may be less liquid than U.S. markets and may be subject to delays in the settlement of portfolio transactions. Brokerage commissions and other transaction costs in foreign markets tend to be higher than in the U.S. The value of foreign securities denominated in a foreign currency will vary in accordance with changes in currency exchange rates, which can be very volatile. In addition, the value of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

EXCHANGE RATES. Since the Fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to the investor by a mutual fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures, options or swaps contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the Fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS. The value of foreign investments and the investment income derived also may be affected (either favorably or unfavorably) by exchange control regulations. It is expected that the Fund will invest only in securities denominated in foreign currencies that, at the time of the investment, are fully exchangeable into U.S. dollars without legal restriction at the time of investment. However, there is no assurance that currency controls will not be imposed after the time of investment.

LIMITATIONS OF FOREIGN MARKETS. There is often less accurate information publicly-available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of the Fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

FOREIGN LAWS, REGULATIONS AND ECONOMIES. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN TAX CONSIDERATIONS. Income (possibly including, in some cases, capital gains) received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Any such taxes paid by the Fund will reduce the net income of the Fund available for distribution. Special tax considerations apply to foreign securities.

EMERGING MARKETS. Risks may be intensified in the case of investments by the Fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in emerging market countries may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, the Fund could, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Fund could enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). These contracts are traded in the interbank market between currency traders (usually large commercial banks and other financial institutions) and their customers. A forward contract usually has no deposit requirement and no commissions are charged for trades. While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

PORTFOLIO SECURITIES LOANS. The Fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the Fund. The Fund may pay reasonable fees in connection with securities loans. E*TRADE Asset Management, Inc. ("ETAM" or the "Adviser") and/or Delphi Management, Inc. ("Delphi" or the "Subadviser"), the Fund's subadviser, will evaluate the credit-worthiness of prospective institutional borrowers and monitor the adequacy of the collateral to reduce the risk of default by borrowers of the Fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES. The Fund may sell securities short. In a short sale the Fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The Fund then becomes obligated to replace the security borrowed by purchasing it at the market-price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      When it engages in short sales, the Fund must also deposit in a segregated account an amount of cash or liquid securities equal to the difference between
(1) the market value of the securities sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a segregated account must be maintained by the Fund (or an underlying fund) daily at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short.

      The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX." A short sale is "against the box" if at all times when the short position is open, the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.

FUTURES, OPTIONS, SWAPS AND CURRENCY CONTRACTS

FUTURES, OPTIONS, SWAPS AND CURRENCY CONTRACTS AND THEIR RISKS. Any investments in derivative contracts involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates or currency exchange rates. The Fund incurs liability to a counterparty in connection with transactions in futures contracts, swaps and forward contracts and the selling of options, caps, floors and collars. Caps, floors and collars are forms of swap transactions that have additional features. As a result, the loss on these derivative contracts may exceed the Fund's initial investment. The Fund may also lose the entire premium paid for purchased options, caps, floors and collars that expire before they can be profitably exercised by the Fund. In addition, the Fund incurs transaction costs in opening and closing positions in derivative contracts.

      Derivative contracts may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage magnifies the price volatility of derivative contracts held by the Fund. A fund may cover, or partially offset, the leverage inherent in derivative contracts by maintaining a segregated account consisting of cash and liquid securities, by holding offsetting portfolio securities or contracts or by covering written options.

      The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract, and the Fund's portfolio assets.

      During periods of extreme market volatility, a commodity or options exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. Some over the counter ("OTC") options may be illiquid, while others may be determined to be liquid in accordance with procedures established by the Trustees. The Fund's ability to terminate OTC options, swaps, caps, floors, collars and forward contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative contracts, the only source of price quotations may be the selling dealer or counterparty.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCY. The Fund may purchase and write ("sell") call and put options on any securities in which it may invest, any securities index based on securities in which it may invest or any currency in which Fund investments may be denominated. These options may be listed on U.S. or foreign securities exchanges or traded in the OTC market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

WRITING COVERED OPTIONS. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

      All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment, and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

      The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under an OTC option may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as "closing purchase transactions."

PURCHASING OPTIONS. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

      The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

      The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which these options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser and/or the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund's ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that counterparties participating in these transactions will not fulfill their obligations. The Subadviser will determine the liquidity of the Fund's OTC options in accordance with guidelines adopted by the Trustees.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of the Subadviser to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING AND OTHER STRATEGIES. Hedging is an attempt to establish the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on these currencies.

      The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

      If, in the opinion of the Subadviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into these futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of these futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

      When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

      On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that these closing transactions can be effected. The Fund's ability to establish and close out positions on these options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The Fund may engage in futures and related options transactions in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

      Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund or an underlying fund to purchase securities or currencies, require the Fund or the underlying fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of these contracts and options. For futures contracts that are not contractually required to "cash-settle," the Fund would cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to futures contracts that are contractually required to "cash-settle", however, the Fund would be permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market (net obligations), if any (i.e., the Fund's daily net liability, if any), rather than the notional value.

      While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

      Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position to be hedged, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

      Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including certain restricted and private placement securities. Illiquid securities are difficult to value on a daily basis. It may be difficult to dispose of illiquid securities quickly or at a price that fully reflects their fair value. Restricted securities that are eligible for resale in reliance on Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and commercial paper offered under Section 4(2) of the 1933 Act are not subject to the Fund's 15% limit on illiquid investments if they are determined to be liquid in accordance with procedures approved by the Trustees.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND LEVERAGE. The Fund may borrow money from banks or through reverse repurchase agreements for emergency and/or leverage purposes. Using the cash proceeds of reverse repurchase agreements to finance the purchase of additional investments is a form of leverage. Leverage magnifies the sensitivity of a fund's net asset value to changes in the market prices of the Fund's portfolio securities. However, the Fund will borrow solely for temporary or emergency (and not for leverage) purposes. The aggregate amount of such borrowings and reverse repurchase agreements may not exceed one-third of the Fund's total assets.

      Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore this coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such a sale must occur even if disadvantageous from an investment point of view. Leveraging exaggerates the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income and gains from the securities purchased with borrowed funds.

DEFENSIVE INVESTING. For temporary defensive purposes under abnormal market conditions, the Fund may hold or invest up to 100% of its total assets in cash, investment grade fixed income securities, repurchase agreements and/or money market Fund shares.

FIXED INCOME SECURITIES

FIXED INCOME SECURITIES. The value of fixed income securities, including U.S. government securities, varies inversely with changes in interest rates. When interest rates decline, the value of fixed income securities tends to rise. When interest rates rise, the value of fixed income securities tends to decline. The market prices of zero coupon, delayed coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than the market prices of securities providing for regular cash interest payments.

      In addition, fixed income securities are subject to the risk that the issuer may default on its obligation to pay principal and interest. The value of fixed income securities may also be reduced by the actual or perceived deterioration in an issuer's credit-worthiness, including credit rating downgrades.

      Fixed income securities may be subject to both call (prepayment) risk and extension risk. Call risk is the risk that an issuer of a security will exercise its right to pay principal on an obligation earlier than scheduled. Early principal payments tend to be made during periods of declining interest rates. This forces the affected Fund to reinvest the unanticipated cash flow in lower yielding securities. Extension risk is the risk that an issuer will exercise its right to pay principal later than expected. This typically happens during periods of rising interest rates and prevents the affected Fund from reinvesting in higher yielding securities. Unscheduled principal prepayments and delays in payment can both reduce the value of an affected security. Unlike most conventional fixed income securities, mortgage-backed and asset-backed securities are generally subject to both call (prepayment) risk and extension risk.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments, including obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by or maintained at U.S. and foreign banks; and commercial paper.

REPURCHASE AGREEMENTS. The Fund may, to the extent permitted by its investment policies, enter into repurchase agreements. A repurchase agreement consists of the sale to the Fund of a U.S. government security or other debt obligation together with an agreement to have the selling counterparty repurchase the security at a specified future date and repurchase price. If a repurchase agreement counterparty defaults on its repurchase obligation, the Fund may, under some circumstances, be limited or delayed in disposing of the repurchase agreement collateral, which could result in a loss to the Fund.

HIGH YIELD SECURITIES AND THEIR RISKS. The Fund will not invest more than 35% of its total assets in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Junk bonds are securities rated below the top four long-term bond rating categories of Standard & Poor's Ratings Group, Moody's

Investors Service, Inc. (i.e., rated BB/Ba or below) or another nationally recognized statistical rating organization or, if unrated, determined by the Subadviser to be of comparable credit quality. The Fund's investments in these securities is subject to the risks outlined below.

GROWTH OF THE HIGH YIELD BOND MARKET. The high yield, high risk market is at times subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield, high risk securities in the Fund's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield, high risk securities may be of low credit-worthiness, and high yield, high risk securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency and default and a higher incidence of high yield, high risk bond defaults may be experienced.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The prices of high yield, high risk securities may be more or less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery of amounts owed. Periods of economic uncertainty and changes can be expected to increase the volatility of market prices of high yield, high risk securities and the Fund's net asset value. Yields on high yield, high risk securities will fluctuate over time. Furthermore, the market prices of high yield, high risk securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and therefore tend to be more volatile than market prices of securities which pay interest periodically and in cash.

LIQUIDITY AND VALUATION. The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for the Fund to accurately value high yield, high risk securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties. The judgment of the Subadviser will play a greater role in valuation because there is less reliable and objective data available.

CREDIT RATINGS. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Subadviser must monitor the issuers of high yield, high risk securities in the Fund's portfolio to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield, high risk securities, the achievement of the Fund's investment objective may be more dependent on the Fund's own credit analysis than is the case for higher quality bonds. The Fund may retain a portfolio security whose rating has been changed. See "Appendix A" for credit rating information.

MORTGAGE-BACKED, ASSET-BACKED, INDEXED AND DERIVATIVE SECURITIES. The Fund may invest in mortgage-backed, asset-backed and indexed securities. Some of these securities are considered to be derivative securities. Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgages. They may be issued by agencies or instrumentalities of the U.S. government or may be privately issued. Unlike conventional debt obligations, mortgage-backed securities typically provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

      The Fund's investments in mortgage-backed securities may include conventional mortgage pass through securities, stripped mortgage-backed securities ("SMBS") and certain classes of multiple class collateralized mortgage obligations ("CMOs"). Examples of SMBS include interest only ("IO") and principal only ("PO") securities. Senior CMO classes typically have priority over less senior and residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a fund may invest include sequential and parallel pay CMOs, including planned amortization class securities ("PACs").

      The principal and interest on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities generally are not collateralized as securely as mortgage-backed securities.

      The Fund may invest in floating rate and other indexed securities. The interest rate and/or the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other reference prices. In addition, changes in the amount payable on a leveraged indexed security may be a multiple of changes in the reference rate or price. Examples of indexed securities include IOs, POs, inverse floaters, inverse IOs, super floaters, capped floaters, range floaters, dual index or yield curve floaters and Cost of Funds Index ("COFI") floaters.

      Mortgage-backed, asset-backed and indexed securities are subject to different combinations of call (prepayment), extension, interest rate and other market risks. These risks and the price volatility of a security are magnified to the extent that a security has imbedded leverage. Under adverse market conditions, any of these risks could lead to a decline in the yield on or market value of these securities. In addition, these securities can at times be difficult to price accurately or to liquidate at a fair price.

      Conventional mortgage-backed securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs and other senior classes of sequential and parallel pay CMOs usually involve less exposure to prepayment, extension and interest-rate risk than other mortgage-based securities, provided that prepayment rates stay within expected prepayment ranges or collars. Call or prepayment risk is the risk primarily associated with mortgage IOs and superfloaters. Mortgage POs, inverse IOs, inverse floaters, capped floaters and COFI floaters are especially susceptible to extension and interest rate risk. Range floaters are subject to the risk that a designated interest rate will float outside the specified interest rate collar. Dual index floaters are subject to depreciation if there is an unfavorable change in the spread between two designated interest rates.

                          III. INVESTMENT RESTRICTIONS

      FUNDAMENTAL INVESTMENT POLICIES. The Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. These fundamental policies provide that the Fund may not:

      1.    Invest 25% or more of its total assets in  securities  of issuers in any one industry (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries).

      2. Borrow money or issue senior securities except to the extent permitted by the 1940 Act.

      3. Make loans of securities to other persons, except loans of securities not exceeding 33 1/3% of the Fund's total assets, investments in debt obligations and transactions in repurchase agreements.

      4. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

      5. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein and real estate acquired as a result of owning securities.

      6. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and securities indices; and swaps, caps, floors and collars, as permitted by the Fund's prospectus.

      7. With respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the United States government, its agencies or instrumentalities, or (2) securities of other investment companies.

      8. Issue senior securities except as permitted by the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

      The 1940 Act currently prohibits the Fund from issuing senior securities or borrowing money, except that the Fund may borrow from banks or pursuant to reverse repurchase agreements in an amount not exceeding one-third of the Fund's total assets (including the amount borrowed). If borrowings exceed this one-third limitation, for any reason, the Fund must reduce the amount of its borrowings to not more than one-third of its total assets within three business days.

      NON-FUNDAMENTAL INVESTMENT POLICIES. Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees without shareholder approval, provide that the Fund may not:

      1. Invest more than 15% of its net assets (taken at market value at the time of purchase) in illiquid securities.

      3.    Make   investments   for  the  purpose  of  exercising   control  or
            management.

      4. Invest in other investment companies except as permitted under the 1940 Act.

                      IV. DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board has adopted policies to be followed by the Fund and its service providers, including without limitation ETAM, Delphi, E*TRADE Securities, LLC, the Fund's distributor ("E*TRADE Securities"), ETAM as the Fund's administrator and PFPC, Inc., the Fund's sub-administrator ("PFGPC"), for the disclosure of information about the Fund's portfolio holdings. These policies and procedures on disclosure of portfolio holdings ("Portfolio Disclosure Policies") are intended to ensure compliance by the Fund and its service providers with (i) the applicable restrictions of the federal securities laws such as the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and (ii) general principles of fiduciary duty.

      It is the policy of the Fund and its service providers to protect the confidentiality of the Fund's portfolio holdings and prevent the selective disclosure of information about the Fund's portfolio holdings that is not otherwise publicly available, except as permitted by the Portfolio Disclosure Policies. Portfolio holdings information shall include the Fund's portfolio holdings or any subset of such holdings (e.g., top 10 or 20 holdings). The Fund and each of its service providers must adhere to the Portfolio Disclosure Policies.

      The Fund, or its duly authorized service providers, will publicly disclose the Fund's portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust may also disclose portfolio holdings information in response to requests from regulators, to comply with valid subpoenas or to otherwise comply with applicable law. In addition, the Fund, or its duly authorized service providers, will publicly disclose all holdings of the Fund, or a subset thereof, as reported on a month-end basis with a 30-day lag on its website, www.kobren.com/funds. Portfolio holdings information will be deemed publicly available on the day after it is posted on the Fund's website or the day it is filed with the SEC, whichever is earlier.

      The Fund, or its duly authorized service providers, may make portfolio holdings information available to Fund investors, or to intermediaries selling shares of the Fund, only after and to the extent that such information has been publicly disclosed as described above. The Fund, or its duly authorized service providers, may also provide monthly portfolio characteristics information, such as sector and portfolio allocations, provided that disclosure of such information shall be made in accordance with the Portfolio Disclosure Policies.

      Portfolio managers and other senior officers or spokespersons of the Fund may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants, or other interested persons only if such information has been previously publicly disclosed. For example, a portfolio manager discussing the Fund may indicate that he likes and/or owns for the Fund a security only if the Fund's ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

      Nothing herein is intended to prevent the disclosure of any and all portfolio information to the Fund's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Fund's custodian, pricing services, fund accountants, investment adviser, investment subadviser, administrator, independent registered public accounting firm, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract, in accordance with the Fund's Portfolio Disclosure Policies. The Fund's portfolio holdings information is made available to the Fund's service providers on an "as-needed" basis, depending on the nature of the service provided and each service provider's duties with respect to the Fund. Therefore, the frequency with which this information is provided to service providers will vary, based on the circumstances and will be provided as necessary, including without any lag-time.

      In order to carry out various functions on behalf of the Fund, it may be necessary or desirable to disclose portfolio holdings information of the Fund to certain third parties prior to the public dissemination of such information. As of the date of this Statement of Additional Information, no entity receives portfolio holdings information prior to public dissemination, other than service providers as described above. Potential recipients of such information in the future may include rating agencies, lenders or providers of a borrowing facility. The Fund, or its duly authorized service providers, may distribute nonpublic portfolio holdings information to third parties before its public disclosure, provided that:

      i. A good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund's best interests;

      ii. The recipient does not trade on such information or distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings or results of the analysis becoming public information as discussed above; and

      iii. The recipient signs a written agreement (as provided below) (a "Written Agreement"). Persons and entities unwilling to execute an acceptable Written Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Portfolio Disclosure Policies.

      For purposes of the Portfolio Disclosure Policies, any Written Agreement must be in form and substance acceptable to an Officer of the Trust or his designee and/or the Trust's legal counsel. At a minimum, subject to such deviations as an officer of the Trust or the Trust's legal counsel believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, such Written Agreement should generally provide that the portfolio information is the property of the Trust (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose, including trading in Fund shares, except as expressly provided in the Written Agreement.

      It is also the policy of the Fund that neither the Fund nor its service providers may enter into any arrangements pursuant to which they will receive compensation or other consideration directly or indirectly in return for the disclosure of non-public information about the Fund's portfolio holdings.

      The Portfolio Disclosure Policies seek to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser or sub-adviser or any affiliated person of the Fund on the other hand. Such Policies authorize the Trust's chief compliance officer ("CCO") to consider all requests for information that cannot be answered by way of publicly available information. Among other considerations, the CCO is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the CCO is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Fund's investment adviser, sub-adviser or an affiliated person of the Fund. Any disclosure that creates such a conflict of interest must be approved by a majority of the Trustees of the Trust's Board who are not "interested persons" (as defined in the 1940 Act). The Trust seeks to avoid potential conflicts of interest between the Fund shareholders and the Trust's service providers by notifying all service providers to comply with the Portfolio Disclosure Policies described herein.

      The Board has authorized the Trust's CCO to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Portfolio Disclosure Policies. On a periodic basis, the Trust's CCO or his designee monitors marketing and sales practices and other communications with respect to the Funds to determine compliance with the Portfolio Disclosure Policies. The CCO requests such information from service providers as he deems necessary to determine compliance with these procedures.

      Any potential exceptions to, or violation of, the Portfolio Disclosure Policies are required to be promptly reported to the Trust's CCO. If the CCO deems that such matter constitutes a "material compliance matter" within the meaning of Rule 38a-1 under the 1940 Act ("Rule 38a-1"), he shall report to the Board of Trustees in accordance with Rule 38a-1. In addition, the CCO shall provide an annual report to the Board of Trustees regarding compliance with the Portfolio's Disclosure Policies.

                     V. MANAGEMENT OF THE TRUST AND THE FUND

A. TRUSTEES AND OFFICERS

      The Board has the responsibility for the overall management of the Trust, including general supervision and review of the Fund's investment activities and conformity with Delaware Law and the stated policies of the Fund. The Board elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below. The Trust consists of six active series.


---------------------------------------------------------------------------------------------------------------------------
                              TERM OF                                                     NUMBER OF             OTHER
     NAME, ADDRESS,         OFFICE AND                                               PORTFOLIOS IN FUND     TRUSTEESHIPS/
        AGE AND              LENGTH OF                PRINCIPAL OCCUPATION(S)         COMPLEX OVERSEEN      DIRECTORSHIPS
POSITION(S) WITH TRUST     TIME SERVED 1                DURING PAST 5 YEARS              BY TRUSTEE       HELD BY TRUSTEE
----------------------     -------------                -------------------              ----------       ---------------
---------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Cheryl A.                     Since         Ms. Burgermeister has been self-employed           6             The Select
Burgermeister             February 2004     as a financial consultant since October                         Sector SPDR
Age: 54                                     2003. She is also Trustee, Treasurer and                           Trust
Trustee                                     Finance Trust Committee Chairman of the
                                            Portland Community College Foundation
                                            since 2001. She was a Trustee of the
                                            Zero Gravity Internet Fund from 2000 to
                                            2001. She was a Director and Treasurer
                                            of the Crabbe Huson family of funds from
                                            1988-1999.
---------------------------------------------------------------------------------------------------------------------------
Arthur Dubroff            Since August      Mr. Dubroff is Chief Financial Officer of          6              Virtual
Age: 56                       2006          Net2Phone, Inc., a provider of Voice over                       Communities,
Trustee                                     Internet Protocol telephony services,                           Inc.; Kobren
                                            from November 2002 to present; Chief                           Insight Funds
                                            Financial Officer of Virtual Communities,
                                            Inc., a software provider, from July 2000
                                            to present; Consultant for Turnberry
                                            Consulting, LLC from October 1999 to
                                            November 2002.
---------------------------------------------------------------------------------------------------------------------------
Steven Grenadier              Since         Mr. Grenadier is a Professor of Finance            6                None
Age: 41                   February 1999     at the Graduate School of Business at
Trustee                                     Stanford University, where he has been
                                            employed as a professor since 1992.
---------------------------------------------------------------------------------------------------------------------------
George J. Rebhan              Since         Mr. Rebhan retired in December 1993, and           6           Advisor Series
Age: 72                   December 1999     prior to that he was President of Hotchis                          Trust
Chairman & Trustee                          and Wiley Funds (investment company) from
                                            1985 to 1993.
---------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEE 2
---------------------------------------------------------------------------------------------------------------------------
Dennis Webb                Since March      Mr. Webb is President of E*TRADE Capital           6                None
Age: 41                       2006          Markets. Prior to that, Mr. Webb was the
Trustee                                     Chief Executive Officer of E*TRADE Global
                                            Asset Management (ETGAM). Mr. Webb has
                                            also been Chairman of E*TRADE Bank's
                                            Asset and Liability Committee and was
                                            responsible for the Bank's $15 billion
                                            derivative portfolio until he joined
                                            ETGAM in June 2001.
---------------------------------------------------------------------------------------------------------------------------
                                                OFFICER(S) WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Elizabeth Gottfried       Since March       Ms. Gottfried is Vice President of ETAM.          N/A               N/A
Age: 46                   2006              She is also a Business Manager of E*TRADE
President                                   Global Asset Management, Inc. Ms.
                                            Gottfried joined E*TRADE in September
                                            2000. Prior to that, she worked at Wells
                                            Fargo Bank from 1984 to 2000 and managed
                                            various areas of Wells Fargo's mutual
                                            fund group.
---------------------------------------------------------------------------------------------------------------------------
Eric Godes                Since             Mr. Godes is Managing Director of Kobren          N/A               N/A
Age: 45                   September         Insight Management, Inc., a wholly-owned
Vice President            2006              subsidiary of E*TRADE Financial
                                            Corporation and a registered
                                            representative of E*TRADE Securities,
                                            LLC. Prior to November 2, 2005, he
                                            served as Managing Director and a
                                            registered representative of Kobren
                                            Insight Brokerage, Inc. and Managing
                                            Director of Alumni Capital, LLC, a
                                            General Partner to a private investment
                                            partnership.
---------------------------------------------------------------------------------------------------------------------------
Russell Elmer             Since August      Mr. Elmer is responsible for overseeing           N/A               N/A
Age: 42                   2006              all of E*TRADE FINANCIAL Corporation's
Secretary and Chief                         legal affairs.
Legal Officer
---------------------------------------------------------------------------------------------------------------------------
Matthew Audette           Since March       Mr. Audette is Vice President and Chief           N/A               N/A
Age: 32                   2006              Financial Officer of ETAM and ETGAM. He
Treasurer                                   also holds other positions at E*TRADE
                                            affiliates. He joined E*TRADE in 2001.
---------------------------------------------------------------------------------------------------------------------------
Tim Williams              Since             Mr. Williams is Chief Compliance Officer          N/A               N/A
Age: 57                   February 2005     of ETAM and has general compliance
Chief Compliance                            management oversight for the asset
Officer                                     management functions of various E*TRADE
                                            affiliates. Mr. Williams joined E*TRADE
                                            in January 2005. Prior to that he worked
                                            at Riggs Bank from 1971 to 2005 where he
                                            held various positions involving
                                            compliance, audit, risk management, trust
                                            operations and trust administration. He
                                            was the Chief Compliance Officer of Riggs
                                            Investment Advisors Inc. from 1995 to
                                            2005.
---------------------------------------------------------------------------------------------------------------------------

1 Each Trustee is elected to serve in accordance with the Trust Instrument and By-laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

2     "Interested person" of the Trust as defined in the 1940 Act.


      Each member of the Board that is not an "interested person" of the Trust (as defined in the 1940 Act) ("Independent Trustees") currently receives from the Trust, on an annual basis, $30,000 in base compensation for his or her services as an Independent Trustee (including participation in four regularly scheduled Board meetings a year, two Audit Committee meetings and two Corporate Governance and Compliance Oversight Committee meetings a year) and will be entitled to receive additional compensation of $5,000 for each in person Board meeting in excess of the four regularly scheduled Board meetings per year. In addition, each Independent Trustee will be reimbursed for all reasonable and necessary expenses associated with his or her service as an Independent Trustee. The Chairman and the chairperson of the Audit Committee will each be paid an additional $2,000 per year for his or her services in such capacity.

      Prior to October 1, 2006, each Independent Trustee received an annual fee (payable in quarterly installments) of $18,000 plus an additional fee of: (i) $4,500 for each Board meeting attended, and (ii) $2,000 for each committee meeting attended. The Chairman received an additional $2,000 a year for the additional duties involved in that role. In addition, the Trust reimbursed each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings.

      Other officers and Trustees of the Trust receive no compensation or expense reimbursement.


      The following table sets forth the compensation received by the Trustees for their services to the Trust during the most recent fiscal year ended December 31, 2005. 1

        -----------------------------------------------------------------
        Name of Person,                  Aggregate Compensation from the
        Position 1                       Trust
        -----------------------------------------------------------------
        INDEPENDENT TRUSTEES
        -----------------------------------------------------------------
                Cheryl A.                           $44,000
          Burgermeister, Trustee
        -----------------------------------------------------------------
            Steven Grenadier,                       $44,000
                 Trustee
        -----------------------------------------------------------------
            Shelly J. Meyers,                       $36,000
                Trustee 2
        -----------------------------------------------------------------
             Ashley T. Rabun,                       $44,000
                Trustee 2
        -----------------------------------------------------------------
            George J. Rebhan,                       $46,000
                 Trustee
        -----------------------------------------------------------------
            INTERESTED TRUSTEE
        -----------------------------------------------------------------
          Mitchell H. Caplan 3                       None
        -----------------------------------------------------------------

            1 Messrs. Dennis Webb and Arthur Dubroff became Trustees after December 31, 2005.

            2 Ms. Meyers and Ms. Rabun retired from the Board of Trustees effective August 10, 2006.

            3     Mr. Caplan resigned from the Board in February 2006.

      No Trustee will receive any benefits from the Trust upon retirement. Thus, no pension or retirement benefits have accrued as part of the Fund's expenses.

      The Trust has an Audit Committee, a Compensation and Nominating Committee and a Corporate Governance and Compliance Oversight Committee. The members of each Committee are the Independent Trustees.

      The Audit Committee is responsible for, among other things: reviewing annually and approving in advance the selection, retention or termination of the independent registered public accounting firm and the terms of such engagement; evaluating the independence of the independent registered public accounting firm, including with respect to approving in advance the provision of any "permissible non-audit services" to the Trust, ETAM, or to any entity controlling, controlled by, or under common control with ETAM that provides certain services to the Trust; reviewing with the independent registered public accounting firm the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including any types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the independent registered public accounting firm's independence; reviewing, in consultation with the independent registered public accounting firm's and the Trust's disclosure committee, the Trust's annual and semi-annual financial statements; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. During the fiscal year ended December 31, 2005, the Audit Committee held one meeting.

      The Compensation and Nominating Committee is responsible for, among other things; evaluating and recommending to the Board candidates to be nominated as Independent Trustees of the Board; reviewing the composition of the Board and Board Committees and the compensation arrangements for each of the Trustees. The charter provides that the Committee will consider nominees for Board candidates recommended by shareholders, subject to certain guidelines. During the fiscal year ended December 31, 2005, the Compensation and Nominating Committee did not hold any meetings.

      The Corporate Governance and Compliance Oversight Committee is responsible for, among other things, overseeing the Board's corporate governance policies and procedures; coordinating periodic evaluations of the Board's performance and recommending improvements; considering the Board's adherence to industry "best practices;" meeting with Trust management to review the Trust's compliance to appropriate regulatory guidelines and requirements, meeting with Trust management to review and consider the Trust's disclosure controls and procedures and regulatory disclosure obligations; and making recommendations regarding compliance activities applicable to the Trust. The Corporate Governance and Compliance Oversight Committee held three meetings during the fiscal year ended December 31, 2005.

      Shareholders may address comments or questions or other communications in writing to the entire Board, or to one or more Trustees, by sending such correspondence to: Board of Trustees [or name(s) of one or more Trustees], E*TRADE Funds, 4500 Bohannon Drive, Menlo Park, CA 94025, Attn: Fund Secretary. At least once per calendar quarter, the Fund Secretary will transmit a copy of any Board correspondence to the entire Board or to one or more Trustees, depending on to whom it is addressed.


      The chart below identifies a dollar range of each current Trustee's ownership of shares of the Fund and the dollar range of aggregate holdings of shares in all series of the Trust as of December 31, 2005. Because the Fund did not commence operations until November 20, 2006, no Trustee owned shares of the Fund as of December 31, 2005.

   -----------------------------------------------------------------------------------------------
                                 DOLLAR RANGE OF EQUITY       AGGREGATE DOLLAR RANGE OF EQUITY
         NAME OF TRUSTEE*        SECURITIES IN THE FUND      SECURITIES IN ALL SERIES OF THE TRUST
         ----------------        ----------------------      -------------------------------------
   -----------------------------------------------------------------------------------------------
                                        INDEPENDENT TRUSTEES
   -----------------------------------------------------------------------------------------------
      Cheryl A. Burgermeister             None                                 None
   -----------------------------------------------------------------------------------------------
         Steven Grenadier                 None                                 None
   -----------------------------------------------------------------------------------------------
         George J. Rebhan                 None                            $10,001-$50,000
   -----------------------------------------------------------------------------------------------

      * Messrs. Webb and Dubroff became Trustees after December 31, 2005. Information for Ms. Shelley Meyers and Ms. Ashley Rabun, former Trustees, is not included due to their retirement from the Board effective August 10, 2006. Information for Mr. Caplan is also not included due to his resignation from the Board in February 2006.


      As of December 31, 2005, the Independent Trustees did not own any securities issued by ETAM, E*TRADE Securities or any company controlling, controlled by or under common control with ETAM or E*TRADE Securities.

Material Relationships of the Independent Trustees

      For the purposes of the statements below, "immediate family members" of any person are a person's spouse, children residing in the person's household (including step and adoptive children) and any dependent of the person; an entity in a "control relationship" means any person who controls, is controlled by or is under common control with the named person; a "related fund" is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which ETAM, Delphi or any of their affiliates acts as investment adviser or for which E*TRADE Securities, the Fund's distributor, or any of its affiliates acted as principal underwriter.

      As of December 31, 2005, none of the Independent Trustees, nor any immediate family members, beneficially owned any securities issued by the ETAM or any other entity in a control relationship to ETAM, Delphi or E*TRADE Securities. During the calendar years of 2004 and 2005, none of the Independent Trustees, nor any immediate family members, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in ETAM or any other entity in a control relationship to ETAM, Delphi or E*TRADE Securities. During the calendar years of 2004 and 2005, none of the Independent Trustees, nor any immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "Fund-Related Party"): (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) ETAM; (vi) Delphi; (vii) E*TRADE Securities; (viii) any affiliate of ETAM, Delphi or E*TRADE Securities; or (ix) an officer of any such affiliate. During the calendar years of 2004 and 2005, none of the Independent Trustees, nor any immediate family members, had any relationship (the value of which exceeds $60,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

      1. None of the Fund's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serves in that capacity. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any immediate family member, had any position, including as an officer, employee, director or partner, with any of: (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) ETAM,
(vi) Delphi; (vii) E*TRADE Securities; or (viii) any other entity in a control relationship to the Funds.

B. CODE OF ETHICS

      Pursuant to Rule 17j-1 under the 1940 Act, the Trust has adopted a code of ethics. The Fund's investment adviser and sub-adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, and the principal underwriter has also adopted a code of ethics under Rule 17j-1 under the 1940 Act. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by the Fund, subject to certain restrictions and reporting requirements.

C. PROXY VOTING POLICIES AND PROCEDURES

      The Fund has delegated the voting of portfolio securities on its behalf to Delphi. Delphi has adopted proxy voting policies and procedures ("Proxy Voting Policies and Procedures") for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of the Fund's shareholders and those of Delphi. Copies of the Trust's, ETAM's and Delphi's Proxy Voting Policies and Procedures are included as Appendix B to this SAI.

      The Trust files a report on Form N-PX with the Fund's complete proxy voting record for the most recent 12 month period ended June 30th no later than August 31st of each year. The most recent such report is available on the Trust's website at www.kobren.com/funds and on the SEC's website at www.sec.gov.

D.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      As of October 31, 2006, the following entities/individuals owned of record or beneficially 5% or more of the outstanding shares of the Predecessor Fund.

E*TRADE Delphi Value Fund - Institutional Class (Information for Predecessor
Fund)

Name and Address                         % of Fund          Nature of Ownership
National Financial Services Corp         52.19%             Record
For the Benefit of Our Customers
One World Financal Center
200 Liberty Street
New York, NY 10281-1003

Scott Myles Black                        8.73%              Beneficial
50 Rowes Wharf, Suite 540
Boston, MA 02111

Ellard & Co                              7.26%              Record
C/O Fiduciary Trust Co. Intl.
PO Box 3199
New York, NY 10008

SEI Private Trust Co.                    6.98%              Record
C/O Suntrust
1 Freedom Valley Dr
Oaks, PA 19456

Eric M. Kobren                           6.53%              Beneficial
20 William Street, #310
Wellesley Hills, MA 02481

As of October 31, 2006, the Trustees and Officers, as a group, owned less than 1% of the Predecessor Fund's Institutional class, with the exception of Eric Kobren, who owned 6.53%.

E*TRADE DELPHI VALUE FUND - RETAIL CLASS (INFORMATION FOR PREDECESSOR FUND)

NAME AND ADDRESS                         % OF FUND          NATURE OF OWNERSHIP
----------------                         ---------          -------------------
Charles Schwab & Co., Inc.               23.17%             Record
Special Custody Account for the
Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp         21.10              Record
For the Benefit of our Customers
Once World Financial Center
200 Liberty Street
New York, NY 10281-1003

Donaldson, Lufkin & Jenrette             11.18%             Record
Securities Corporation
PO Box 2052
Jersey City, NJ 07303-8052

      As of October 31, 2006, the Trustees and officers, as a group, owned 1.87% of the outstanding shares of the Predecessor Fund's Retail Class.


      The Trust's Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

E. INVESTMENT ADVISER


      Under an investment advisory agreement ("Investment Advisory Agreement") with the Fund, ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly owned subsidiary of E*TRADE FINANCIAL and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operations in February 1999. As of September 30, 2006, ETAM managed approximately $550 million in assets.

      Subject to the supervision of the Board and in accordance with the investment objective, policies and restrictions of the Fund, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Subadviser pursuant to an investment advisory agreement. In the future, ETAM may manage the Fund's cash and money market instruments for cash flow purposes. The Investment Advisory Agreement was approved by the Board of Trustees on September 7, 2006 and was approved by the initial sole shareholder of the Fund prior to commencement of operations.


      The Investment Advisory Agreement will continue in effect for more than two years, provided that the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Board and
(ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement may be terminated on 60 days' written notice by any such party and will terminate automatically if assigned.

      As compensation for its services, the Fund pays ETAM a fee computed daily and paid monthly at the annual rate of 0.85% of the Fund's average daily net assets. As Administrator, ETAM will also receive an administrative services fee of 0.15% of the Fund's average daily net assets.

F. INVESTMENT SUBADVISER

      ETAM has engaged Delphi as the Fund's subadviser pursuant to an Investment Subadvisory Agreement (the "Investment Subadvisory Agreement"). Under the supervision of ETAM and the Board, Delphi makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. Delphi, an investment adviser registered under the Advisers Act, is a Massachusetts corporation organized in 1983. Scott M. Black been the president and controlling shareholder of Delphi since 1983. Delphi served as the investment subadviser to the Predecessor Fund since the Predecessor Fund's inception on December 23, 1998 through the date on which the Predecessor Fund was reorganized as a series of the Trust. For the years ended December 31, 2003, December 31, 2004 and December 31, 2005, Delphi was paid subadvisory fees in the amount of $466,505, $609,057 and $652,611 respectively.

      The Investment Subadvisory Agreement was approved by the Board of Trustees on September 7, 2006 and was approved by the initial sole shareholder of the Fund prior to commencement of operations. Certain services provided by Delphi under the Investment Subadvisory Agreement are described in the prospectus. As compensation for its services, ETAM pays Delphi a fee computed daily and paid monthly at the annual rate of 0.50% of the Fund's average daily net assets. Delphi is not compensated directly by the Fund.

      The Subadvisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Subadvisory Agreement may be terminated on 60 days' written notice to any such party and will terminate automatically if assigned.

      ETAM and the Fund may seek an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by the Fund's shareholders, to (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements provided any such action with respect to an agreement with a sub-adviser that is an affiliated person of ETAM of the Funds would require approval by the Fund's shareholders; and (c) terminate and replace investment sub-advisers. Under the exemptive order, ETAM, subject to Board oversight, would be permitted to continue to have the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order would be granted if sought. The SEC proposed in October 2003 a rule which would permit the engagement and termination of investment sub-advisers without shareholder approval and without the need for exemptive relief but the proposed rule has not yet been adopted.

G. ADMINISTRATOR

      ETAM also serves as the Fund's administrator. ETAM provides administrative services directly or through sub-contracting, including: (i) coordinating the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (ii) preparing or supervising the preparation of periodic reports to the Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing the Fund's contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of the Fund.

      ETAM is entitled to receive from the Fund, an administrative services fee equal to 0.15% of the Fund's average daily net assets.

H. EXPENSE LIMITATION AGREEMENT

      In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund (the "Expense Limitation Agreement"). The Expense Limitation Agreement will continue through at least April 30, 2008. There is no guarantee that the Expense Limitation Agreement will continue after this date. For example, ETAM may determine to discontinue the Expense Limitation Agreement for the Fund if the assets of the Fund do not significantly increase by the expiration date of the Expense Limitation Agreement.

      Pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or limit its fees and to assume certain other expenses so that, on an annualized basis, the net annual fund operating expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary fees and expenses not incurred in the ordinary course of the Fund's business) of the retail class and of the institutional class do not exceed 1.75% and 1.50%, respectively, of average daily net assets through at least April 30, 2008. For the year ended December 31, 2005, actual total fund operating expenses for both the retail class and the institutional class of the Predecessor Fund were below these limitations of 1.75% and 1.50%, respectively.

      The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement (other than as a result of the reduction described in the immediately preceding paragraph) provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's total annual expense ratio is less than the percentage stated above; and
(ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to a Fund in accordance with the Expense Limitation Agreement during any of the previous three (3) fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

I. PORTFOLIO MANAGERS

      Mr. Black of Delphi is the Fund's portfolio manager. The following table lists the number and types of other accounts managed by Mr. Black and assets under management in those accounts as of December 31, 2005.

                                                                                      Number of
                                                                                       Accounts      Total Assets in
                                                        Total                          Where the      Accounts Where
                                                      Number of                      Advisory Fee    the Advisory Fee
                                                      Accounts     Total Assets in    is Based On      is Based On
Name of Portfolio Manager       Type of Account        Managed    Accounts Managed    Performance      Performance
-----------------------------------------------------------------------------------------------------------------------
Scott M. Black              Registered investment         1         $290 million           0               N/A
                            companies
                            Other pooled                  5          $47 million           0               N/A
                            investment vehicles
                            Other accounts                63       $1,052 million          0               N/A

      CONFLICTS OF INTEREST. The Fund's portfolio manager is often responsible for managing one or more other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. When the portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interests are increased to the extent that the portfolio manager has a financial incentive to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of the portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Fund and Delphi have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs, including trade allocation policies that are intended to result in the equitable treatment of all clients of Delphi over time.

      The portfolio manager may favor an account if the portfolio manager's compensation is higher for that account than for other accounts managed by the portfolio manager. Delphi's trade allocation policies are intended to address this conflict of interest.

      The side-by-side management of the Fund, separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices like cross trading between the Fund and another account raise conflicts of interest issues. Delphi has developed policies and procedures that are intended to mitigate those conflicts.

PORTFOLIO MANAGER - COMPENSATION

      As the president, chief executive officer and principal owner of Delphi, Mr. Black is entitled to the net profits of Delphi after paying all Delphi's expenses, including without limitation compensation to its employees. As such, Mr. Black's compensation from Delphi is based upon the profitability of Delphi.

Portfolio Manager - Portfolio Manager's Ownership of Securities in the Fund Upon Commencement of Operations*

                                   Dollar Range of Equity Securities of the Fund
Name of Portfolio Manager          Beneficially Owned by Portfolio Manager
--------------------------------------------------------------------------------

Scott M. Black                     Over $1,000,000

                                   *Mr. Black owned shares of the Predecessor
                                   Fund which became shares of the Fund at the closing of the reorganization.


J. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN




      PRINCIPAL UNDERWRITER

      E*TRADE Securities, a subsidiary of E*TRADE FINANCIAL is located at 135 E. 57th Street, 31st Floor, New York, NY 10022 and serves as the Fund's principal underwriter pursuant to the Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement will remain in effect for two years after the date of the agreement, and after that is renewable annually thereafter, subject to the approval by a majority of the Board, including a majority of Independent Trustees. The Fund's shares are sold on a continuous basis by E*TRADE Securities as agent, although E*TRADE Securities is not obligated to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of preparing, printing and distributing all sales literature.

      DISTRIBUTION PLAN - RETAIL CLASS ONLY

      The Trust, on behalf of the Fund, has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to the retail class shares of the Fund (the "Distribution Plan"). Pursuant to the Distribution Plan, the Fund uses its assets to finance activities relating to the distribution of retail class shares to investors and provision of certain shareholder services. Certain categories of such expenditures have been approved by the Board and include, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives and other employees of the principal underwriter or of other broker-dealers who engage in or support the distribution of the Fund's shares, printing and mailing of prospectuses and other reports for other than existing shareholders, advertising and allowances to other broker-dealers. The Fund compensates E*TRADE Securities, principal underwriter of the Fund, at a fee calculated at an annual rate of 0.25% of the Fund's average daily net assets attributable to retail class shares regardless of E*TRADE Securities' expenses.

      Predecessor Fund had a similar plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its retail class shares with Kobren Insight Brokerage, Inc. the Predecessor Fund's principal distributor ("KIB"). For the period January 1, 2005 through November 1, 2005, the following amounts were paid under the Predecessor Fund's distribution plan for the retail class shares: $468 for printing, $66 for postage; $86,853 for distribution services; and $41,542 for marketing. The total amount paid under the Predecessor Fund's distribution plan for the period January 1, 2005 and ending November 1, 2005 was $128,929.

      E*TRADE Securities replaced KIB as the Predecessor Fund's principal distributor as of November 2, 2005, and the Predecessor Fund had a similar plan of distribution under Rule 12b-1 under the 1940 Act with E*TRADE Securities. For the period November 2, 2005 through December 31, 2005, the following amounts were paid under the Predecessor Fund's distribution plan for the retail class shares: $0 for printing, $20 for postage; $18,104 for distribution services; and $7,622 for marketing. The total amount paid under the Predecessor Fund's distribution plan for the period November 2, 2005 through December 31, 2005 was $25,746.

      GENERAL

      In accordance with the terms of the Distribution Plan, E*TRADE Securities provides to the Trust for review by the Board a quarterly written report of the amounts expended under the Distribution Plan and the purpose for which such expenditures were made.

      The Distribution Plan was adopted by a majority vote of the Board, including all of the Board who are not, and were not at the time they voted, interested persons of the Trust, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Distribution Plan), cast in person at a meeting called for the purpose of voting on the Distribution Plan on September 7, 2006. In approving the Distribution Plan, the Trustees identified and considered a number of potential benefits which the Distribution Plan may provide. The Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its future shareholders. Under its terms, the Distribution Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Distribution Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Distribution Plan must also be approved by the Trustees in the manner described above. The Distribution Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Distribution Plan, or by a vote of a majority of the outstanding voting securities of the Retail Class (as defined in the 1940 Act). The Distribution Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

K.  SUB-ADMINISTRATOR,   TRANSFER  AGENT  AND  DIVIDEND  DISBURSING  AGENT,  AND
CUSTODIAN

      PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as sub-administrator, transfer agent and dividend-disbursing agent for each Fund. The Fund compensates PFPC, Inc. as sub-administrator 0.07%. Pursuant to a Custody Agreement between the Trust and PFPC Trust Company, PFPC Trust Company provides custodial services to the Fund. The principal business address of PFPC Trust Company is 400 Bellevue Parkway, Wilmington, DE 19809.

L. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      Tait, Weller & Baker LLP is the independent registered public accounting firm of the Fund and is responsible for auditing the Fund's annual financial statements and served as the independent registered public accounting firm of the Predecessor Fund for the year ended December 31, 2005 and through the liquidation of the Predecessor Fund. Prior to that time, PricewaterhouseCoopers LLP was the independent registered public accounting firm of the Predecessor Fund and was responsible for auditing the Predecessor Fund's annual financial statements.

M. COUNSEL

      Dechert LLP, 1775 I Street, NW, Washington, DC 20006 serves as counsel to the Trust.

          VI. PURCHASE, REDEMPTION AND DETERMINATION OF NET ASSET VALUE

      Detailed information on purchase and redemption of shares is included in the prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Trust.

      The Fund's investment securities are valued at the last sale price or for NASDAQ traded securities, the NASDAQ Official Closing Price, as applicable, on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions on the value date, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by ETAM, in accordance with guidelines adopted by the Board. Income, expenses and fees, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund's shares.

      The Fund computes the NAV of its shares at the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each weekday that is not a holiday. The holidays (as observed) on which the NYSE is scheduled to be closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the NYSE closes early, the time of computing the NAV and the deadlines for purchasing and redeeming shares will be accelerated to the earlier closing time. The NAV of the Fund's shares is determined by subtracting from the value of the Fund's total assets the amount of the Fund's liabilities and dividing the remainder by the number of outstanding Fund shares.

      Foreign securities in which the Fund may invest may be listed primarily on foreign stock exchanges that may trade on other days (i.e., Saturday). Accordingly, the NAV of the Fund's portfolio may be significantly affected by such trading on days when investors do not have access to the Fund.

                            VII. IN-KIND REDEMPTIONS

      If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, instead of in cash. The proceeds of redemption may be more or less than a shareholder's tax basis and, therefore, a redemption, whether in-kind or not, may result in a gain or loss for federal income tax purposes.

                          VIII. PORTFOLIO TRANSACTIONS

      Under the supervision of ETAM and the Board, Delphi is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and negotiation of commissions, if any, paid on these transactions.

      Since the Fund currently has no assets, it does not currently own any securities of any regular brokers or dealers.

      In placing portfolio transactions with brokers and dealers, Delphi attempts to obtain the best overall terms for the Fund, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer. In selecting broker-dealers and to the extent that the execution and price offered by more than one dealer are comparable, Delphi may consider research, including statistical or pricing information, and brokerage services furnished to the Fund or Delphi as well as the full range and quality of a broker's services in placing brokerage, including, among other things, commission rates, financial responsibility, and responsiveness. In addition, the Fund may pay brokerage commissions to brokers or dealers in excess of those otherwise available upon a determination that the commission is reasonable in relation to the value of the brokerage services provided, viewed in terms of either a specific transaction or overall brokerage services provided with respect to the Fund's portfolio transactions by such broker or dealer. Delphi may use this research information in managing the Fund's assets, as well as assets of other clients. Delphi may not consider the sale of fund shares to compensate any broker, either directly or indirectly, with payments for executing portfolio transactions. When choosing a broker to execute portfolio transactions, Delphi must follow its policies and procedures on providing best execution. Delphi's policy on best execution establishes the methods to be followed to ensure that it is seeking to achieve best execution of its clients' portfolio transactions while complying with all applicable regulatory standards and the investment guidelines of its clients. Even if a broker provides best execution, Delphi may not compensate that broker for promoting fund shares by directing brokerage transactions to that broker.

      For the fiscal years ended, December 31, 2003, 2004, and 2005, the amounts spent on behalf of the Predecessor Fund for brokerage commissions were $71,801, $69,986 and $43,096 respectively. The Predecessor Fund did not pay any brokerage commissions to E*TRADE Securities or Kobren Insight Brokerage, the Predecessor Fund's former principal underwriter, or to any affiliated broker, for the fiscal years ended December 31, 2003, 2004 and 2005.

      Stocks, other equity securities and options may be traded through brokers on an agency basis with a stated brokerage commission or on a principal basis in the OTC market. Fixed income securities are generally traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer on principal transactions will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time. Certain money market instruments and government agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Futures contracts are traded on an agency basis with a futures commission merchant. Swaps and other OTC contracts are traded directly with the counterparty, which is usually a dealer, a bank or other institution.

      Certain equity securities also may be traded in the OTC market. Transactions in the OTC market are generally effected as principal transactions with dealers. However, transactions in the OTC market may also be effected as agency transactions, such as through an electronic communications network ("ECN") or alternative trading system ("ATS"). The costs of transactions in securities in the OTC market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.

      Other investment advisory clients advised by ETAM and/or Delphi may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, ETAM and/or Delphi may average the transactions as to price and allocate the amount of available investments in a manner which ETAM and/or Delphi believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law,

ETAM and/or Delphi may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds or clients managed by it in order to obtain best execution.

      The portfolio turnover rate for the Fund for its most recent fiscal period may be found under "Financial Highlights" in the Fund's Prospectus.

                           IX. PERFORMANCE INFORMATION

      From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders.

      The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of a fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of the Fund, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                      X. DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      The Fund intends to distribute dividends from its net income (if any) and make distributions of any net capital gain at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund making the distribution, unless the shareholder notifies the Fund in writing of his or her election to receive distributions in cash.

TAXES. The Fund has elected, qualified and intends to continue to qualify as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gain over net long-term capital loss) and its net tax-exempt interest (if any), the Fund will not be subject to federal income tax on amounts distributed to shareholders in the manner required under the Code, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) to shareholders. If the Fund meets such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it would be taxed at regular corporate income tax rates on any amounts retained.

            Amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year,
(2) at  least  98% of the  excess  of its  capital  gains  over  capital  losses
(adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains for the previous year that were not distributed during such year and on which the Fund has not paid income tax. A distribution that is declared by the Fund as of a record date in October, November or December and paid by the Fund during January of the following year will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. The Fund intends to seek to distribute its income in accordance with this requirement to avoid or minimize any excise tax. Shortly after the end of each year, the Trust will notify shareholders of the federal income tax status of dividends and distributions for that year.

      In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements.

      In order to satisfy its distribution requirements and avoid or minimize excise taxes, the Fund intends to distribute substantially all of its investment company taxable income, net tax-exempt interest (if any), and any net capital gain at least annually. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable to shareholders either as ordinary income or, if so designated by the Fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% federal income tax rate. Dividend income distributed to individual shareholders will qualify for such maximum 15% federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in Section 1(h)(11)(B) of the Code, from the Fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

      A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from passive foreign investment companies will not qualify for the maximum 15% federal income tax rate.

      A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

      Dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

      Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

      Dividends the Fund pays to its corporate shareholders that are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of these shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. In certain cases, receipt of dividends that qualify for this deduction may increase a corporate shareholder's liability for the federal alternative minimum tax or, if these dividends are "extraordinary dividends" under Section 1059 of the Code, result in basis reductions or, to the extent the basis of Fund shares would otherwise be reduced below zero, income inclusions.

      Investors should consider the adverse tax implications of buying Fund shares immediately before a dividend or capital gain distribution. Investors who purchase shares shortly before the record date for such a dividend or distribution will pay a per share price that includes the value of the anticipated dividend or distribution and will be taxable on the dividend or distribution even though such dividend or distribution economically represents a return of a portion of the amount paid to purchase the shares.

      Redemptions (including systematic withdrawals) and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. If a shareholder who has received a capital gain distribution suffers a loss on the redemption or other sale of his or her Fund shares that have a tax holding period of six months or less, the loss on those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received on those shares. Also, any loss realized on a redemption or other sale of Fund shares may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments.

      Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million of more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

      If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future generally including not only stock but also an option to acquire stock such as inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available to ameliorate these adverse tax consequences, but such elections could require the

Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

      The Fund may be subject to foreign withholding or other foreign taxes imposed by foreign countries with respect to the Fund's investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to qualify to pass such taxes or associated foreign tax credits or deductions through to its shareholders, who consequently are not expected to take them into account on their own tax returns.

      Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currency forward contracts, certain options and futures contracts relating to foreign currency, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its option contracts or future contracts with respect to stock or securities), may under Treasury regulations that may be promulgated in the future have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

      Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options and futures contracts, foreign currency positions and foreign currency forward contracts. Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the long-term or short-term character of some capital gains and losses realized by the Fund (or, in the case of certain foreign currency options, futures and forward contracts, such gains or losses may be treated as ordinary income or loss). The Fund may also be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Additionally, certain of the Fund's losses on transactions involving options, futures, forward contracts, and any offsetting or successor positions in its portfolio, may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to options, futures or forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

      The federal income tax rules applicable to interest rate swaps, caps, floors and collars and currency swaps are unclear in certain respects, and the Fund may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

      Investments in debt obligations that are at risk of or are in default (i.e., junk bonds) present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, if it holds such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

      If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

      The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the amount of cash that could have been received instead.

      The Fund may incur net capital losses that it may carry forward for up to eight years following the year of the loss to offset capital gains it may realize in such years.

      The Fund is generally required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends and other distributions, including redemption proceeds, paid to individuals and other non-exempt shareholders if
(1) the shareholder fails to furnish the Trust with and to certify his or her correct social security number or other taxpayer identification number, (2) the Internal Revenue Service (the "IRS") or a broker notifies the Trust that the shareholder is subject to withholding or (3) the shareholder fails to certify that he or she is not subject to backup withholding.

      The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as individual retirement accounts and other retirement plans, tax-exempt entities, insurance companies and financial institutions.

      Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the Fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN is on file, 28% backup withholding on certain other payments from the Fund. While the Fund does not expect Fund shares to constitute U.S. real property interests, a portion of the Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, a non-U.S. shareholder may be required to file a U.S. federal income tax return to report such gain and may be subject to U.S. federal withholding tax. Non-U.S. investors should consult their tax advisers regarding such treatment and the applicability of foreign taxes to an investment in the Fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

      Provided that the Fund qualifies as a regulated investment company under the Code, the Fund will also not be required to pay Massachusetts income, corporate excise, or franchise taxes.

                          XI. DESCRIPTION OF THE TRUST

      The Trust is an open-end investment company organized as a Delaware statutory trust on November 4, 1998. The Trust currently consists of six series, including the Fund, and may issue additional series and classes.

      All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

      All shares of the Trust have equal voting rights. Approval by the shareholders of a series is effective as to that series whether or not sufficient votes are received from the shareholders of the other to approve the proposal as to those series.

      Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

      Each share of a series represents an equal proportional interest in that series and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as are declared in the discretion of the Board. In the event of the liquidation or dissolution of any series, shareholders of a series are entitled to receive the assets attributable to that series that are available for distribution, and a distribution of any general assets not attributable to a particular series that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

      The Trust Instrument further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

      Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statute or other authority limiting statutory trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of a series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Trust Instrument also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

      Like any venture, there can be no assurance that a series as an enterprise will be successful or will continue to operate indefinitely. If a series cannot be operated in an economically viable manner, the series, without seeking approval of shareholders of the series, may cease operations, which could require you to transfer your investment at an inopportune time.

      The Fund commenced operations on November 20, 2006, the date on which it acquired all of the assets and assumed all of the liabilities of the Predecessor Fund. The Predecessor Fund commenced operations on December 23, 1999.


ANTI-MONEY LAUNDERING LAWS

      The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

                           XII. ADDITIONAL INFORMATION

      The prospectus and this SAI do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby. Certain portions of the registration statement have been omitted pursuant to the rules and regulations of the SEC. This registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained in the prospectus and this SAI as to the contents of any agreement or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                           XIII. FINANCIAL STATEMENTS

      The information of the Predecessor Fund for the year ended December 31, 2005 has been audited by Tait, Weller & Baker LLP, whose report is included in the Predecessor Fund's annual report along with the Predecessor Fund's financial statements. The Predecessor Fund's annual report is available upon request and without charge from E*TRADE Securities by calling (800) 895-9936 or by email request to delphivalue@etrade.com. The Predecessor Fund's annual report is also available on the principal underwriter's website at www.etrade.com. The information of the Predecessor Fund for periods ending prior to December 31, 2005 has been audited by PricewaterhouseCoopers LLP, whose reports expressed an unqualified opinion on the prior years' financial highlights of the Predecessor Fund. The Predecessor Fund's financial statements for the fiscal year ended December 31, 2005 are incorporated herein by reference to the Predecessors Fund's annual report filed with the SEC on February 27, 2006. The Predecessor Fund's financial statements for the six months ended June 30, 2006 are incorporated by reference to the Predecessor Fund's semi-annual report filed with the SEC on August 29, 2006.

                                   APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATINGS:

LONG-TERM DEBT RATINGS

Aaa - An obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

Aa - An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and Aa comprise what are generally known as high-grade bonds.

A - An obligation rated A is considered upper-medium grade and are subject to low credit risk.

Baa - An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

Ba - An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

B - An obligation rated B is considered speculative and is subject to high credit risk.

Caa - An obligation rated Caa is judged to be of poor standing and is subject to very high credit risk.

Ca - An obligation rated Ca is judged to be highly speculative and is likely in, or very near, default, with some prospect for recovery of principal and interest.

C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

PRIME-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

NOT PRIME - Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S ("S&P") RATINGS:

LONG TERM ISSUE CREDIT RATINGS

AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P - The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* - Continuance of ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R - The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. - Not rated.

COMMERCIAL PAPER

A-1. - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory

A-3. - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

MOODY'S: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."

                                   APPENDIX B1
       E*TRADE FUNDS ("TRUST") AND E*TRADE ASSET MANAGEMENT, INC. ("ETAM")
                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION

      The following are the proxy voting policies and procedures ("Policies and Procedures") adopted by E*TRADE Asset Management, Inc. ("ETAM"), an investment adviser registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") with respect to voting proxy regarding securities held by accounts of those investment advisory clients for whom its exercises discretionary investment management authority. Currently, E*TRADE Funds ("Trust"), a management investment company registered with the SEC under the Investment Company Act of 1940, as amended ("1940 Act"), which consists of multiple separate investment portfolios ("Funds"), is the sole client of ETAM.

      Pursuant to the  investment  management  agreements  between  ETAM and the
Trust, on behalf of each of the Funds, the Board of Trustees of the Trust ("Board") has (1) delegated to ETAM discretionary investment management authority with respect to the management of the Funds' assets (which includes proxy voting authority) and (2) directed that ETAM implement these Policies and Procedures in exercising that authority with respect to the Funds.

II.   GENERAL PRINCIPLES

      ETAM has adopted and implemented these Policies and Procedures as a means to reasonably designed to ensure that it votes any proxy with respect to any security over which ETAM has discretionary proxy voting authority in a prudent manner and solely in the best interest of each of its clients.

      In addition, these Policies and Procedures are designed to ensure ETAM's compliance with Rule 206(4)-6 under the Advisers Act and the Trust's compliance with certain disclosure obligations regarding its proxy voting activities under the 1940 Act ("Proxy Voting Rules") as well as other applicable fiduciary obligations of investment advisers and registered investment companies under rules and regulations adopted by the SEC and discussed in interpretations published by the SEC staff.

III.  PROCESS

      ETAM follows these Policies and Procedures with respect to any proxies it receives with respect to securities held by each of the Funds. ETAM will vote any proxies received by any Fund for which it has sole investment discretion in accordance with the recommendations of a third-party proxy voting services or in manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.

      To the extent that the management of a Fund's portfolio securities is sub-advised by another investment advisory firm, such as World Asset Management ("WAM") (each such firm, a "Sub-Adviser") the Board has (1) reviewed the proxy voting policies and procedures of the Sub-Adviser and (2) approved Investment Sub-Advisory Agreements among the Trust (on behalf of the Funds), ETAM and the relevant Sub-Adviser, which explicitly delegate to the relevant Sub-Adviser proxy voting responsibility with respect to proxies received by that Fund.

IV.   RELEVANT DISCRETIONARY CLIENT ACCOUNTS

      A. EQUITY FUNDS. The "Equity Funds" of the Trust consist of: E*TRADE International Index Fund; E*TRADE Russell 2000 Index Fund; E*TRADE S&P 500 Index Fund; and E*TRADE Technology Index Fund. Under the Investment Management Agreement for each Equity Fund, the Board has delegated to ETAM the authority to vote proxies relating to each Fund's portfolio securities. As noted above, to the extent that the management of an Equity Fund's portfolio securities is sub-advised by a Sub-Adviser, the Board has (1) reviewed the proxy voting policies and procedures of the Sub-Adviser and (2) approved Investment Sub-Advisory Agreements among the Trust (on behalf of the Funds), ETAM and the relevant Sub-Adviser, which explicitly delegate to the relevant Sub-Adviser proxy voting responsibility with respect to proxies received by the Fund. Each Sub-Adviser's proxy voting policies and procedures are attached hereto.

      B. FIXED INCOME  FUNDS.  The "Fixed Income Funds" of the Trust consist of:
E*TRADE California Municipal Money Market Fund; E*TRADE Government Money Market Fund; E*TRADE Money Market Fund; E*TRADE Municipal Money Market Fund; and E*TRADE New York Municipal Money Market Fund. The Fixed Income Funds invest exclusively in fixed income securities, and therefore, are not expected to have the opportunity to vote proxies relating to securities held in their portfolios, except in an unusual circumstance.(1) In the unlikely event that a Fixed Income Fund were to hold a security in its portfolio that required a proxy vote, ETAM will obtain the recommendation of an independent proxy voting service organization (E.G., Institutional Shareholder Services (ISS) or Investor Responsibility Research Center (IRRC)) and vote such proxy in accordance with that recommendation.

--------
(1) For the purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority which may be exercised with respect to a portfolio security.

      C. FUND OF FUNDS. The E*TRADE Asset Allocation Fund is structured as a fund of funds and will invest all of its assets in certain of the Equity Funds or the Fixed Income Funds ("Underlying Acquired Funds"). The E*TRADE Asset Allocation Fund will be a shareholder in each of the Underlying Acquired Funds in which it invests. Accordingly, the E*TRADE Asset Allocation Fund, in its capacity as a shareholder in the Underlying Acquired Funds, may be requested to vote on matters pertaining to the Underlying Acquired Funds. With respect to such shareholder proposals, the E*TRADE Asset Allocation Fund will vote its shares in each of its Underlying Acquired Funds in the same proportion as the vote of all other shareholders in that Underlying Acquired Fund.

V.    PROXY VOTING ADMINISTRATION

      A. PROXY VOTING RECORDS. ETAM, or its agent, maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include:
(1) a copy of all proxy voting policies and procedures used by a Sub-Adviser or other third-party that exercises voting authority or provides voting advice with respect to proxies received by a Fund; (2) a copy of all proxy statements (which may be satisfied by relying on the SEC's EDGAR website or a third-party who has undertaken to provide a copy of such proxy statements promptly upon request);
(3) a record of each vote cast on behalf of a Fund; (4) a copy of any document created by ETAM or a Sub-Adviser that was material to making a decision on how to vote proxies on behalf of a Fund or that memorializes the basis for that decision; and (5) a copy of each written request from the Funds for proxy voting records and any written response from ETAM to any written or oral request for such records. ETAM or its agent will also maintain any documentation related to an identified material conflict of interest.

Proxy voting books and records will be maintained by ETAM or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of ETAM or its agent.

      B. REVIEW AND OVERSIGHT. ETAM will provide for the supervision and periodic review of its proxy voting activities and the implementation of these Policies and Procedures. Because Sub-Advisers have been delegated responsibility for proxy voting for certain of the Funds, the Sub-Advisers will ensure (subject to the review and oversight of ETAM) that proxies are voted on a timely basis. If proxies related to Fund's portfolio securities are received by a Sub-Adviser, the Sub-Adviser will provide ETAM with (1) all information required to verify that such proxies have been voted in a timely and appropriate manner and (2) appropriate records to allow ETAM and the Funds to comply with the Proxy Voting Rules, including the filing of Form N-PX on behalf of each Fund.

      C. REPORTING TO THE BOARD. ETAM and the Sub-Advisers will provide any proxy voting information to the Board on a quarterly basis and will annually certify to the Board that each of them has voted proxies in compliance with these Policies and Procedures.

VI.   BOARD OF TRUSTEES--PROXY SUB-COMMITTEE

      In accordance with the charter of the Board's Compliance Oversight Committee, the Committee may appoint a sub-committee ("Proxy Sub-Committee") for the purpose of providing a Fund's consent to vote in matters in which ETAM or any Sub-Adviser seeks such consent because of a conflict of interest, which might arise in connection with a particular vote, or for other reasons. The Proxy Sub-Committee also may review these Policies and Procedures as well as each Sub-Adviser's proxy voting policies and procedures with respect to the Trust.

VII.  SUB-ADVISER'S PROXY VOTING POLICIES AND PROCEDURES:

      WAM's Proxy Voting  Policies and Procedures are attached hereto as Exhibit
A.

VII.  EFFECTIVENESS

      Adopted by the Trust on May 20, 2003, as amended August 19, 2003 and November 21, 2003.

      Adopted by ETAM on August 19, 2003, as amended November 21, 2003.

                                   EXHIBIT B2

                             DELPHI MANAGEMENT, INC.

                          PROCEDURES FOR VOTING PROXIES

Proxy Voting Policies

      The Manager shall apply the following policies in voting all proxies appurtenant to shares of corporate stock.

      The Manager shall vote "for" the following proposal of management:

            1. Proposals to authorize a stock option plan, so long as such plan does not (i) permit option exercise prices of less than 85% of the market price on the date of grant or (ii) authorize the issuance of options to purchase more than 10% of outstanding common stock.

            2. Proposals to amend an existing stock option plan to enable option holders to pay all or part of the option exercise price by surrendering shares of the company's stock.

            3.    Proposals to authorize other employee benefit plans.

            4. Proposals with respect to the election of directors, ratification of auditors, increasing the number of authorized shares of capital stock, increasing the amount of funded debt, stock splits and stock dividends, changing the number of directors, staggering the terms of directors, eliminating pre-emptive rights, and amending the company's charter to implement applicable state law limiting directors liability and/or amending its provisions concerning indemnification.

      The Manager shall vote "for all other items proposed by management unless the Manager determines that such vote would not be in the best interest of plan participants and beneficiaries.

      The Manager shall vote "against" the following proposals of management:

            1. Proposals to amend the company's charter to adopt super-majority voting provisions, "blank-check" preferred stock and/or poison pill provisions, provisions authorizing two classes of shares with different voting rights, "fair price" amendments (except those that consider only a two year price takeover measures), or other anti-takeover provisions, or proposals to amend the company's charter to eliminate or limit shareholder rights (e.g., action by written consent, ability to call meetings or remove directors) or to reincorporation in another state when accompanied by anti-takeover proposals.

            2.    Proposals to authorize loans to officers.

            3.    Proposals to authorize "golden parachute" severance benefits.

            4. Proposals by shareholders to limit compensation, pension benefits or other employee benefits.

II.   SHAREHOLDER PROPOSALS

      The Manager shall vote on items proposed by shareholders in accordance with management's recommendations unless the Manager determines that such vote would not be in the best interests of the plan participants and beneficiaries.

III.  MAINTENANCE OF RECORDS

      The Manager shall maintain a record of the voting of each proxy and the decision made on each management and/or shareholder proposal included therein.

May 1, 2003

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Certificate of Trust (Incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission ("SEC") on November 5, 1998).

(a)(2) Trust Instrument (Incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A filed with the SEC on November 5, 1998).

(a)(3) Amendment No. 1 to the Trust Instrument (Incorporated by reference to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed with the SEC on October 12, 2000).

(a)(4) Amendment No. 2 to the Trust Instrument (Incorporated by reference to the Registrant's Post- Effective Amendment No. 32 to the Registration Statement on Form N-1A filed with the SEC on September 25, 2001).

(a)(5) Amendment No. 3 to the Trust Instrument (Incorporated by reference to the Registrant's Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed with the SEC on September 8, 2003).

(b)(1) By-laws (Incorporated by reference to the Registrant's Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A filed with the SEC on January 28, 1999).

(b)(2) Amendment No. 1 to the By-laws (Incorporated by reference to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed with the SEC on October 12, 2000).

(b)(3) Amendment No. 2 to the By-laws (Incorporated by reference to the Registrant's Post- Effective Amendment No. 32 to the Registration Statement on Form N-1A filed with the SEC on September 25, 2001).

(b)(4) Amendment No. 3 to the By-laws (Incorporated by reference to the Registrant's Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed with the SEC on September 8, 2003).

(c) Certificates for Shares will not be issued. Articles II, VII, IX and X of the Trust Instrument, as amended, previously filed under exhibit (a), define the rights of holders of Shares.

(c)(1)   Electronic   Delivery   Consent   (Incorporated  by  reference  to  the
Registrant's Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed with the SEC on December 22, 2000).

(d)(1) Third Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE Technology Index Fund, E*TRADE Kobren Growth Fund and E*TRADE Delphi Value Fund dated November 20, 2006 (Filed herewith).


(d)(2) Amended Investment Sub-advisory Agreement among the Registrant, E*TRADE Asset Management, Inc. and Munder Capital Management, Inc. dated June 1, 2005, on behalf of World Asset Management, with respect to the E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, and the E*TRADE Technology Index Fund (Incorporated by reference to the Registrant's Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed with the SEC on April 28, 2006).


(d)(3) Investment Sub-Advisory Agreement among the Registrant, E*TRADE Asset Management, Inc. and Kobren Insight Management, Inc., with respect to E*TRADE Kobren Growth Fund dated November 20, 2006 (Filed herewith).

(d)(4) Investment Sub-Advisory Agreement among the Registrant, E*TRADE Asset Management, Inc. and Delphi Management, Inc., with respect to E*TRADE Delphi Value Fund dated November 20, 2006 (Filed herewith).

(e) Fifth Amended and Restated Underwriting Agreement between the Registrant and E*TRADE Securities LLC with respect to each series of the Registrant dated November 20, 2006 (Filed herewith).


(f) Bonus or Profit Sharing Contracts (Not applicable).


(g)(1) Custodian Services Agreement between the Registrant and PFPC Trust Company with respect to each series of the Registrant dated November 20, 2006 (Filed herewith).

(g)(2) Foreign Custody Manager Agreement between the Registrant and PFPC Trust Company with respect to each series of the Registrant dated November 20, 2006 (Filed herewith).

(h)(1) Fifth Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to each series of the Registrant dated November 20, 2006 (Filed herewith).

(h)(2)   Sub-Administration   and  Accounting   Services   Agreement  among  the
Registrant, E*TRADE Asset Management, Inc. and PFPC, Inc. with respect to each series of the Registrant dated November 20, 2006 (Filed herewith).

(h)(3) Seventh Amended and Restated Expense Limitation Agreement between the Registrant and E*TRADE Asset Management, Inc., with respect to each series of the Registrant (Filed herewith).

(h)(4) Shareholder Services Agreement between E*TRADE Asset Management, Inc., and the Registrant with respect to the series of the Trust (Filed herewith).

(h)(5)(i) Amended and Restated Transfer Agency Services Agreement dated November 20, 2006 between PFPC Inc. and Registrant (Filed herewith).

(h)(6)(i) State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund. (Incorporated by reference to the Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed with the SEC on August 11, 1999).

(h)(6)(ii) Form of Amended Exhibit A to the State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to each series of the Registrant. (Incorporated by reference to the Registrant's Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed with the SEC on September 8, 2003).

(h)(6)(iii) Amendment to the State Securities Services Agreement between the Registrant and PFPC, Inc. with respect to each series of the Registrant (Incorporated by reference to the Registrant's Registration Statement on Form N-14 filed with the SEC on September 1, 2006).

(h)(7) Agreement and Plan of Reorganization and Redomiciliation dated November 1, 2006 on behalf of E*TRADE Kobren Growth Fund and Kobren Growth Fund.

(h)(8) Agreement and Plan of Reorganization and Redomiciliation dated November 1, 2006 on behalf of E*TRADE Delphi Value Fund and Delphi Value Fund.

(i)  Opinion  and  Consent  of  Counsel   (Incorporated   by  reference  to  the
Registrant's Registrantion Statement filed with the SEC on October 6, 2006).

(i)(ii) Tax opinion regarding tax-free nature of reorganization of Kobren Insight Funds dated November 17, 2006.

(j) Consent of Independent Publicly Registered Accounting Firm (Filed herewith).

(k) Omitted Financial Statements (Not applicable).

(l) Form of Subscription Purchase between E*TRADE Asset Management, Inc. and the Registrant (Incorporated by reference to the Registrant's Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A filed with the SEC on January 28, 1999).

(m) Rule 12b-1 Plan for E*TRADE Delphi Value Fund (Incorporated by reference to the Registrant's Registration Statement on Form N-14 filed with the SEC on September 1, 2006).

(n)(i) Second Amended and Restated Multiple Class Plan pursuant to Rule 18f-3. (Incorporated by reference to the Registrant's Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed with the SEC on September 8,
2003).

(n)(ii) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 for E*TRADE Delphi Value Fund (Filed herewith).


(o) Reserved.

(p)(1) Code of Ethics dated February 22, 2006 of the Registrant. (Incorporated by reference to the Registrant's Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed with the SEC on April 28, 2006).

(p)(2) Personal Trading Code of Ethics of E*TRADE Asset Management, Inc. dated February 22, 2006 (Incorporated by reference to the Registrant's Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed with the SEC on April 28, 2006).

(p)(3) Form of Personal Trading Code of Ethics of E*TRADE Securities, Inc. (Incorporated by reference to the Registrant's Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed with the SEC on March 27,
2000).

(p)(4) Code of Ethics of Munder Capital Management (Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement of Munder Series Trust on Form N-1A filed with the SEC on September 1, 2005 (Exhibit 23(p)).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT


E*TRADE Asset Management, Inc. is a wholly owned subsidiary of E*TRADE Financial Corporation ("E*TRADE") (a Delaware corporation). Other companies of which
E*TRADE owns more than 25% include: 3744221 Canada, Inc.; 3045175 Nova Scotia Company NSULC; BRE Holdings, LLC; BrownCo, LLC; BWL Aviation, LLC; Canopy Acquisition Corp.; Capitol View, LLC; ClearStation, Inc.; Confluent, Inc.; Converging Arrows, Inc. (Nevada); Converging Arrows, Inc. (Delaware); E*TRADE Capital Markets, LLC; ETCF Asset Funding Corporation; E Trade Nordic AB; E Trade Sverige AB; E TRADE Systems India Private Limited; E*TRADE Access, Inc.; E*TRADE Advisory Services, Inc.; E*TRADE Archipelago Holdings, LLC; E*TRADE Asia Limited; E*TRADE BBH, Inc.; E*TRADE Bank; E*TRADE Bank A/S; E*TRADE Benelux SA; E*TRADE Brokerage Holdings, Inc.; E*TRADE Financial Corporate Services, Inc.; E*TRADE Canada Securities Corporation; E*TRADE Capital, Inc.; E*TRADE Brokerage Services, Inc.; E*TRADE Clearing LLC; E*TRADE Community Development Corporation; E*TRADE Disaster Relief Fund; E*TRADE Europe Holdings B.V.; E*TRADE Europe Securities Limited; E*TRADE Europe Services Limited; E*TRADE Futures LLC; ETB Holdings, Inc.; TK Global Communications GmbH; E*TRADE Global Asset Management, Inc.; E*TRADE Global Services Limited;

E*TRADE Iceland HF; E*TRADE  Institutional  Holdings,  Inc.;  E*TRADE  Insurance
Services, Inc.; E*TRADE International Equipment Management Corporation; E*TRADE*Mauritius Limited; E*TRADE Mortgage Corporation; E*TRADE Mortgage Backed Securities Corporation; E*TRADE National Holdings, Inc.; E*TRADE Network Services International; E-TRADE Nominees (Pty) Limited; E*TRADE Online Ventures, Inc.; E*TRADE Re, LLC; E*TRADE RV and Marine Trust 2004-1; E*TRADE SARL; E*TRADE Securities Corporation; E*TRADE Securities Limited; E*TRADE Securities LLC; E*TRADE Settlement Services, Inc.; E*TRADE Technologies Corporation; E*TRADE Technologies Group, LLC; E*TRADE Technologies Holding Limited; E*TRADE UK (Holdings) Limited; E*TRADE UK Limited; E*TRADE UK Nominees Limited; E*TRADE Wealth Management, Inc.; E*TRADE Web Services Limited; EGI Canada Corporation; Electronic Share Information Ltd.; E*TRADE Financial Corporation Capital Trust I; E*TRADE Financial Corporation Capital Trust II; E*TRADE Financial Corporation Capital Trust III; E*TRADE Financial Corporation Capital Trust IV; E*TRADE Financial Corporation Capital Trust V; E*TRADE Financial Corporation Capital Trust VI; E*TRADE Financial Corporation Capital Trust VII; E*TRADE Financial Corporation Capital Trust VIII; E*TRADE Financial Corporation Capital Trust IX; E*TRADE Financial Corporation Capital Trust X; ETB Capital Trust XI; ETB Capital Trust XII; ETB Capital Trust XIII; ETB Holdings, Inc. Capital Trusts XIV; ETB Capital Trust XV; ETB Capital Trust XVI; ETB Holdings, Inc. Capital Trust XVII; ETB Holdings, Inc. Capital Trust XVIII; ETB Holdings, Inc. Capital Trust XIX; ETB Holdings, Inc. Capital Trust XX; ETB Holdings, Inc. Capital Trust XXI; ETRADE Asia Services Limited; ETRADE Corporate Services (Hong Kong) Limited; E*TRADE Financial Information Services (Asia) Limited; ETRADE Securities (Hong
Kong) Limited; ETRADE Securities Limited; E-TRADE South Africa (Pty) Limited; E*TRADE Capital Management, LLC; Highland Holdings Corporation; Highland REIT, Inc.; Howard Capital Management, Inc.; HR Holdings (Delaware), Inc.; Kobren Insight Management, Inc.; LendingLink, LLC; SV International S.A.; Telebanc Capital Trust I; Telebanc Capital Trust III; TBFC Holdings, Inc.; TIR (Australia) Services Pty. Limited; TIR (Holdings) Limited; TIR Holdings (Brazil) Limitada; TIR Securities (Australia) Pty Limited; TIR Securities (UK) Limited; U.S. Raptor One, Inc.; U.S. Raptor Two, Inc.; U.S. Raptor Three, Inc.; VERSUS Brokerage Services (U.S.) Inc.; Web Street, Inc.; Web Street Securities, Inc.; Webstreet.com, Inc.; W&L Aviation, Inc.; E*TRADE ABS CDO I, Ltd.; E*TRADE ABS
CDO II, Ltd.; E*TRADE ABS CDO III, Ltd.; E*TRADE ABS CDO IV, Ltd.; RAA Wealth Management, Inc.; E*TRADE Savings Bank; E*TRADE Wholesale Lending Corporation.


ITEM 25. INDEMNIFICATION

Reference is made to Article X of the Registrant's Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against
public  policy  as  expressed  in  the   Securities  Act  and,   therefore,   is
unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

E*TRADE Asset Management, Inc. (the "Investment Adviser") is a Delaware corporation that offers investment advisory services. The Investment Adviser's offices are located at 4500 Bohannon Drive, Menlo Park, CA 94025. The directors and officers of the Investment Adviser and their business and other connections are as follows:


NAME                    POSITION         OTHER BUSINESS CONNECTIONS
---------------------   ---------------  --------------------------

Mitchell Caplan         Director         Chief Executive Officer and member of
                                         the Board of Directors of
                                         E*TRADE
                                         Financial Corporation

Dennis Webb             President        Trustee of the Registrant

Matthew Audette         Vice President   Treasurer of the Registrant
                        and Chief
                        Financial
                        Officer

Elizabeth Gottfried     Vice President   President of Registrant

Eric Kobren             Vice President   President of Kobren Insight
                                         Management,
                                         Inc.

Eric Godes              Vice President   Vice President of Kobren Insight
                                         Management, Inc.

Russell Elmer           Acting           Acting Secretary of Registrant
                        Secretary

Cynthia Bock            Assistant        Senior Corporate Paralegal, E*TRADE
                        Secretary        Financial Corporation

Timothy Williams        Chief            Director, Asset Management, E*TRADE
                        Compliance       Financial Corporation
                        Officer

INVESTMENT SUB-ADVISER. World Asset Management, is the sub-adviser for the Technology Index Fund, S&P 500 Index Fund, Russell 2000 Index Fund and the International Index Fund. World Asset Management is a division of Munder Capital Management ("MCM"). MCM is a Delaware general partnership and its general partners are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. Comerica Incorporated, through its subsidiary Comerica Bank, owns or controls approximately 95% of the partnership interests in MCM.

NAME                         POSITION AT WAM
----                         ---------------

Dennis J. Moordian           Chief Executive Officer

John S. Adams                President and Chief Investment Officer

Peter K. Hoglund             Managing Director, Chief Administrative Officer

Todd B. Johnson              Managing Director, Chief Investment Officer-Passive

Peter G. Root                Managing Director, Chief Investment Officer,
                             Fixed Income

Stephen J. Shenkenberg       Managing Director, General Counsel and Chief
                             Compliance Officer

Sharon E. Fayolle            Managing Director, Cash Management

James Fitzgerald             Managing Director, Retail Marketing

Anne K. Kennedy              Managing Director, Institutional Investment
                             Services

Beth Obear                   Managing Director, Human Resources

Tony Y. Dong                 Managing Director, Mid-Cap Equities

INVESTMENT SUB-ADVISER. Kobren Insight Management, Inc. serves as sub-adviser to the E*TRADE Kobren Growth Fund. The principal business address for Kobren Insight Management, Inc. is 20 William Street, Wellesley Hills, Massachusetts 02481. For information as to its business, profession, vocation or employment of a substantial nature, reference is made to Form ADV filed by Kobren Insight Management, Inc. under the Investment Advisers Act of 1940, as amended (the "Advisers Act") (SEC File No. 801-30125).

INVESTMENT SUB-ADVISER. Delphi Management, Inc. performs certain investment sub-advisory services for E*TRADE Delphi Value Fund, under the supervision of E*TRADE Asset Management, Inc. The principal business address for Delphi Management, Inc. is 50 Rowes Wharf, Boston, Massachusetts 02110. For information as to its business, profession, vocation or employment of a substantial nature, reference is made to Form ADV filed by Delphi Management, Inc. under the Advisers Act (SEC File No. 801-18367).

ITEM 27. PRINCIPAL UNDERWRITERS

(a) E*TRADE Securities LLC ("Distributor") serves as Distributor of shares of the series of the Trust. The Distributor is a wholly owned subsidiary of E*TRADE FINANCIAL Corporation.

(b) The officers and directors of E*TRADE Securities LLC are:

                              POSITIONS AND
NAME AND PRINCIPAL            OFFICES WITH           POSITIONS AND OFFICES
BUSINESS ADDRESS*             UNDERWRITER            WITH REGISTRANT
-----------------             -----------            ---------------

R. Jarrett Lilien             Director               None

Arlen Gelbard                 Chief Executive        None
                              Officer

Michael Curcio                President and Chief    None
                              Operating Officer

Michael Albino                Chief Compliance       None
                              Officer

Naveen Agarwal                Senior Vice President  None

Shane Mulron                  Director, Chief        None
                              Financial Officer

Edward Fahey                  Certified Registered   None
                              Options Principal

David Gompert                 Senior Registered      None
                              Options Principal

Cynthia Bock                  Secretary              None

--------

* The business address of Messrs. Lilien and Curcio is 135 E. 57th Street, New York, NY 10022; of Mr. Mulron is 10951 White Rock Road, Rancho Cordova, CA 95670; and of Ms. Bock is 4500 Bohannon Drive, Menlo Park, CA 94025.

(c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained in the physical possession of:

(1) E*TRADE Asset Management, Inc., the Registrant's investment adviser, is located at 4500 Bohannon Drive, Menlo Park, CA 94025;


(2) PFPC Trust Company, the Registrant's custodian, is located at 400 Bellevue Parkway, Wilmington, DE 19809. PFPC Inc., the Registrant's fund accounting agent and fund services agent, is located at 400 Bellevue Parkway, Wilmington, DE 19809.;


(3) PFPC Inc., the Registrant's transfer agent and dividend disbursing agent, is located at 400 Bellevue Parkway, Wilmington, DE 19809;

(4) World Asset Management, sub-adviser with respect to the E*TRADE Technology Index Fund, E*TRADE S&P 500 Index Fund, E*TRADE Russell 2000 Index Fund, and the E*TRADE International Index Fund, is located at 255 East Brown Street, Birmingham, Michigan 48009;

(5) Kobren Insight  Management,  Inc.,  sub-adviser  with respect to the E*TRADE
Kobren  Growth  Fund,  is  located  at  20  William  Street,   Wellesley  Hills,
Massachusetts 02481-9513;

(6) Delphi Management, Inc., sub-adviser with respect to the E*TRADE Delphi Value Fund, is located at 50 Rowes Wharf, Boston, Massachusetts 02114.

ITEM 30. UNDERTAKINGS

Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended,
Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Menlo Park, California on the 17th day of November, 2006.

E*TRADE FUNDS (Registrant)

By: /s/ Elizabeth Gottfried
    -----------------------
Name:  Elizabeth Gottfried
Title: President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                           TITLE                      DATE

/s/ Elizabeth Gottfried             President (Principal       November 17, 2006
----------------------------        Executive Officer)
Elizabeth Gottfried

/s/ Matthew Audette                 Vice President and         November 17, 2006
----------------------------        Treasurer (Principal
Matthew Audette                     Financial and
                                    Accounting Officer)

/s/ Cheryl A. Burgermeister*        Trustee                    November 17, 2006
----------------------------
Cheryl A. Burgermeister

/s/ Steven Grenadier*               Trustee                    November 17, 2006
----------------------------
Steven Grenadier

/s/ Arthur Dubroff*                 Trustee                    November 17, 2006
----------------------------
Arthur Dubroff

/s/ George Rebhan*                  Trustee                    November 17, 2006
----------------------------
George Rebhan

/s/ Dennis Webb*                    Trustee                    November 17, 2006
----------------------------
Dennis Webb


* By: /s/ Elizabeth Gottfried
      ----------------------
      Elizabeth Gottfried
      Attorney-in-fact

* Elizabeth Gottfried signs this document pursuant to Powers of Attorney filed herewith.

                                  E*TRADE FUNDS
                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned, do hereby constitute and appoint Elizabeth Gottfried, Russell Elmer and Matthew Audette his/her true and lawful attorneys and agents to execute in his/her name, place and stead, in his/her capacity as Trustee of E*TRADE Funds ("Trust"), to execute in his/her name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned Trustee, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned Trustee of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.


         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicated.

                   NAME                        TITLE               DATE
                   ----                        -----               ----
_/s/Cheryl A.
Burgermeister_________        Trustee                       September 7, 2006
Cheryl A. Burgermeister

/s/ Arthur
Dubroff______________         Trustee                       September 7, 2006
Arthur Dubroff

/s/ Steven
Grenadier______________       Trustee                       September 7, 2006
Steven Grenadier

/s/ George
Rebhan_______________         Trustee                       September 7, 2006
George Rebhan

/s/ Dennis
Webb________________          Trustee                       September 7, 2006
Dennis Webb

                                  EXHIBIT INDEX

(d)(1) Third Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE Technology Index Fund, E*TRADE Kobren Growth Fund and E*TRADE Delphi Value Fund dated November 20, 2006.

(d)(3) Investment Sub-Advisory Agreement among the Registrant, E*TRADE Asset Management, Inc. and Kobren Insight Management, Inc., with respect to E*TRADE Kobren Growth Fund dated November 20, 2006.

(d)(4) Investment Sub-Advisory Agreement among the Registrant, E*TRADE Asset Management, Inc. and Delphi Management, Inc., with respect to E*TRADE Delphi Value Fund dated November 20, 2006.

(e) Fifth Amended and Restated Underwriting Agreement between the Registrant and E*TRADE Securities LLC with respect to each series of the Registrant dated November 20, 2006.

(g)(1) Custodian Services Agreement between the Registrant and PFPC Trust Company with respect to each series of the Registrant dated November 20, 2006.

(g)(2) Foreign Custody Manager Agreement between the Registrant and PFPC Trust Company with respect to each series of the Registrant dated November 20, 2006.

(h)(1) Fifth Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to each series of the Registrant dated November 20, 2006.

(h)(2)   Sub-Administration   and  Accounting   Services   Agreement  among  the
Registrant, E*TRADE Asset Management, Inc. and PFPC, Inc. with respect to each series of the Registrant dated November 20, 2006.

(h)(3) Seventh Amended and Restated Expense Limitation Agreement between the Registrant and E*TRADE Asset Management, Inc. dated November 20, 2006.

(h)(4) Shareholder Services Agreement between E*TRADE Asset Management, Inc., and the Registrant with respect to the series of the Trust.

(h)(5)(i) Amended and Restated Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to each series of the Registrant dated November 20, 2006.

(h)(7) Agreement and Plan of Reorganization and Redomiciliation dated November 1, 2006.

(h)(8) Agreement and Plan of Reorganization and Redomiciliation dated November 1, 2006.

(i)(ii) Tax opinion regarding tax-free nature of reorganization of Kobren Insight Funds dated November 17, 2006.

(j) Consent of Independent Publicly Registered Accounting Firm.

(n)(ii) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 for E*TRADE Delphi Value Fund.